UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CO-DIAGNOSTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CO-DIAGNOSTICS, INC.

2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held at [9:00 A.M.] (Mountain Time) on [*], [*], 2026

Notice is hereby given that Co-Diagnostics, Inc. a Utah corporation (“we” or the “Company”) will hold a Special Meeting of Shareholders (the “Special Meeting”) on [*], [*], 2026 at [9:00 A.M.] (Mountain Time), at the Company’s offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109.

The Special Meeting is being held pursuant to an order entered on October 15, 2026 by the Business and Chancery Court of the State of Utah under Utah Code § 16-10a-703 (the “Court Order”). Under the Court Order, the quorum for the Special Meeting is one-third (33 1/3%) of the votes entitled to be cast by the applicable voting group on each matter, as described in the accompanying proxy statement. The Court Order applies only to this Special Meeting and any properly reconvened session of this Special Meeting. The Special Meeting is being held for the following purposes:

1.	To elect five (5) directors to our Board of Directors, to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2.	To approve an increase in the number of shares of common stock authorized for issuance under the Company’s 2025 Co-Diagnostics, Inc. Equity Incentive Plan;

3.	To adopt, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

5.	To approve an amendment to the Company’s Articles of Incorporation to provide that shares of capital stock of the Company entitled to vote representing one-third of the votes entitled to be cast on a matter shall constitute a quorum for the transaction of business at a meeting of shareholders;

6.	To approve the potential exercise of the new warrants to purchase an aggregate of 3,404,724 shares of common stock (“Warrant Shares”) at an exercise price of $1.56 per share (collectively, the “New Warrants”) that we issued on August 3, 2026 pursuant to certain inducement agreement dated July 30, 2026 (the “Warrant Inducement”), for which stockholder approval is required in accordance with Nasdaq Listing Rule 5635(d);

7.	To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock issuable upon conversion of the secured convertible notes issued in connection with the financing transaction described in this proxy statement;

8.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to effect one or more reverse stock splits of the Company’s issued and outstanding shares of common stock, on one or more occasions, at a ratio of not less than 1-for-2, with the cumulative effect of all such reverse stock splits not to exceed 1-for-750, such final ratio or ratios and the timing and number of any reverse stock splits to be determined by our Board at any time within twelve months following this Special Meeting, without further approval or authorization of our stockholders, as described in the accompanying proxy statement; and

9.	To approve any adjournments or postponements of the Special Meeting or to transact such other business as may be properly brought before the Special Meeting.

Only stockholders of record at the close of business on [*], 2026 (the “Record Date”) will be entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. A list of stockholders entitled to vote will be available for examination at the Company’s principal executive offices for ten days prior to the meeting, as required under Utah Code §16-10a-720.

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Whether or not you plan to attend the meeting, please promptly vote your shares by Internet, by telephone, or by signing, dating, and returning the enclosed proxy card so that your shares will be represented at the meeting.

You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Special Meeting.

Details regarding admission to the meeting and the business to be conducted at the meeting are more fully described in this Notice of Special Meeting of Shareholders and accompanying proxy statement.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

The proxy statement accompanying this notice provides a more complete description of the business to be conducted at the Special Meeting. We encourage you to read the proxy statement carefully and in its entirety.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah
__, 2026

This Notice of Special Meeting of Shareholders, proxy statement and form of proxy are first being mailed to stockholders on or about __, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Co-Diagnostics, Inc. Special Meeting of Shareholders to be held [*], 2026: The notice of Special Meeting of Shareholders and Proxy Statement are available at www.proxyvote.com, and on the Investor Relations portion of our web site at https://codiagnostics.com/investors/.

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2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

(801) 438-1036

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

This proxy statement (this “Proxy Statement”) is being furnished to holders of common stock, $0.001 par value per share (“common stock”), of Co-Diagnostics, Inc. (“Co-Diagnostics,” “the Company,” “we,” “our,” and “us”) of record as of the close of business on [*], 2026 (the “Record Date”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors” or the “Board”) to be used at the court-ordered 2026 Special Meeting of Shareholders (the “Special Meeting”) to be held on [*], 2026 at [9:00 A.M.] (Mountain Time) at the Company’s offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109 or at any postponement or adjournment thereof. You are invited to attend the Special Meeting to vote on the proposals described in this proxy statement (the “Proxy Statement”). However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or follow the instructions on your proxy card to submit your proxy.

Pursuant to Utah Code § 16-10a-720, the Company will make a stockholders’ list available for inspection upon request at the Company’s principal office at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109, Attn: Dan Bohrer, by any stockholder as of the Record Date or such stockholder’s agent or attorney, beginning [*], 2026, (two business days after notice of the meeting is given) continuing through the Special Meeting and any meeting adjournments thereof.

Our Board is asking you to vote your shares by completing, signing and returning the accompanying proxy card. If you attend the Special Meeting in person, you may vote at the Special Meeting even if you have previously returned a proxy card. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder as described in more detail below.

Please read this Proxy Statement carefully then vote your shares promptly by telephone, by Internet or by signing, dating and returning your proxy card.

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QUESTIONS AND ANSWERS ABOUT

THE PROXY MATERIALS AND THE SPECIAL MEETING

What is the purpose of the Special Meeting?

The Special Meeting is being held pursuant to the Court Order (as defined below), which directs that a meeting of shareholders be held under Utah Code § 16-10a-703 and establishes the quorum standards described below for this Special Meeting. The Special Meeting is being held for the purpose of obtaining stockholder approval for the following proposals (the “Proposals”):

1.	To elect five (5) directors to our Board of Directors, to serve until the next annual meeting or until their successors are duly elected and qualified;

2.	To approve an increase in the number of shares of common stock authorized for issuance under the Company’s 2025 Co-Diagnostics, Inc. Equity Incentive Plan;

3.	To adopt, on an advisory basis, the compensation of the Company’s named executive officers;

4.	To ratify the appointment of Tanner LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2026;

5.	To approve an amendment to the Company’s Articles of Incorporation to provide that shares of capital stock entitled to vote representing one-third of the votes entitled to be cast on a matter shall constitute a quorum for the transaction of business at a meeting of shareholders;

6.	Approval of the potential exercise of the new warrants (collectively, the “New Warrants”) to purchase an aggregate of 3,404,724 shares of common stock at an exercise price of $1.56 per share (the “New Warrant Shares”) that we issued on August 3, 2026 pursuant to an inducement agreement dated July 30, 2026 (the “Warrant Inducement”), for which stockholder approval is required in accordance with Nasdaq Listing Rule 5635(d) (the “Warrant Exercise Proposal”);

7.	To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock issuable upon conversion of the secured convertible notes issued in connection with the financing transaction described in this proxy statement (the “Share Issuance Proposal”);

8.	To approve an amendment to the Company’s Articles of Incorporation, as amended, to effect one or more reverse stock splits of the Company’s issued and outstanding shares of common stock, on one or more occasions, at a ratio of not less than 1-for-2, with the cumulative effect of all such reverse stock splits not to exceed 1-for-750, such final ratio or ratios and the timing and number of any reverse stock splits to be determined by our Board at any time within twelve months following this Special Meeting, without further approval or authorization of our stockholders (the “Reverse Stock Split”), as described in the accompanying proxy statement (the “Reverse Stock Split Proposal”); and

9.	To approve any adjournments or postponements of the Special Meeting or to transact such other business as may be properly brought before the Special Meeting (the “Adjournment Proposal”).

Q: Why did I receive this proxy statement?

The Board of Directors is soliciting your proxy to vote at the meeting because you were a holder of the Company’s shares of common stock, par value $0.001 per share (“Common Stock”) at the close of business on the Record Date, and are entitled to vote at the meeting.

Who is entitled to vote?

Only our stockholders of record at the close of business on the Record Date for the meeting, [*], 2026, are entitled to vote at the Special Meeting. As of the close of business on [*], 2026, we had [*] shares of common stock issued and outstanding.

How many votes do I have?

Each share of our common stock that the stockholder owns as of the Record Date, entitles the stockholder to one vote on the Proposals and any other matter that might properly come before the Special Meeting or any adjournment thereof.

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As of the Record Date, there were [*] shares of our common stock outstanding and entitled to vote. Each share of our common stock that you own entitles you to one vote.

Can I access the proxy materials electronically?

Yes. This Proxy Statement and the accompanying Special Report are available online at [www.proxyvote.com], the Company’s website https://codiagnostics.com/investors and on the SEC’s website at www.sec.gov.

How can I attend the Special Meeting?

The Special Meeting will be held at our offices located at 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109. Only stockholders of record as of the Record Date, or their duly appointed proxies, may attend the Special Meeting. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. If you hold your shares through a broker or other nominee, you must bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date. All stockholders must check in at the registration desk at the Special Meeting.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, VStock Transfer, you are considered the stockholder of record with respect to those shares, and we sent a Notice of Special Meeting and a printed set of the proxy materials, together with a proxy card, directly to you.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a broker, bank or other nominee, then you are the beneficial owner of those shares held in “street name,” and a Notice of Special Meeting and a set of the proxy materials, together with a voting instruction form, was forwarded to you by your broker, bank or other nominee who is considered the stockholder of record with respect to those shares. As a beneficial owner, you have the right to instruct your broker, bank or other nominee on how to vote the shares held in your account by following the instructions in the Notice of Special Meeting and the voting instruction form you received.

How can I vote my shares?

The process for voting your shares depends on how your shares are held. Generally, as discussed above, you may hold shares as a “record holder” (that is, in your own name) or in “street name” (that is, through a nominee, such as a broker or bank). As explained above, if you hold shares in “street name,” you are considered to be the “beneficial owner” of those shares.

Voting by Record Holders. If you are a record holder, you may vote by proxy prior to the Special Meeting or you may vote during the Special Meeting in person. If you are a record holder and would like to vote your shares by proxy prior to the Special Meeting, you have four ways to vote:

1.	By phone: [1-800-690-6903];

2.	By Internet: go to [www.proxyvote.com] or scan the QR Barcode on your proxy card;

3.	Vote by Mail: Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11717]; or

4.	In person: If you are a Record Holder you may vote your shares in person.

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Please note that Internet proxy voting will close at 11:59 P.M. (Eastern Standard Time) on [*], 2026. If you received a proxy card in the mail and wish to vote by completing and returning the proxy card via mail, please note that your completed proxy card must be received before the polls close for voting at the Special Meeting.

Voting by beneficial owners of shares held in “street name.” If your shares are held in the name of a bank, broker or other holder of record (also known as “street name”), you have the right to direct your bank, broker or other nominee on how to vote your shares by using the voting instruction form provided to you by them, or by following their instructions for voting through the internet or by telephone. In order for your shares to be voted on all matters presented at the meeting, we urge all stockholders whose shares are held in street name by a bank, brokerage firm or other nominee to provide voting instructions to such record holder. You may vote shares held through your broker in person at the Special Meeting only if you obtain a valid proxy from your broker giving you the legal right to vote the shares at the Special Meeting.

How are proxies voted?

All shares represented by valid proxies received prior to the Special Meeting will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Stockholders of Record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions or you indicate when voting in person, on the Internet, by phone or by mail that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not attend and vote at the Special Meeting or provide the broker, bank or other nominee that holds your shares with specific voting instructions, then the broker, bank or other nominee that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the broker, bank or other nominee that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within Co-Diagnostics or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy cards, which are then forwarded to our management.

Are the Proposals considered ‘‘routine’’ or ‘‘non-routine’’?

We believe that under applicable rules, Proposal No. 1, Proposal No. 2, Proposal No. 3, Proposal No. 5, Proposal No. 6, Proposal 7, and Proposal No. 9 are considered non-routine matters for which brokerage firms may not vote shares that are held in the name of brokerage firms without instructions from the beneficial owners. We believe that Proposal Nos. 4 and 8 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms, and which are not voted by the applicable beneficial owners. Accordingly, if you do not instruct your broker or nominee to vote your shares, the broker or other nominee may either (a) vote your shares on routine matters, or (b) leave your shares unvoted altogether. If Proposal Nos. 4 and 8 are treated as routine matters as expected, we do not expect to receive any broker non-votes with respect to Proposal Nos. 4 and 8.

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Can I change my vote or revoke my proxy after I return my proxy card or vote online?

Any proxy may be revoked at any time before it is exercised by (1) filing an instrument revoking it with the Company’s Secretary, (2) submitting a duly executed proxy bearing a later date prior to the time of the Special Meeting, or (iii) casting a new vote via the Internet or by mail, in each case prior to the Special Meeting. Stockholders who have voted by proxy and who then attend the Special Meeting and desire to vote in person are requested to notify the Secretary in writing prior to the time of the Special Meeting. We request that all such written notices of revocation to the Company be addressed to the Secretary of the Company prior to the Special Meeting at 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

What constitutes a quorum and effect of Broker non-votes?

Pursuant to an order entered on October 15, 2026 by the Business and Chancery Court of the State of Utah under Utah Code § 16-10a-703 (the “Court Order”), for each matter submitted to shareholders on which holders of our common stock are entitled to vote as a single voting group, the presence in person or by proxy of holders representing at least one-third (33 1/3%) of the votes entitled to be cast on that matter will constitute a quorum for action on that matter. To the extent any matter requires holders of our common stock to vote as a separate voting group under Utah law, including an amendment to our Articles of Incorporation effecting a reverse stock split or otherwise changing the number of shares of the common-stock class, the presence in person or by proxy of holders representing at least one-third (33 1/3%) of the votes entitled to be cast by the common-stock voting group on that matter will constitute a quorum of that voting group. The Court Order applies only to this Special Meeting and any properly reconvened session of this Special Meeting. It does not change the affirmative vote required to approve any proposal. A copy of the Court Order is attached hereto as Annex A.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions occur when shares present at the Special Meeting are marked “abstain.” A broker is entitled to vote shares held for a beneficial owner on “routine” matters, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. We believe Proposal Nos. 1, 2, 3, 5, 6, 7 and 9 are considered non-routine matters and Proposal Nos. 4 and 8 are considered routine matters. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present but have no effect on the outcome of the matters voted upon except where brokers can exercise discretion on “routine” matters. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Special Meeting.

How are abstentions counted?

If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining the presence of a quorum.

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required to approve Proposals Nos. 2 to 9. Broker non-votes (if any) and abstentions will not be counted as votes cast on the matters and will have no effect on the outcome of the Proposals.

What are the Board of Directors’ recommendations?

The Board of Directors recommends that you vote “FOR” each of Proposal Nos.1 to 9.

What vote is required to approve the Proposals?

Proposal Nos. 2 through 9 each requires the affirmative vote of a majority of votes cast. For Proposal 1, pursuant to our bylaws, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. The nominees receiving the greatest number of votes will be elected.

Will abstentions and broker non-votes have an impact on the proposals contained in this Proxy Statement?

Abstentions and broker non-votes will be counted to determine whether there is a quorum present at the Special Meeting but will not be considered votes cast for voting purposes and thus will have no effect on any of the Proposals to be presented at the Special Meeting.

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Are dissenters’ rights available with respect to any of the Proposals?

Dissenters’ rights are not available with respect to any of the Proposals to be voted on at the Special Meeting.

Where can I find the voting results of the Special Meeting?

We intend to announce preliminary voting results at the Special Meeting and disclose final results in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”) within four business days after the Special Meeting.

Who pays the cost for soliciting proxies by the Board of Directors?

We will bear the cost of soliciting proxies, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our officers and regular employees may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. To aid in the solicitation of proxies, we have retained the firm of Campaign Management, which will receive, in addition to the reimbursement of out-of-pocket expenses, a fee of approximately $10,000.00.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Campaign Management:

Strategic Stockholder Advisor and Proxy Solicitation Agent

15 West 38th Street, Suite #747, New York, New York 10018

North American Toll-Free Phone:

1-888-725-4553

Email: info@campaign-mgmt.com

Call Collect Outside North America: +1 (212) 632-8422

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Overview

There are currently five members of our Board. The terms of all of our directors are scheduled to expire at the 2026 Special Meeting of Shareholders, at which time the incumbents will stand for re-election. The five director nominees, if elected, will serve a one-year term until the 2027 Annual Meeting of Shareholders and until their successors are duly elected and qualified.

Nominees

The Board has nominated the following individuals to serve on the Board of Directors.

●	Dwight Egan
●	Eugene Durenard
●	Richard Serbin
●	James Nelson
●	Edward Murphy

If a quorum is present, the nominees receiving the highest number of votes will be elected as directors. Abstentions and broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum but will have no effect on the results of the vote. Biographical information, including the principal occupation of and other directorships held by the nominee for at least the past five years as well as the specific experience, qualifications, attributes and skills that led to the conclusion that he should serve as a member of the Board is provided elsewhere in this proxy statement in the section entitled “DIRECTORS AND OFFICERS.”

Vote Required

Pursuant to our bylaws, directors are elected by a plurality of the votes cast at a meeting at which a quorum is present. The nominees receiving the greatest number of votes will be elected.

Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the election of the proposed nominees to the Board of Directors. If a person named as a nominee should be unable or unwilling to stand for election at the time of the Special Meeting, proxies will be voted for a replacement nominee designated by the Board of Directors. At this time, the Board knows of no reason why the nominees listed above may not be able to serve as directors if elected. Ages of the nominees are reflected as of the mailing date of this proxy statement. Proxies cannot be voted for a greater number of persons than the nominees named herein.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE ABOVE-LISTED NOMINEES.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE FOREGOING NOMINEES UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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DIRECTORS AND OFFICERS

The following table sets forth the names, ages and positions of our executive officers and directors. The following is information on the business experience of each director and executive officer now serving and a discussion of the qualifications, attributes and skills that led to the board of directors’ conclusion that each one is qualified to serve as a director or as an executive officer as the case may be. Executive officers serve at the discretion of the board of directors.

Name	Age	Position
Dwight Egan	72	Chief Executive Officer, President and Chairman of the Board
Daniel Bohrer	49	Executive Vice President of Finance and Accounting
Richard Abbott	54	President
Eugene Durenard	56	Director
James Nelson	73	Director
Richard Serbin	81	Director
Edward Murphy	61	Director

The following is a brief summary of the background of each of our executive officers.

Dwight Egan serves as our Chief Executive Officer and has been an officer and director of the Company since April 2013. Mr. Egan has been engaged in private investment business from February 1999 to the present. He was a senior executive at Data Broadcasting Corporation, a leading provider of wireless, real-time financial market data, news and sophisticated fixed- income portfolio analytics to 27,000 individual and professional investors from 1995 to 1999. He co-founded and served as CEO and Chairman of the Board of Broadcast International, Inc. from 1984 to 1995, when Data Broadcasting Corporation acquired Broadcast International and created CBS MarketWatch, a leading financial news site and participated in its initial public offering. Mr. Egan’s prior experience in executive leadership positions with public companies and working with capital markets qualifies him to serve as our Chairman and Chief Executive Officer.

Daniel Bohrer became Executive Vice President of Finance and Accounting in September 2026. From September 2021 to September 2026, Mr. Bohrer served as our Vice President of Finance and Accounting. From October 2016 through September 2021, Mr. Bohrer served as the Director of Accounting for Workfront, Inc. (acquired by Adobe, Inc. in 2020). From January 2014 through October 2016, Mr. Bohrer served as an Assurance Senior Manager at Ernst & Young. Mr. Bohrer holds a Master of Business Administration and Bachelor of Science in Accounting from Utah State University and is a licensed CPA in the State of Utah.

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Richard Abbott has served as President of Co-Diagnostics since March 2024. Prior to being appointed as President, from January 2021 to March 2024, Mr. Abbott served as President of Advanced Conceptions, Inc., a privately held medical device company focused on the design of automated instruments that solve challenging cross-disciplinary problems. Advanced Conceptions is a wholly owned subsidiary of Co-Diagnostics, Inc. From September 2018 to January 2021, Mr. Abbott was a partner in SaltRidge, LLC through which he provided management services to Advanced Conceptions and other consulting services. From August 2017 to August 2018, he served as the Chief Technology Officer for privately held Vilicus, a cloud centered network provider of IoT devices for indoor agriculture. From October 2016 to July 2017, Mr. Abbott served as the Chief Technology Officer for Fenome, a private company focused on the manipulation of phenotypic expression of indoor agriculture crops via environmental control during growth and fruiting. Mr. Abbott holds a Master of Business Administration from The Wharton School and a Master of Science, Mechanical Engineering and a Bachelors Mechanical Engineering from Brigham Young University.

The following is a brief summary of the background of each of our directors:

Eugene Durenard has been a member of our board of directors since June 2019. Dr. Durenard is the Founder and CEO of Hyperbolic Holdings, a Swiss-based holding, management consulting and strategy advisory company specialized in healthcare. For several years he has been working with family offices on direct investments and philanthropy focused on life sciences. He serves on advisory and executive boards of a few private companies in the Biotech and MedTech sectors, some of which he co-founded. After an initial career in proprietary research and trading at Salomon Brothers and Credit Suisse in London, he co-founded Orion Investment Management in Bermuda specializing in quantitative asset and liability management for institutions and private clients. He subsequently sold it to Capital G Bank and co-headed their asset management. Dr. Durenard spent several years establishing personal connections with various international clusters of life science innovation, families operating healthcare businesses and industry leaders globally. He regularly visits labs and incubators, meets with leading scientists and innovators in order to keep abreast of current trends and developments. His advice is based on a thorough analysis that combines in-depth knowledge of science, competitive forces and financial expertise. He has published several articles in asset-liability management, in public health as well as the book “Professional Automated Trading — Theory and Practice” (Wiley 2013). He has a PhD in Mathematics from Harvard University. Dr. Durenard brings a thorough multi-asset class investment and entrepreneurial experience spanning 25 years to the Company’s board of directors. We believe that Mr. Durenard’s knowledge of accounting and finance and his extensive experience in the life science industry greatly benefits the Board.

James Nelson has been a member of our board of directors since June 2019. Mr. Nelson is the retired Chairman and CEO of Sunworks, Inc., a NASDAQ traded commercial, agriculture, and residential solar Integrator which he helped found in October 2010. Mr. Nelson spent most of his career working in private equity as a general partner with Peterson Partners and with Millennial Capital Partners. In addition to his investment and financial responsibilities, he served as CEO of two of his firms’ portfolio companies. Prior to his years in private equity, Mr. Nelson served as Vice President of Marketing at Banana Republic, where he managed company-wide marketing, as well as the company’s international expansion initiative. He was also general manager for Banana Republic’s catalog division. He was Vice President of Marketing and Corporate Development at Saga Corporation, a multi-billion-dollar food service company. Mr. Nelson began his executive career over 35 years ago at Bain and Company, a business strategy consulting firm, where he managed teams of consultants on four continents. Mr. Nelson received his MBA from Brigham Young University, where he graduated summa cum laude and was named the Outstanding Master of Business Administration Graduate. Mr. Nelson’s advice to the board of directors from his experiences as a chief executive officer, strategic advisor and knowledge of capital markets greatly benefits our board of directors.

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Richard Serbin has been a member of our board of directors since May 2017. Mr. Serbin currently serves as a consultant to many companies in the healthcare industry. Since January 2024, he has served as Chairman of the Board of Directors of Platform Pharmaceuticals. He was the President of Corporate Development and In-House Legal Counsel at Life Science Institute, LLC, from June 1, 2013 to July 15, 2014. He served as Director at Viropro Inc. from May 2013 to June 2014. He was Head of Business Advisory Board at Mazal Plant Pharmaceuticals Inc. from October 2006 to September 2007 and also served as its Member of Business Advisory Board. He served as Chief Executive Officer of Optigenex Inc. from July 2002 to September 15, 2005 and a director from July 2004 to September 2005. From January 1999 until July 2002 Mr. Serbin served as a consultant to various pharmaceutical companies. He served as the President of Bradley Pharmaceuticals. He served as Vice President of Corporate Development at Ortho Pharmaceuticals, a Johnson & Johnson subsidiary, and practiced Patent and FDA law at Revlon Johnson & Johnson and Schering-Plough. He served as Patent Attorney for Schering Plough Corporation and Chief FDA Counsel for Revlon Corporation and Johnson and Johnson Corporation. Subsequently, he worked at Revlon Corporation, as its Chief Food, Drug and Cosmetic Counsel. He founded Radius Scientific Corporation. He was J&J’s Vice President of Corporate Development, and later led a successful public offering venture based on technology developed at Stanford Medical School. Mr. Serbin spent a large portion of his career focusing on international markets and clients. While at J&J, Mr. Serbin served on the board of directors of 16 US and international subsidiary companies, including Ethicon, Ortho, J&J Consumer Products, Pittman-Moore, Mc Neil, and J&J Development Corporation. He worked on multiple international acquisitions and strategic relationships, and sat on the board of directors of several of its international subsidiaries, including those in India, Hong Kong, Japan, Taiwan, Germany, and England. Mr. Serbin has a B.S. and a B. Pharmacy from Rutgers University and Rutgers University College of Pharmacy, a J.D. degree from Seton Hall Law School and a Master’s Degree in Trade Regulations and Law from NYU Law School. Mr. Serbin’s experience in business, law and medicine and knowledge gained as an advisor to the healthcare industry greatly benefits our Board of Directors, and is critical to our board of directors as we continue to commercialize our products.

Edward Murphy has been a member of our board of directors since June 2019. Since December 1999, Mr. Murphy has served as a senior vice president and a partner of Dover Investments Ltd., a private investment firm. Throughout his career, Mr. Murphy’s duties have included investment analysis of various types of investment projects in real estate and financial services. Currently, Mr. Murphy serves on the board of directors of several Canadian and American publicly reporting companies that have interests in various industries. He has been a Director at Empire Minerals Corporation Inc. since January 2016, at the Mosport Park Entertainment Corporation from April 30, 1997 until it became Digicrypts Blockchain Solutions Inc. in June 2011 until he resigned in November 2022, at Lakefield Marketing Corporation since February 2018, CEO/CFO and Director of Credo Resources Inc. since September 2019, and at Essex Oil Ltd. since July 2021, and at Darkhorse Technologies Ltd. since November 2021. He served as a Director at Aurquest Resources from May 2003 to December 2017. He has also served as Director at E Ventures Inc. since April 2023. Mr. Murphy’s experience in the capital markets and his involvement in investment analysis greatly benefits our Board of Directors.

Dwight Egan – See narrative description above.

Involvement in Certain Legal Proceedings

Except for the proceeding described below, to the best of our knowledge, none of our directors or executive officers has been involved in any bankruptcy or criminal proceedings (other than traffic and other minor offenses) or been subject to any of the items set forth under Item 401(f) of Regulation S-K, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any director or executive officer.

On October 13, 2026, Dwight Egan, the Company’s Chief Executive Officer and a director, filed an Expedited Verified Petition for Court-Ordered Shareholder Meeting and for Relief Under Utah Code § 16-10a-703 against the Company in the Business and Chancery Court of the State of Utah, captioned Dwight Egan v. Co-Diagnostics, Inc., Case No. 260200106. The petition requested that the court order a shareholder meeting and establish a reduced quorum for that meeting. The Company supported the requested relief, appeared in the proceeding, consented to the petition and proposed order, and waived further response periods. On October 15, 2026, the court entered a stipulated order, the Court Order, granting the petition and establishing, for the court-ordered meeting and any properly reconvened session of that meeting, a quorum of one-third (33 1/3%) of the votes entitled to be cast by the applicable voting group. The Court Order does not change the affirmative vote required to approve any matter. The Court Order did not involve allegations of wrongdoing by Mr. Egan or the Company and was undertaken to obtain procedural relief needed to conduct a shareholder meeting.

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Board and Committee Matters

Our board of directors has five members. The Chairman of the Board and our Chief Executive Officer, Dwight Egan, is a member of the board and is a full-time employee of the Company. Eugene Durenard, Edward Murphy, James Nelson and Richard Serbin are non-employee directors, and the board has determined that these persons (who constitute a majority of the board) are “independent directors” under the criteria set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The board met eleven times during the year ended December 31, 2025. All directors attended more than seventy-five percent (75%) of the meetings of the board and committee meetings of which such director was a member held during 2025.

We maintain an audit committee of the board, a compensation committee of the board, a corporate governance committee of the board and a nominating committee of the board, each of which is discussed below. Our board of directors may from time to time establish other standing committees. In addition, from time to time, special committees may be established under the direction of our board of directors when necessary to address specific issues.

The following table sets forth a description of the four permanent board committees and the chairpersons and members of those committees, all of whom are independent directors:

Committee	Independent Chairperson	Independent Members

Audit Committee	Eugene Durenard	Edward Murphy	James Nelson	Richard S. Serbin

Compensation Committee	Richard S. Serbin	Edward Murphy	Eugene Durenard	James Nelson

Governance Committee	James Nelson	Edward Murphy	Eugene Durenard	Richard S. Serbin

Nominating Committee	Edward Murphy	James Nelson	Eugene Durenard	Richard S. Serbin

Audit Committee and Financial Expert

Our audit committee currently is comprised of Messrs. Durenard, Nelson, Murphy and Serbin with Mr. Durenard serving as chairperson of the audit committee. The functions of the audit committee include engaging an independent registered public accounting firm to audit our annual financial statements, reviewing the independence of our auditors, the financial statements and the auditors’ report, and reviewing management’s administration of our system of internal control over financial reporting and disclosure controls and procedures. The board of directors has adopted a written audit committee charter. A current copy of the audit committee charter is available to security holders on our website at www.codiagnostics.com. Our board has determined that all our directors that are serving on the audit committee are “independent” under the definition of independence in the Marketplace rules of the NASDAQ listing standards. The Audit Committee met four times during the year ended December 31, 2025. All committee members attended more than seventy-five percent (75%) of the meetings of the Audit Committee held during 2025.

Our board of directors has determined that Mr. Durenard meets the requirements of an “audit committee financial expert” as defined in applicable SEC regulations.

Compensation Committee

Our compensation committee currently includes Messrs. Serbin, Nelson, Murphy and Durenard with Mr. Serbin serving as chairperson of the compensation committee. The functions of the compensation committee include reviewing and approving corporate goals relevant to compensation for executive officers, evaluating the effectiveness of our compensation practices, evaluating and approving the compensation of our chief executive officer and other executives, recommending compensation for board members, and reviewing and making recommendations regarding incentive compensation and other employee benefit plans. The board of directors has adopted a written compensation committee charter. A current copy of the compensation committee charter is available to shareholders on our website at www.codiagnostics.com. Our board has determined that all of our directors serving on the compensation committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards. The Compensation Committee did not meet as a separate committee in 2025, but rather, because the committee is comprised of all four independent directors, committee matters were addressed as necessary in meetings of the board for the year ended December 31, 2025.

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Corporate Governance Committee

Our Corporate Governance Committee currently includes Messrs. Nelson, Murphy, Durenard and Serbin with Mr. Nelson serving as chairperson of the Corporate Governance Committee. Among other items, the committee is tasked by the board of directors to develop and recommend to the board the Corporate Governance Guidelines of the Company and oversee compliance therewith. A current copy of the Corporate Governance committee charter is available to shareholders on our website at www.codiagnostics.com. Our board has determined all directors serving on the Corporate Governance committee are “independent” under the definition of independence in the Marketplace Rules of the NASDAQ listing standards. The Corporate Governance Committee did not meet as a separate committee in 2025, but rather, because the committee is comprised of all four independent directors, committee matters were addressed as necessary in meetings of the board for the year ended December 31, 2025.

Nominating Committee

Our Nominating Committee was split from the Corporate Governance Committee in 2022 and currently includes Messrs. Nelson, Murphy, Durenard and Serbin with Mr. Murphy serving as chairperson of the Nominating Committee. The Nominating Committee has been established by the board, among other things to: assist the board in effecting board organization, membership and function including identifying qualified board nominees; assist the board in effecting the organization, membership and function of board committees including the composition of board committees and recommending qualified candidates therefor; evaluate and provide successor planning for the Chief Executive Officer and other executive officers; and develop criteria for board membership, such as independence, term limits, age limits and ability of former employees to serve on the board and the evaluation of candidates’ qualifications for nominations to the board and its committees as well as removal therefrom. The Nominating Committee did not meet as a separate committee in 2025, but rather, because the committee is comprised of all four independent directors, committee matters were addressed as necessary in meetings of the board for the year ended December 31, 2025.

Board Nominations

In considering board candidates, the board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. Although we do not have a formal diversity policy, the board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

Our Amended and Restated Bylaws (the “Bylaws”) set forth procedures for shareholders to recommend nominees to the Company’s board. Nominations of persons for election to the board of directors to be considered by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Company’s notice of meeting, (ii) by or at the direction of the board of directors, or (iii) by any stockholder of the Company who (A) was a stockholder of record at the time of giving of the notice, (B) is entitled to vote with respect to such matter at the meeting, and (C) complies with the notice procedures set forth in the Bylaws.

The following is a summary of key provisions from our Bylaws. For nominations to be properly brought before an annual meeting by a stockholder, the stockholder making such nominations must have given timely notice in writing to the secretary of the Company. To be timely, a stockholder’s notice shall be delivered to the secretary at the principal executive offices of the Company not later than the close of business on the 75th day nor earlier than the close of business on the 125th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of (x) the 75th day prior to the scheduled date of such annual meeting or (y) the 15th day following the day on which public announcement of the date of such meeting is first made by the Company. To be in proper form, a stockholder’s notice to the secretary must: set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, if any, (B) the class or series and number of shares of the Company that are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, if any, as of the date of such notice, and (C) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). In addition, shareholders who intend to solicit proxies in support of director nominees other than the company’s nominees must also comply with the additional requirements of Rule 14a-19(b).

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The notice shall set forth, as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (A) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (B) a description of all direct and indirect compensation and other monetary agreements, arrangements and understandings during the past three years, and any other relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and with respect to each nominee for election or reelection to the board of directors, include the completed and signed questionnaire, representation, and agreement required by the Bylaws. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as an independent director of the Company or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

Communication with the Board

We have not, to date, developed a formal process for shareholder communications with the board of directors. We believe our current informal process, in which any communication sent to the board of directors, either generally or in care of the chief executive officer, secretary or other corporate officer or director, is forwarded to all members of the board of directors, has served the board’s and the shareholders’ needs.

Conflicts of Interests

On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire that requires disclosure of any transactions with our company, including related person transactions reportable under SEC rules, in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Under our company’s standards of conduct for employees, all employees, including the executive officers, are expected to avoid conflicts of interest. Pursuant to our code of ethics for the chief executive officer and senior finance officers (as discussed below), such officers are prohibited from engaging in any conflict of interest unless a specific exception has been granted by the board. All of our directors are subject to general fiduciary standards to act in the best interests of our company and our shareholders. Conflicts of interest involving an executive officer or a director are generally resolved by the board.

Policy for Review of Related Party Transactions

The review of transactions with related persons policy is set forth in our Corporate Governance Committee Charter. The Corporate Governance Committee is to oversee the administration of any related party transactions policy in effect with respect to transactions in which the Company is a participant and involving directors, nominees for director, executive officers of the Company or holders of more than 5% of the Company’s common stock or immediate family members of any such person.

Role of the Board in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks that we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

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Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors oversight of the performance of our internal audit function. Our Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking or promote behaviours contrary to our Code of Business Conduct. Our Nominating Committee assesses and monitors the effectiveness of the board and its committees and evaluates board members and nominees for election to the board and succession planning for the CEO and other executive officers.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

The Company prepares these reports for its directors and executive officers who request it on the basis on information obtained from them and the Company’s records. The Company believes that applicable Section 16(a) filing requirements were met during 2025 by its directors and executive officers.

Code of Ethics

We have adopted a code of ethics for our principal executive officer, principal financial officer, controller, or persons performing similar functions. A copy of the code of ethics is included on our website at www.codiagnostics.com.

Insider Trading Policy

We have adopted an insider trading policy containing procedures governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees, and the company, that are reasonably designed to promote compliance with insider trading laws, rules and regulations, and NASDAQ listing standards applicable to the Company.

Family Relationships

There are no family relationships among our directors and executive officers.

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EXECUTIVE AND BOARD COMPENSATION

We are a “smaller reporting company” as defined in the rules and regulations of the SEC. As a smaller reporting company, we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not smaller reporting companies. Accordingly, this Report includes reduced disclosure about our executive compensation arrangements.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the named executive officers in their respective capacities for the fiscal years ended December 31, 2025 and 2024. We have omitted in this report certain columns otherwise required to be included because there was no compensation made with respect to such columns, as permitted by applicable SEC regulations.

Name and Principal Position	Year	Salary	Bonus	Stock Awards (1)	All Other Comp	Total Compensation
Dwight Egan President & Chief Executive Officer	2025	$400,000	$60,000	$68,750	$-	$528,750
	2024	$391,667	$20,000	$305,250	$-	$716,917

Brian Brown Former Chief Financial Officer and Secretary	2025	$320,000	$45,000	$56,250	$-	$421,250
	2024	$313,333	$15,000	$249,750	$-	$578,083

Richard Abbott President	2025	$290,000	$15,000	$55,000	$-	$360,000
	2024	$276,666	$15,000	$133,200	$-	$424,866

(1)	The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units, or RSUs, granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these equity awards and do not correspond to the actual economic value that may be received from the equity awards as the RSUs vest over three years.

Narrative Disclosure to Summary Compensation Table: We do not have written employment agreements with any of our executive officers. All of our executive officers serve on an at-will basis. The base salaries for our named executive officers were determined by our compensation committee after reviewing a number of factors, including: the responsibilities associated with the position, the seniority of the executive’s position, the base salary level in prior years, and our financial position; and for executive officers other than our Chief Executive Officer, recommendations made by our Chief Executive Officer. By utilizing a combination of objective and subjective performance factors critical to our success, the board will award cash bonuses intended to incentivize our executive officers to achieve results that benefit them and the Company. Performance factors include the achievement of predetermined financial performance objectives, adherence to financial discipline measures and achievement of business development, product development and long-term business stability. The board may modify or re-weight the objectives during the course of the fiscal year, if necessary, to reflect changes in our business plan.

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Outstanding Equity Awards at Fiscal Year-End 2025

The following table contains certain information concerning outstanding equity awards for the Named Executive Officers as of December 31, 2025.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Number of Unearned Shares, Units or Other Rights That Have Not Vested	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Name	Exercisable	Unexercisable	Price	Date	(#)		($)(1)	(#)	($)
Dwight Egan	1,667	-	$78.90	09/20/28	-		-	-	-
	1,667	-	$33.00	09/02/29	-		-	-	-
	-	-	-	-	1,528	(4)	$260	-	-
	-	-	-	-	4,583	(5)	$779	-	-
	-	-	-	-	7,639	(6)	$1,299	-	-

Brian Brown	-	-	-	-	1,250	(4)	$213	-	-
	-	-	-	-	3,750	(5)	$638	-	-
	-	-	-	-	6,250	(6)	$1,063	-	-

Richard Abbott	-	-	-	-	1,098	(2)	$187	-	-
	-	-	-	-	584	(3)	$99	-	-
	-	-	-	-	2,000	(5)	$340	-	-
	-	-	-	-	6,111	(6)	$1,039	-	-

(1) Based on $5.10 per share, which was the closing price of our common stock on December 31, 2025.

(2) Consists of restricted stock units granted on 7/25/2022, which vest in 6 installments commencing six months after the achievement of certain specified milestones and continuing every six months thereafter.

(3) Consists of restricted stock units granted on 1/17/2023, which vest in 6 installments commencing six months after the achievement of certain specified milestones and continuing every six months thereafter.

(4) Consists of restricted stock units granted on 5/15/2023, which vest in 6 installments commencing on 11/23/2023 and continuing every six months thereafter.

(5) Consists of restricted stock units granted on 4/26/2024, which vest in 6 installments commencing on 11/23/2024 and continuing every six months thereafter.

(6) Consists of restricted stock units granted on 8/11/2025, which vest in 6 installments commencing on 11/23/2025 and continuing every six months thereafter.

Potential Payments Upon Termination or Change of Control

At the recommendation of the compensation committee of the board of directors, the Board approved the Co-Diagnostics, Inc. Change in Control Severance Plan (the “Plan”). The Plan provides severance benefits to a select group of designated management or highly compensated participants in the event their employment or affiliation with the Company or an affiliate is terminated due to a change in control (as defined in the Plan). Participants entitled to benefits under the Plan are designated from time-to-time by the Compensation Committee pursuant to the terms of an “Award Notice,” the form of which is appended to the Plan. The Award Notice identifies the eligible participant and the Severance Multiplier (as defined in the Plan) to which the participant is entitled. The Compensation Committee approved participation in the Plan for certain executives of the Company, including the Company’s CEO, Dwight Egan, with a Severance Multiplier of three times his severance benefit and the Company’s CFO, Brian Brown, with a Severance Multiplier of two times his severance benefit.

Under the Plan, if a participant’s employment or affiliation is terminated without “cause” or by the participant for “good reason” (each, as defined in the Plan) during the two-year period following a change in control, a participant will be entitled to a severance benefit equal to the participant’s Severance Multiplier as set forth in the participant’s Award Notice, times the sum of: (i) the participant’s annual base salary; and (ii) the greater of the participant’s target bonus or the average of the three highest actual annual cash bonuses paid to participant over the five preceding completed years.

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The participant’s receipt of any of the payments or benefits is subject to the participant’s delivery to the Company of a separation agreement of the type that are ordinarily entered into in similar situations, in a form acceptable to the Company, in its sole discretion, which separation agreement may include a requirement for the participant to remain in the employ or service of the Company for a reasonable period of time after completion of the Change in Control transaction to assist in any transition activities for which participant’s services would be required.

Director Compensation

We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on its board of directors. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required by our members of the board.

The table below summarizes the compensation paid or accrued by us to each of our non-employee directors for the fiscal year ended December 31, 2025.

Name	Fees Earned or Paid in Cash	Stock Awards: Value of Restricted Stock Units (1)	Total
Richard Serbin (2)	$106,500	$31,250	$137,750
James Nelson (3)	$106,500	$31,250	$137,750
Edward Murphy (4)	$106,500	$31,250	$137,750
Eugene Durenard (5)	$109,500	$31,250	$140,750

(1)	The amounts reported in this column represent the aggregate grant date fair value of the restricted stock units, or RSUs, granted under our 2015 Plan as computed in accordance with FASB ASC Topic 718. Note that the amounts reported in this column reflect the accounting value for these equity awards and do not correspond to the actual economic value that may be received from the equity awards. The RSUs vested immediately upon grant.
(2)	As of December 31, 2025, Mr. Serbin had 5,694 RSU awards outstanding.
(3)	As of December 31, 2025, Mr. Nelson had 5,694 RSU awards outstanding.
(4)	As of December 31, 2025, Mr. Murphy had 5,694 RSU awards outstanding.
(5)	As of December 31, 2025, Mr. Durenard had 5,694 RSU awards outstanding.

Our non-employee directors receive an annual cash retainer of $100,000, paid quarterly. During 2025, due to an increased number of meetings and additional work performed by the Board and its committees, the Board approved additional cash compensation of $6,500 for each non-employee director, and an additional $3,000 for the Chair of the Audit Committee, resulting in total cash compensation of $106,500 for Messrs. Serbin, Nelson and Murphy and $109,500 for Dr. Durenard for fiscal year 2025. In 2024, they also received 3,667 RSU’s vesting 1/6th equally in November 2024, 2025, and 2026 and May 2025, 2026, and 2027. In 2025, they received 4,167 RSU’s vesting 1/6th equally in November 2025, 2026, and 2027 and May 2026, 2027, and 2028. In addition, non-employee directors may be entitled to receive special awards of stock options or RSUs from time to time as determined by the board. The chairman of the board and the chairperson of each of the audit, corporate governance, nomination, and compensation committees receive no additional fees for serving in such capacities. There is no additional compensation for meeting attendance. Directors who are employees of the Company receive no additional compensation for serving as directors. All stock options granted to outside directors are immediately exercisable and expire ten years from the date of grant or 30 days after the date they cease to be directors. Directors are reimbursed for ordinary expenses incurred in connection with attending board and committee meetings.

Equity Incentive Plans

Under our Amended and Restated 2015 Long-term Incentive Plan (the “2015 Plan”) and our 2025 Equity Incentive Plan (the “2025 Plan”), the board of directors may issue incentive stock-based awards to employees, directors and consultants of the company. Options awarded generally expire ten years after being granted. Any stock-based awards granted vest in accordance with the vesting schedule determined by the board of directors. Should an employee’s director’s or consultant’s relationship with the company terminate before the vesting period is completed, the unvested portion of each grant is forfeited. We maintain and grant awards under the 2025 Plan and continue to maintain previously granted awards under the 2015 Plan, which will remain in effect until their expirations by their terms.

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The purpose of our incentive plans is to advance the interests of our stockholders by enhancing our ability to attract, retain and motivate persons who are expected to make important contributions to the company by providing them with both equity ownership opportunities and performance-based incentives intended to align their interests with those of our stockholders. These plans are designed to provide us with flexibility to select from among various equity-based compensation methods, and to be able to address changing accounting and tax rules and corporate governance practices by optimally utilizing stock-based awards.

Certain Relationships and Related Transactions

The Company employs two employees who are related to current or former executive officers. Seth Egan, the Company’s Chief Commercialization and Strategy Officer, and Winston Egan, the Company’s Director of Customer Experience, are each sons of Dwight Egan, the Company’s President and Chief Executive Officer and Chairman of the Board. During the year ended December 31, 2025, total compensation paid to Seth Egan, including salaries, bonuses, and the grant date fair value of equity awards which vest over three years, was $0.4 million, and total compensation paid to Winston Egan, including salaries, bonuses, and the grant date fair value of equity awards which vest over three years, was $0.2 million.

Prior to the acquisition of Advanced Conceptions by the Company in December 2021, the Company’s President, Richard Abbott was serving as President of Advanced Conception. At the time of the acquisition, Mr. Abbott was an indirect shareholder of Advanced Conceptions, Inc. through his fifty percent (50%) ownership interest in Whiteknob LLC. Whiteknob LLC owned 71.61% of Advanced Conceptions at the time of the acquisition. The terms of the acquisition agreement between the Company and Advanced Conceptions include the opportunity for Whiteknob LLC to earn an additional 16,913 common shares and an additional 5,551 common stock purchase warrants of Co-Diagnostics upon the achievement of certain milestones. Should those milestone events be achieved Mr. Abbott would have a fifty percent (50%) interest in the common shares and common stock purchase warrants.

Policy for Review of Related Party Transactions

The review of transactions with related persons policy is set forth in our Corporate Governance Committee Charter. The Corporate Governance Committee is to oversee the administration of any related party transactions policy in effect with respect to transactions in which the Company is a participant and involving directors, nominees for director, executive officers of the Company or holders of more than 5% of the Company’s common stock or immediate family members of any such person.

Pay versus Performance

In accordance with rules adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive “Compensation Actually Paid” (“CAP”) and certain performance measures required for Smaller Reporting Companies. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2024 and December 31, 2023, along with the financial information required for each fiscal year:

Year	Summary compensation table total CEO ($)(1)(2)	Compensation actually paid to CEO ($)(1)(3)	Average summary compensation table total for non-CEO NEOs ($)(2)(4)	Average compensation actually paid to non-CEO NEOs ($)(3)(4)	Value of Initial Fixed $100 Investment based on Total shareholder return ($)	Net Income (in millions) ($)
2025	528,750	276,450	390,625	240,257	$13	(47)
2024	716,917	421,350	501,475	346,524	$56	(38)

(1)	For each year shown the CEO was Dwight Egan.

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(2)	Amounts in this column represent the “Total” column set forth above in the Summary Compensation Table (“SCT”). See the footnotes to the SCT for further detail regarding the amounts in these columns.
(3)	The dollar amounts reported in these columns represent the amounts of “compensation actually paid.” The Amounts are computed in accordance with Item 402(v) of Regulation S-K by deducting and adding the following amounts from the “Total” column of the SCT (pursuant to SEC rules, fair value at each measurement date is computed in a manner consistent with the fair value methodology used to account for share-based payments in our financial statements under GAAP).
(4)	During 2025 and 2024, there were two Non-CEO NEO’s, Brian Brown, CFO, and Richard Abbott, President.

	2025		2024
	Dwight Egan	Average Non-CEO NEOs	Dwight Egan	Average Non-CEO NEOs
Total Compensation from Summary Compensation Table	$528,750	$390,625	$716,917	$501,475

Adjustments for Equity Awards
Adjustment for grant date values in the Summary Compensation Table	$(68,750)	$(55,625)	$(305,250)	$(191,475)
Year-end fair value of unvested awards granted in the current year	$38,638	$31,261	$171,875	$107,813
Year-over-year difference of year-end fair values for unvested awards granted in prior years	$(106,590)	$(75,709)	$(136,300)	$(70,694)
Fair values at vest date for awards granted and vested in current year	$16,051	$12,987	$46,291	$29,038
Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years	$(131,649)	$(63,282)	$(72,183)	$(29,633)
Forfeitures during current year equal to prior year-end fair value	$-	$-	$-	$-
Dividends or dividend equivalents not otherwise included in total compensation	$-	$-	$-	$-
Total Adjustments for Equity Awards	$(252,300)	$(150,368)	$(295,567)	$(154,951)

Compensation Actually Paid (as calculated)	$276,450	$240,257	$421,350	$346,524

Narrative Disclosure: Pay Versus Performance Table

The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:

●	Co-Diagnostics’ cumulative TSR; and
●	Co-Diagnostics’ Net Income

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CAP and Cumulative TSR

CAP and Net Income

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PROPOSAL NO. 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CO-DIAGNOSTICS, INC. 2025 EQUITY INCENTIVE PLAN

Overview

We are asking our shareholders to approve an amendment to the Co-Diagnostics, Inc. 2025 Equity Incentive Plan, which we refer to in this Proposal No. 2 as the “Plan,” to increase the number of shares of our common stock authorized for issuance under the Plan by 2,000,000 shares. The Plan was previously approved by our shareholders in 2025. As originally approved by our shareholders, the Plan authorized the issuance of up to 6,700,000 shares of our common stock pursuant to awards granted under the Plan. Following the Company’s 1-for-30 reverse stock split effected in December 2025, the number of shares authorized for issuance under the Plan was proportionately adjusted from 6,700,000 shares to 223,333 shares.

As of the Record Date, we have granted restricted stock units representing 100,000 shares of common stock and 123,333 shares remained available for future awards under the Plan.

Our Board of Directors has approved, subject to shareholder approval, an amendment to the Plan to increase the number of shares of common stock available for issuance under the Plan by 2,000,000 shares, so that a total of 2,223,333 shares of common stock would be authorized for issuance under the Plan, subject to adjustment as provided in the Plan. We refer to this amendment in this Proposal No. 2 as the “Plan Amendment.”

Other than the increase in the number of shares authorized for issuance under the Plan, the Plan Amendment does not materially change the terms of the Plan. If our shareholders approve this Proposal No. 2, the Plan Amendment will become effective as of the date of the Special Meeting. If our shareholders do not approve this Proposal No. 2, the Plan Amendment will not become effective, the number of shares available for issuance under the Plan will not be increased, and we may be required to rely more heavily on cash compensation or other forms of compensation to attract, retain and motivate employees, directors and consultants.

Reasons for the Plan Amendment

Our Board of Directors believes that approval of the Plan Amendment is in the best interests of the Company and our shareholders. The Plan is an important component of our overall compensation program and is intended to help us attract, retain and motivate key employees, non-employee directors and consultants by providing them with equity-based incentives that align their interests with those of our shareholders.

As a molecular diagnostics company operating in a competitive life sciences and medical technology environment, our success depends in significant part on our ability to retain and incentivize personnel with specialized scientific, regulatory, commercialization, operational, financial and public company experience. Equity-based compensation allows us to compete for talent while conserving cash resources and promoting long-term alignment between award recipients and our shareholders.

As of the Record Date, 123,333 shares remained available for future awards under the Plan. Because equity-based compensation is a critical component of the Company’s compensation program, and because the Company believes that equity awards are important to attracting, retaining and motivating employees, directors and consultants while conserving cash resources, the Board believes that the proposed increase in the number of shares available under the Plan is necessary to provide the Company with sufficient flexibility to make future equity awards that support the Company’s long-term strategic objectives.

In determining the number of additional shares to request under the Plan Amendment, the Board considered, among other things, the number of shares currently outstanding, the number of shares currently available for future awards under the Plan, the Company’s anticipated equity compensation needs, the importance of equity compensation in retaining and incentivizing key personnel, the number of outstanding common stock purchase warrants, and the potential dilutive impact of the requested increase on existing shareholders.

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Share Reserve and Potential Dilution

The following table summarizes certain information regarding the overhang and dilution associated with the Plan and the proposed Plan Amendment, based on the Company’s outstanding common stock purchase warrants as of the Record Date:

Metric	Shares
Common shares outstanding as of the Record Date	[8,108,946	]
Shares authorized for issuance under the Plan after giving effect to the Company’s 1-for-30 reverse stock split	223,333
Shares subject to outstanding awards under the 2015 and 2025 Equity Plans	193,084
Shares available for future grant under the Plan	123,333
Additional shares requested under the Plan Amendment	2,000,000
Total shares authorized for issuance under the Plan if the Plan Amendment is approved	2,223,333
Outstanding 2026 common stock purchase warrants as of the Record Date (approximately)(1)	5,100,000
Shares underlying outstanding convertible note as of the Record Date (approximately)(2)	2,600,917
Common shares outstanding as of the Record Date, assuming exercise of outstanding common stock purchase warrants and conversion of outstanding convertible note	15,809,863

(1) The warrants included in the table above have an initial exercise price of $1.58 per share, subject to adjustment.

(2) The convertible note included in the table above has an initial conversion price of $1.09 per share, subject to adjustment.

The additional 2,000,000 shares requested under the Plan Amendment represent approximately [24.7]% of the Company’s outstanding common stock as of the Record Date, or approximately [12.7]% of the Company’s common stock outstanding as of the Record Date assuming exercise of the outstanding common stock purchase warrants reflected in the table above.

After giving effect to the Plan Amendment, the total number of shares available for issuance under the Plan would represent approximately [26.7]% of the Company’s outstanding common stock as of the Record Date, or approximately [14.1]% of the Company’s common stock outstanding as of the Record Date assuming exercise of the outstanding common stock purchase warrants reflected in the table above.

Summary of the Plan Amendment

If this Proposal No. 2 is approved, the number of shares of common stock authorized for issuance under the Plan will be increased by 2,000,000 shares. Accordingly, the maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the Plan will be increased from 223,333 shares to 2,223,333 shares, subject to adjustment as provided in the Plan.

The additional shares authorized under the Plan Amendment may be used for any type of award permitted under the Plan, including stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and other stock-based awards. The Plan Amendment will not alter the types of awards that may be granted under the Plan, the persons eligible to receive awards, the vesting or settlement terms of awards, the Plan’s prohibitions on repricing and liberal share recycling, or any other material shareholder-protective provisions of the Plan.

The complete text of the Plan Amendment is attached as Appendix A to this Proxy Statement. The following summary of the Plan, as amended by the Plan Amendment, does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan and the Plan Amendment.

Plan Highlights

The Plan contains provisions that are intended to protect the interests of our shareholders in a manner consistent with our compensation philosophy, including the following:

●	No “Liberal” Change-in-Control Definition: The Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change-in-control provisions in the Plan to be triggered.

●	No Liberal Share Recycling: The Plan prohibits “liberal share recycling,” which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award, shares subject to cash-settled awards and shares that are repurchased by the Company with stock option proceeds will not be added back to the Plan.

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●	No Discounted Stock Options or Stock Appreciation Rights: The Plan does not permit the use of “discounted” stock options or stock appreciation rights.

●	No Repricing of Stock Options; No Reload Awards: The Plan does not permit the “repricing” of stock options without shareholder approval. This includes a prohibition on cash buyouts of underwater options or stock appreciation rights and “reloads” in connection with the exercise of options or stock appreciation rights.

●	No Dividends or Dividend Equivalents on Unvested Awards or on Stock Options/Stock Appreciation Rights: No dividends or dividend equivalents will be paid currently while awards are unvested. Instead, any dividends or dividend equivalents with respect to unvested awards will be accumulated or deemed reinvested until the underlying award becomes vested, including, where applicable, the achievement of performance goals. Additionally, no dividend equivalents will be granted with respect to any shares underlying a stock option or stock appreciation right.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the Plan may be in the form of stock options, which may be incentive stock options or nonqualified stock options, or other stock-based awards, such as stock appreciation rights, restricted stock, restricted stock units and performance shares. No awards may be made under the Plan after the date that is ten years from the date of shareholder approval of the Plan, or such earlier date as the Board of Directors may terminate the Plan.

Administration

The Plan is administered by the Compensation Committee of our Board of Directors, or by such other committee or subcommittee as may be appointed by our Board, and which consists entirely of two or more individuals who are “nonemployee directors” within the meaning of Rule 16b-3 under the Exchange Act and “independent directors” within the meaning of applicable stock exchange rules. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws.

Eligibility

The Plan provides for awards to employees, non-employee directors and consultants of the Company and our subsidiaries who are selected by the Compensation Committee, except that incentive stock options may only be granted to employees. Because it is within the discretion of the Compensation Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Plan or the amount of such awards. Accordingly, the benefits or amounts that will be received by or allocated to participants under the Plan, as amended by the Plan Amendment, are not determinable. As of the Record Date, approximately [88] persons (including 2 executive officers, 82 employees, and 4 non-employee members of the Board) were eligible to participate in the Plan.

Shares Available

Following the Company’s 1-for-30 reverse stock split effected in December 2025, the number of shares authorized for issuance under the Plan was proportionately adjusted from 6,700,000 shares to 223,333 shares. As of the Record Date, we have granted restricted stock units representing 100,000 shares of common stock under the Plan and 123,333 shares remained available for future awards under the Plan.

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If Proposal No. 2 is approved, the maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the Plan will be 2,223,333 shares, subject to adjustment as provided in the Plan. Shares issued under the Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

Shares underlying awards that terminate or are forfeited, cancelled or surrendered without the issuance of shares generally will not be counted against the number of shares available for issuance under the Plan. However, shares subject to awards that are settled in cash, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the Plan.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit described above, except as may be required by the rules and regulations of any stock exchange or trading market.

Stock Options

Subject to the terms and provisions of the Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options or as nonqualified stock options. The Compensation Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of [*], 2026, the closing price of our common stock as reported on The Nasdaq Capital Market was $[*] per share. Stock options granted under the Plan may be exercised by such methods and procedures as determined by the Compensation Committee from time to time.

The grant of a stock option does not accord the recipient any of the rights of a shareholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant stock appreciation rights, or SARs, under the Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Stock

Under the Plan, the Compensation Committee may grant or sell restricted stock to plan participants, which consists of shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability. Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted stock, the recipient will have rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive dividends and other distributions paid or made with respect to the restricted stock, except that any dividends with respect to unvested restricted stock will be accumulated or reinvested in additional restricted stock until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock. Each award of restricted stock will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

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Restricted Stock Units

Under the Plan, the Compensation Committee may grant or sell restricted stock units to participants. Restricted stock units constitute an agreement to deliver shares of our common stock, or an equivalent value in cash, to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Compensation Committee may specify. Restricted stock units are not shares of common stock and do not entitle the recipients to any of the rights of a shareholder. Restricted stock units will be settled, in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted stock unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

Performance Shares

Other stock-based awards granted under the Plan may include performance shares, which are restricted stock units that vest based on the achievement of performance goals specified in the applicable award agreement. Performance shares may be settled in shares or cash, as specified in the award agreement, which may include additional limitations, terms and conditions, as the Compensation Committee may determine.

Dividend Equivalents

As determined by the Compensation Committee in its discretion, stock-based awards such as restricted stock units and performance shares may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested, including, where applicable, the achievement of performance objectives. No dividend equivalents shall be granted with respect to shares underlying any stock option or SAR.

Performance Objectives

The Plan provides that performance objectives may be established by the Compensation Committee in connection with any award granted under the Plan. Performance objectives may relate to the performance of the Company or one or more of our subsidiaries, divisions, departments, units, functions, partnerships, joint ventures or minority investments, product lines or products, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group of companies or a special index of companies.

Change in Control

To the extent that outstanding awards granted under the Plan are assumed, substituted or continued in connection with a change in control, then, except as otherwise provided in the applicable award agreement or in another written agreement with the participant, all outstanding awards will continue to vest and become exercisable, as applicable, based on continued service during the remaining vesting period. However, vesting and exercisability, as applicable, of awards that are assumed in connection with a change in control generally would be accelerated in full on a “double-trigger” basis, if, within twenty-four months after the change in control, the participant’s employment is terminated under circumstances specified in the applicable award agreement. To the extent outstanding awards granted under the Plan are not assumed, substituted or continued in connection with a change in control, then such awards generally would become vested in full upon the change in control.

For purposes of the Plan, a “change in control” generally includes: (a) the acquisition of more than 50% of the Company’s common stock; (b) the replacement of a majority of the Board of Directors within a two-year period by directors whose election was not endorsed by the incumbent Board of Directors; (c) a merger, consolidation, reorganization, or similar transaction with or into the Company resulting in the holders of voting securities immediately before such event owning less than 50% of the voting power of the outstanding voting securities of the Company after such event; (d) a complete liquidation or dissolution of the Company; or (e) the sale or other disposition of all or substantially all of the Company’s assets. The full definition of “change in control” is set out in the Plan.

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Forfeiture and Recoupment of Awards

Awards granted under the Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery or “clawback” policy that the Company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the Plan, the number and kind of shares subject to the limits on awards to individual participants under the Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such equitable adjustments to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration, including cash, as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

Transferability

Except as the Compensation Committee otherwise determines, awards granted under the Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by that person or, in the event of the participant’s incapacity, by that person’s guardian or legal representative. Any award made under the Plan may provide that any shares issued pursuant to the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Repricing

The Board of Directors may amend, alter or discontinue the Plan at any time, with shareholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without that person’s consent, except for amendments made to cause the Plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no stock option may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our shareholders.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not address all of the tax considerations that may apply in light of the circumstances of a particular participant under the Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Nonqualified Stock Options. A participant will not recognize taxable income at the time of grant of a nonqualified stock option. A participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income, except for purposes of the alternative minimum tax, upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held until the later of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

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Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, equal to the fair market value of any shares delivered and the amount of cash paid by us.

Restricted Stock. A participant will not recognize taxable income at the time of grant of restricted stock, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock. If such election is not made, the participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock.

Restricted Stock Units. A participant will not recognize taxable income at the time of grant of a restricted stock unit award. A participant will recognize compensation taxable as ordinary income, and subject to income tax withholding in respect of an employee, at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

Performance Shares. Generally, participants will recognize taxable income at the time of settlement of performance share awards, with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award.

Tax Deductibility of Compensation Provided under the Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company. As a result, compensation paid to one of our covered employees generally will not be deductible by the Company to the extent that it exceeds $1 million, subject to any applicable transition rules or other limitations.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

If this Proposal No. 2 is approved, the Company intends to file, as soon as practicable following such approval, a Registration Statement on Form S-8 relating to the additional shares authorized for issuance under the Plan pursuant to the Plan Amendment.

New Plan Benefits

Because it is within the discretion of the Compensation Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Plan or the amount of such awards. Accordingly, the benefits or amounts that will be received by or allocated to participants under the Plan, as amended by the Plan Amendment, are not determinable.

Our directors and executive officers have an interest in this Proposal No. 2 because they are eligible to receive awards under the Plan.

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Equity Compensation Plan Information

The following table sets forth information as of December 31, 2025, relating to all of our equity compensation plans:

Plan Category	(a) Number of Shares to be Issued upon Exercise of Outstanding Options and Rights		(b) Weighted-average Exercise Price of Outstanding Options and Rights		(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Referenced in Column (a))

Equity compensation plans approved by stockholders	145,628	(1)	$68.91	(2)	246,933
Equity compensation plans not approved by stockholders	-		$-		-
Total	145,628	(1)	$68.91	(2)	246,933

(1)	Includes options and restricted stock units outstanding under our 2015 Equity Incentive Plan.

(2)	Represents weighted-average exercise price per share of common stock acquirable upon exercise of outstanding stock options.

Vote Required

Approval of the amendment to the Co-Diagnostics, Inc. 2025 Equity Incentive Plan to increase the number of shares authorized for issuance under the Plan requires the affirmative vote of a majority of the votes cast at the Special Meeting.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE CO-DIAGNOSTICS, INC. 2025 EQUITY INCENTIVE PLAN.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 2 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that shareholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2025 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our shareholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives at other similarly situated companies, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent.

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the year ended December 31, 2025 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Special Meeting:

“RESOLVED, that the shareholders of Co-Diagnostics, Inc., (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2026 Special Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No. 3 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our shareholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF PROPOSAL NO. 3.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 3 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 4

RATIFICATION OF TANNER LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The Audit Committee appointed Tanner LLC (“Tanner”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and further directed that the selection of the independent registered public accounting firm be submitted for ratification by the shareholders at the Special Meeting. Shareholders are asked to ratify the appointment of Tanner at the Special Meeting. Representatives of Tanner are not expected to be available during the Special Meeting.

Accounting Fees and Services

The aggregate fees and expenses for professional services rendered by our principal accounting firm, Tanner LLC, for the years ended December 31, 2025 and 2024, respectively, are as follows:

	Years Ended December 31,
	2025	2024
Audit fees	$180,309	$176,078
Audit related fees	359,601	18,845
Total fees	$539,910	$194,923

Audit fees relate to professional services provided in connection with the audit of our annual consolidated financial statements and reviews of our quarterly consolidated financial statements. Audit related fees relate to audits of the financial statements of Cosara, audits of the financial statements of our benefit plans, and professional services related to our equity financing transactions.

The audit committee has adopted a policy that requires advance approval of all services performed by the independent auditor when fees are expected to exceed $15,000. The audit committee has delegated to the audit committee chairperson, Mr. Durenard, the authority to approve services, subject to ratification by the audit committee at its next committee meeting. All fees incurred were pre-approved by the audit committee.

Approval of the ratification of the appointment of Tanner LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 requires the affirmative vote of a majority of the votes cast at the Special Meeting. If the appointment of Tanner LLC is ratified, the Audit Committee, in its sole discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. Conversely, if shareholders fail to ratify the appointment, the Audit Committee will reconsider the appointment.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 4 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited consolidated financial statements of the Company with management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Commission on March 31, 2026.

The Audit Committee

Eugene Durenard, PhD (Chairman)
Edward L. Murphy
Richard S. Serbin
James B. Nelson

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PROPOSAL NO. 5

AMENDMENT TO ARTICLES OF INCORPORATION TO REDUCE QUORUM REQUIREMENT FOR STOCKHOLDER MEETINGS

Background and Purpose

We are asking our stockholders to approve an amendment (the “Amendment”) to our Articles of Incorporation (as amended, the “Articles”) to set the quorum requirement for meetings of stockholders at one-third (1/3) of the shares entitled to vote. On October 15, 2026, the Business and Chancery Court of the State of Utah entered the Court Order establishing a one-third quorum to vote on matters presented at this Special Meeting. The Court Order expressly provides that it modifies only the quorum required for this court-ordered meeting and does not establish the quorum requirement for future meetings. Accordingly, approval of this Proposal No. 5 remains necessary to establish a one-third quorum requirement for future annual and special meetings through an amendment to our Articles.

Proposed Articles Amendment

If this proposal is approved, our Articles would be amended to include the following provision:

“The holders of at least one-third (1/3) of the shares of capital stock of the Corporation entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at any annual or special meeting of shareholders.”

Reasons for the Amendment

We believe that, consistent with the Company’s Amended and Restated Bylaws (“Bylaws”), a quorum requirement of at least one-third (1/3) of the outstanding shares of capital stock of the Company is in the best interests of the Company and its stockholders for the following reasons:

Operational Efficiency. As the Company’s stockholder base has grown and become more dispersed, achieving a majority quorum at stockholder meetings has become increasingly difficult. A reduced quorum threshold will help ensure that the Company can conduct necessary business at its stockholder meetings without undue delay or the expense of adjourned meetings.

Market Practice. A one-third quorum requirement is consistent with the practices of many publicly traded companies and is commonly used across a broad range of industries. We believe that a one-third threshold strikes an appropriate balance between ensuring meaningful stockholder participation and enabling the Company to conduct its business efficiently.

Stockholder Participation. The amendment does not alter the vote required to approve any particular matter. All matters submitted to a vote of stockholders will continue to require the same level of stockholder approval currently required under the Company’s Amended and Restated Bylaws, applicable law, or Nasdaq rules. The amendment solely affects the number of shares that must be present or represented by proxy to open and conduct a meeting.

Utah Law Compliance. The Utah Revised Business Corporation Act (“URBCA”) permits corporations to specify a quorum requirement in their articles of incorporation. We believe the proposed amendment to the quorum requirement is fully compliant with the URBCA.

Effect of the Amendment

If approved, the amendment will establish a one-third (1/3) quorum threshold for the transaction of business at future annual and special meetings of stockholders, rather than limiting the reduced quorum standard to this court-ordered Special Meeting. The amendment will become effective upon filing the amendment with the Utah Division of Corporations and Commercial Code. The Court Order independently establishes the one-third quorum standard for this Special Meeting, whether or not this Proposal No. 5 is approved.

Potential Risks and Considerations

The Board acknowledges that some stockholders and governance advocates may view a reduced quorum as potentially allowing a smaller subset of stockholders to conduct Company business. The Board believes, however, that this concern is mitigated by the following factors:

●	The voting thresholds required to approve any particular matter are unchanged

●	The Company remains committed to robust stockholder outreach and engagement to encourage broad participation in its meetings

●	The one-third threshold remains above the statutory minimum permitted under the URBCA

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast in person or represented by proxy at the meeting and entitled to vote, in each case assuming a quorum is present. Abstentions and broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum but will have no effect on the results of the vote.

BOARD RECOMMENDATION

The Board of Directors unanimously recommends that stockholders vote “FOR” the amendment to the Company’s Articles to set the quorum requirement for stockholder meetings at one-third (1/3) of the shares of capital stock of the Company entitled to vote.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” PROPOSAL NO. 5 UNLESS STOCKHOLDERS SPECIFY A CONTRARY VOTE.

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PROPOSAL NO. 6

APPROVAL OF WARRANT EXERCISE PROPOSAL

We are seeking stockholder approval for the issuance of up to 3,404,724 shares of our common stock upon the exercise of the New Warrants issued on August 3, 2026, as contemplated by the Nasdaq Listing Rules.

Background

On July 30, 2026, the Company entered into an inducement agreement (the “Inducement Letter”) with certain holders (the “Holders”) of certain of the Company’s existing warrants to purchase up to an aggregate of 1,702,362 shares of the Company’s common stock originally issued on May 21, 2026, with a five-year term at an exercise price of $1.571 per share (the “Existing Warrants”). Pursuant to the Inducement Letter, the Holders agreed to exercise for cash the Existing Warrants to purchase an aggregate of 1,702,362 shares of the Company’s common stock at an exercise price of $1.571 per share in consideration of the Company’s agreement to issue new common stock purchase warrants (the “New Warrants”), to purchase up to an aggregate of 3,404,724 shares of our common stock (the “New Warrant Shares”) at an exercise price of $1.56 per share (the “Warrant Inducement”). The New Warrants are not exercisable until we obtain stockholder approval of the exercise of the New Warrants in accordance with applicable rules of Nasdaq. The Warrant Inducement was closed and the New Warrants issued on August 3, 2026 (the “Closing Date”).

We also agreed to file a registration statement on Form S-3 (or other appropriate form, including on Form S-1, if the Company is not then S-3 eligible) providing for the resale of the shares of common stock underlying the New Warrant (the “Resale Registration Statement”), as soon as practicable after the Closing Date (and in any event within thirty (30) calendar days of the date of the Inducement Letter), and to use commercially reasonable efforts to have such Resale Registration Statement declared effective by the SEC within sixty (60) calendar days following the date of the Inducement Letter (or within ninety (90) calendar days following the date of the Inducement Letter in case of “full review” of the Resale Registration Statement by the SEC) and to keep the Resale Registration Statement effective at all times until the earlier of such time that (i) no holder of the New Warrants owns any New Warrants or New Warrant Shares or (ii) the New Warrant Shares are eligible for sale under Rule 144 (assuming cashless exercise of the New Warrants), without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such New Warrant Shares and without volume or manner-of-sale restrictions. The Resale Registration Statement was filed on August 24, 2026 and declared effective by the SEC on September 1, 2026. In the Inducement Letter, the Company agreed not to issue any shares of common stock or common stock equivalents or to file any other registration statement with the SEC (in each case, subject to certain exceptions) until August 31, 2026.

The New Warrants were offered and sold pursuant to an exemption from the registration requirements under Section 4(a)(2) of the Securities Act. Each Holder has represented that it is an accredited investor as defined in Rule 501 of the Securities Act and has acquired such securities for their own account and has no arrangements or understandings for any distribution thereof.

Terms of the New Warrants

The New Warrants will be exercisable upon the receipt of stockholder approval of the exercise of the New Warrants in accordance with applicable Nasdaq rules and have a term of exercise equal to five years from the date of such stockholder approval. If a registration statement registering the resale of the shares of common stock underlying the New Warrants under the Securities Act, is not effective or available, the holder may, in its sole discretion, elect to exercise the New Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of common stock determined according to the formula set forth in the New Warrants. No fractional shares of common stock will be issued upon the exercise of any New Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or round up to the next whole share.

Fundamental Transaction. If a Fundamental Transaction (as defined in the New Warrants) occurs, then the successor entity will succeed to, and be substituted for the Company, and may exercise every right and power that the Company may exercise and will assume all of the Company’s obligations under the New Warrants with the same effect as if such successor entity had been named in the New Warrants itself. If holders of shares of common stock are given a choice as to the securities, cash or property to be received in such a Fundamental Transaction, then the holder shall be given the same choice as to the consideration it would receive upon any exercise of the New Warrants following such a Fundamental Transaction. Additionally, as more fully described in the New Warrants, in the event of certain Fundamental Transactions, the holders of the New Warrants will be entitled to receive consideration in an amount equal to the Black Scholes Value (as defined in the New Warrants), on the date of consummation of such Fundamental Transaction.

Stock Dividends and Splits. If at any time on or after the date of issuance there occurs any share split, share dividend, share combination recapitalization or other similar transaction involving our common stock then in each case the exercise price shall be multiplied by a fraction of which the numerator shall be the number of shares of common stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of common stock outstanding immediately after such event, and the number of shares issuable upon exercise of the New Warrants shall be proportionately adjusted such that the aggregate exercise price of the Warrant shall remain unchanged.

Beneficial Ownership Limitations. A holder will not have the right to exercise any portion of the New Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the New Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.

The form of the Inducement Letter and the New Warrants were filed with the SEC on July 31, 2026.

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Reasons for the Warrant Exercise Proposal

Our common stock is listed on Nasdaq and trades under the ticker symbol “CODX.” Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock or voting power of an issuer prior to a private placement for less than the average of the Company’s Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

After giving effect to the transactions contemplated by the Inducement Letter, including the closing thereof, the number of shares of the Company’s common stock issued and outstanding is 6,980,208. In order to comply with Nasdaq Listing Rule 5635(d), the New Warrants are not exercisable until stockholder approval is obtained.

Accordingly, we are seeking stockholder approval for the issuance of up to an aggregate of 3,404,724 shares of our common stock upon the exercise of the New Warrants. Effectively, stockholder approval of this Warrant Exercise Proposal is one of the conditions for us to receive up to approximately $5.31 million in gross proceeds upon the exercise of the New Warrants, if exercised for cash. Loss of these potential funds could adversely impact our ability to fund our operations.

The Board of Directors is not seeking the approval of our stockholders to authorize our entry into or consummation of the Warrant Inducement, as the Warrant Inducement has already been completed. We are only asking for approval to issue up to an aggregate of 3,404,724 shares of common stock upon the exercise of the New Warrants.

Potential Consequences if Proposal No. 6 is Not Approved

The failure of our stockholders to approve this Proposal No. 6 will mean that (i) we cannot permit the exercise of the New Warrants and (ii) may incur substantial additional costs and expenses as we are required to hold a special meeting of our stockholders every 90 days until the exercise of the New Warrants is approved. Each New Warrant has an initial exercise price of $1.56 per share. Accordingly, we may realize an aggregate of up to approximately $5.31 million in gross proceeds, if all the New Warrants were exercised for cash. While there can be no guarantee that the holders will choose to exercise the New Warrants, without stockholder approval of this Proposal No. 6, the New Warrants can never be exercised.

According to the Inducement Letter, if we do not obtain stockholder approval at the first meeting, the Company shall call a meeting every ninety (90) days thereafter to seek stockholder approval until the earlier of the date on which stockholder approval is obtained or the New Warrants are no longer outstanding. Accordingly, if we do not receive stockholder approval of this Proposal No.6, we will incur substantial additional costs and expenses to hold additional special meetings of stockholders until the exercise of the New Warrants is approved.

Potential Adverse Effects of the Approval of Proposal No. 6

If this Proposal No. 6 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the New Warrant Shares upon exercise of the New Warrants. Assuming the full exercise of the New Warrants, an aggregate of 3,404,724 additional shares of common stock will be outstanding, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our common stock.

Required Vote

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for Proposal No.6. Broker non-votes and abstentions will not be counted as votes cast on the matters and will have no effect on the outcome of this Proposal No. 6.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE WARRANT EXERCISE PROPOSAL.

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PROPOSAL NO. 7

APPROVAL OF SHARE ISSUANCE

October 2026 Financing Transaction

On October 9, 2026, the Company entered into a Loan Agreement (the “Loan Agreement”) with J.J. Astor & Co. (the “Lender”), pursuant to which the Lender agreed to provide loans to the Company in an aggregate principal funding amount of up to $3.1 million. At the initial closing, the Lender funded an initial loan of $2.1 million and the Company issued to the Lender a senior secured convertible installment promissory note having an original principal amount of $2.835 million (the “Initial Note”). Beginning 60 days after the date of the Loan Agreement, subject to the satisfaction of the conditions set forth in the Loan Agreement, the Company may elect to borrow an additional $1.0 million and issue an additional senior secured convertible installment promissory note having an original principal amount of $1.35 million (the “Additional Note” and, together with the Initial Note, the “Notes”).

The Company and Maxim Group LLC, the Company’s sales agent under its existing at-the-market offering program (the “ATM Program”), also agreed that 100% of the net proceeds from sales under the ATM Program, after deduction only of the sales agent’s commissions, are to be remitted to a deposit account subject to a deposit account control agreement in favor of the Lender. Pursuant to an ATM Waterfall Distribution Agreement between the Lender and the Company, the initial $1.0 million of the net proceeds from sales under the ATM Program is payable to the Lender. Thereafter, 80% of such net proceeds is applied to the Notes and 20% is released to the Company until the required weekly installment payments for the applicable week have been satisfied; for the remainder of that week, 25% is applied to the Notes and 75% is released to the Company. Following an event of default, 80% of such net proceeds is applied to the obligations under the Notes (including Default Amounts, as defined below) and 20% is released to the Company. Distributions to the Company are further limited if the market value of the registered, freely tradeable shares available under the ATM Program is less than 200% of the outstanding principal amount of the Notes. The Company is also required to maintain a minimum cash balance of $250,000 while the Notes are outstanding.

The Lender shall have the right, at its sole option, to convert any or all of the outstanding balance of the Notes into shares of the Company’s common stock (the “Conversion Shares”) at a conversion price equal to the greater of (i) ninety percent of the lowest volume-weighted average price of the Company’s common stock over the ten consecutive trading days preceding the conversion notice or (ii) the Nasdaq floor price pursuant to Nasdaq Rule 5635(d). On the six-month anniversary of the closing date, and every six months thereafter, the floor price will be reset to the lower of (i) the floor price then in effect or (ii) 20% of the lowest volume weighted average price of the Company’s common stock during the twenty trading days preceding such reset; provided that the floor price will not be reduced below 20% of the Nasdaq Minimum Price unless and until the Company obtains stockholder approval. If the Lender does not receive the full number of shares that it would have received at the applicable VWAP-based discount price because the conversion price is limited by the floor price, the Minimum Price, the exchange cap or certain other limitations, the Company is required to pay a cash make-whole amount. Conversions are subject to a 9.99% beneficial ownership limitation, including Commitment Shares (as defined below), which the Lender may increase to no more than 19.99%, subject to the aggregate issuance limitations under the Nasdaq listing rules unless stockholder approval is obtained. Should an event of default occur under the Note, the outstanding amount owed to the Lender pursuant to the Note shall be increased to one-hundred twenty percent of the outstanding amount and the Notes shall begin accruing interest at a default interest rate of 19% per annum, compounded daily (the “Default Amount”).

Additionally, the Company issued to the Lender 600,000 shares of the Company’s common stock (the “Commitment Shares”) as consideration in connection with the Note financing transaction, subject to a make-whole provision providing that the Company will issue make-whole shares if the Commitment Shares are sold on a day when the closing price of the Company’s stock is less than $[__]. In addition, absent stockholder approval pursuant to Nasdaq Listing Rule 5635(d), the Company may not issue Conversion Shares and Commitment Shares to the extent such issuance would exceed the applicable Nasdaq limitations.

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The summary of the terms of the above is qualified in its entirety by reference to the Note and the Loan Agreement, which are included herewith as Appendix B and Appendix C, respectively and are incorporated herein by reference. You should read this summary together with the Note and Loan Agreement included herewith.

Stockholder Approval

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to the issuance of securities when the issuance or potential issuance will result in a “change of control” of the Company. Nasdaq has not formally defined what constitutes a “change of control,” but Nasdaq guidance suggests that a change of control occurs when, as a result of the issuance, an investor or a group of investors would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power would be the largest ownership position. In addition, Nasdaq will consider all facts and circumstances concerning a transaction, including whether there are any other relationships or agreements between a company and an investor. Nasdaq Listing Rule 5635(d) requires stockholder approval in connection with a transaction other than a public offering involving the sale, issuance, or potential issuance by the Company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of the Minimum Price.

The issuance of any or all of the Conversion Shares and the Commitment Shares, in the aggregate in excess of 19.99% of the current number of outstanding shares of common stock is subject to stockholder approval under applicable rules and regulations of The Nasdaq Stock Market LLC, to the extent required by such rules and regulations). Accordingly, because the shares issuable upon conversion of the Note and the issuance of the Commitment Shares, total more than 19.99% of our outstanding shares of Common Stock on the date the Note and Commitment Shares were issued, we are seeking stockholder approval of this proposal in respect of the issuance of the Commitment Shares and all of the shares of common stock upon the full conversion of the Note pursuant to Nasdaq Listing Rule 5635.

In addition, the make-whole provisions and periodic reset of the floor price, as described above, may be deemed to result in the issuance and conversion of the Notes, and issuance of the Commitment shares and any related make-whole shares, being treated as being made at a discount.

As described above, pursuant to the Loan Agreement, we agreed to hold a meeting of stockholders to obtain stockholder approval of (i) the conversion of the Notes and issuance of Commitment Shares, including make-whole shares, in excess of 19.99% of the Company’s outstanding shares and (ii) the adjustment of the floor price below 20% of the Nasdaq minimum price. The recommendation of our Board is that such proposal be approved, and we are soliciting proxies from our stockholders in connection therewith. If we do not obtain stockholder approval at this Special Meeting, we will seek stockholder approval until the date that stockholder approval is obtained.

A vote in favor of this Proposal No. 7 is a vote “FOR” approval of (i) the conversion of the Notes and issuance of Commitment Shares, including make-whole shares, in excess of 19.99% of the Company’s outstanding shares and (ii) the adjustment of the floor price below 20% of the Nasdaq minimum price. The conversion of the Notes, in their entirety, could result in the issuance of 20% or more of our common stock outstanding as of [*], 2026, which is the date that we issued the Initial Note and Commitment Shares.

Potential Adverse Effects - Dilution and Impact on Existing Stockholders

The issuance of the Commitment Shares and the shares of common stock upon the conversion of the Note will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of the Commitment Shares and shares issuable upon the conversion of the Note. Any reduction in the floor price will significantly increase the number of shares issuable under the Loan Agreement and the Note. This means also that our current stockholders will own a smaller interest in us as a result of the conversion of the Note and issuance of additional Commitment Shares as make-whole shares, and, therefore, will have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of the shares underlying the Note will also have a dilutive effect on the book value per share and any future earnings per share. Dilution of equity interests will likely also cause prevailing market prices for our common stock to decline.

Assuming that the floor price is reduced to $0.001, which is equal to the par value of our common stock, a maximum of [*] Conversion Shares could be issuable under the Note, not taking into account the beneficial ownership limitation therein.

Vote Required

The affirmative (“FOR”) vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for Proposal No. 7, the Share Issuance Proposal. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE SHARE ISSUANCE PROPOSAL

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PROPOSAL NO. 8

APPROVAL OF REVERSE STOCK SPLIT PROPOSAL

Our Board has approved, and recommends that stockholders approve, an amendment to our Articles of Incorporation to effect one or more reverse stock splits of the Company’s issued and outstanding shares of common stock, on one or more occasions, at a ratio of not less than 1-for-2, with the cumulative effect of all such reverse stock splits not to exceed 1-for-750. If approved, the Board will have the discretion to select the exact ratio or ratios within that range, to determine the timing of each reverse stock split, and to effect the reverse stock splits on more than one occasion within twelve months following this Special Meeting, if at all.

The form of Articles of Amendment is attached as Appendix D (the “Reverse Stock Split Amendment”). If the Board determines to effect more than one Reverse Stock Split pursuant to this proposal, a separate Articles of Amendment will be filed in connection with each such Reverse Stock Split.

Even if stockholders approve the Reverse Stock Split Proposal, we reserve the right not to effect any Reverse Stock Split if the Board of Directors does not deem it to be in the best interests of the Company and its stockholders. The Board believes that granting this discretion provides the Board with maximum flexibility to act in the best interests of the Company and its stockholders. If this Reverse Stock Split Proposal is approved by the stockholders, the Board will have the authority, in its sole discretion, without further action by the stockholders, to effect one or more Reverse Stock Splits within the ratios and during the period set forth above, provided that the cumulative effect of all such Reverse Stock Splits does not exceed 1-for-750.

The Board’s decision as to whether and when to effect a Reverse Stock Split will be based on a number of factors, including prevailing market conditions, existing and expected trading prices for our common stock, Nasdaq listing requirements, actual or forecasted results of operations, and the likely effect of such results on the market price of our common stock.

Purpose

The Board approved the proposal approving the Reverse Stock Split Amendment for the following reasons:

●	the Board believes that a Reverse Stock Split is the best option available to the Company to increase its stock price should it be required for continued listing on The Nasdaq Capital Market;

●	the Board believes a higher stock price may help generate investor interest in the Company and help the Company attract and retain employees; and

●	if a Reverse Stock Split successfully increases the per share price of the common stock, the Board believes this increase may increase trading volume in the common stock and facilitate future financings by the Company.

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In evaluating a Reverse Stock Split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, including, chiefly, maintaining a Nasdaq listing, and believes that increasing the per share market price of our common stock as a result of the Reverse Stock Split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the Reverse Stock Split Proposal, our Board will be authorized to proceed with implementing the Reverse Stock Split. In determining whether to proceed with one or more Reverse Stock Splits and setting the exact ratio or ratios of such Reverse Stock Splits or Reverse Stock Split, our Board will consider a number of factors, including existing and expected marketability and liquidity of our common stock, prevailing market conditions, the Nasdaq listing requirements, the likely effect on the market price of our common stock, and our capitalization (including the number of shares of common stock issued and outstanding). Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Utah Division of Corporations not to effectuate the Reverse Stock Split. If the Board fails to implement the Reverse Stock Split before twelve months from the date that stockholder approval is obtained, if ever, further stockholder approval would be required prior to implementing any Reverse Stock Split.

Effect of the Reverse Stock Split

A Reverse Stock Split, if approved by our stockholders and implemented by our Board, will be effected simultaneously for all outstanding shares of our common stock. A Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that a Reverse Stock Split results in any of our stockholders owning a fractional share. A Reverse Stock Split will not change the terms of our common stock and will not change the number of shares of capital stock authorized for issuance under our Articles of Incorporation. After a Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-Reverse Stock Split common stock will remain fully paid and non-assessable. A Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act. We anticipate that after the Reverse Stock Split, if implemented in accordance with Nasdaq rules, our common stock will continue to be listed on The Nasdaq Capital Market under the symbol “CODX.”

As of the effective time of a Reverse Stock Split, we will proportionately reduce the number of shares of common stock reserved for issuance under all outstanding options, restricted stock units, warrants, and other rights to acquire our common stock, and we will proportionately increase the exercise or conversion price of those securities. In addition, as of the effective time of the Reverse Stock Split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of future grants under our 2015 Equity Incentive Plan (the “2015 Plan”) and our 2025 Equity Incentive Plan (the “2025 Plan”).

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Assuming reverse stock split ratios of 1-for-10, 1-for-200, 1-for-500, and 1-for-750, which are provided for illustrative purposes only and do not reflect all possible reverse stock split ratios that may be effected pursuant to this proposal, sets forth approximate information regarding (i) the number of shares of Common Stock that would be authorized for issuance under our Charter, (ii) the number of shares of our Common Stock that would be issued and outstanding, (iii) the number of shares of our Common Stock that would be reserved for issuance pursuant to outstanding equity awards under our 2015 Plan and 2025 Plan, (iii) the number of shares of Common Stock reserved for issuance upon exercise of outstanding warrants, and (iv) the per share price of our Common Stock, based on the closing price of our Common Stock on [October 13], 2026 ($1.07 per share), each giving effect to the Reverse Split without taking into account the treatment of fractional shares and based on securities outstanding as of [October 13], 2026.

	Common Stock and Equivalents Outstanding	Common Stock and Equivalents Outstanding Assuming Certain Reverse Stock Split Ratios
	Prior to Reverse Split	Percent of Total Outstanding	1-for-10	1-for-200	1-for-500	1-for-750
Shares of common stock authorized for issuance	100,000,000		100,000,000	100,000,000	100,000,000	100,000,000
Common stock outstanding	8,108,946	50.4%	810,895	40,545	16,218	10,812
Common stock underlying warrants	5,012,756	31.2%	501,276	25,064	10,026	6,684
Common stock underlying convertible note	2,600,917	16.2	260,092	13,005	5,202	3,468
Common stock underlying options and RSUs	193,084	1.2%	19,309	966	387	258
Common stock available for future issuance under the 2015 Plan and 2025 Plan	163,376	1.0%	16,338	817	327	218
Total common stock and equivalents outstanding	16,079,079	100.0%	1,607,910	80,397	32,160	21,440
Common stock available for future issuance	86,878,298		98,687,829	99,934,391	99,973,756	99,982,504
Price per share, based on the closing price of our common stock on [October 13], 2026 (1)	$0.7645		$7.65	$152.90	$382.25	$573.38

(1)	Per-share prices are illustrative only and not predictions of future trading prices. The Board may effect one or more Reverse Stock Splits having a cumulative effect of up to 1-for-750, and the examples presented below do not reflect all possible ratios that may be implemented pursuant to this proposal.

If this Reverse Stock Split Proposal is approved and our Board elects to effect a Reverse Stock Split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our Board. Accordingly, if a Reverse Stock Split is effected, the number of authorized shares of common stock available for issuance under our Articles of Incorporation will effectively be proportionally increased relative to the number of outstanding shares post-Reverse Stock Split.

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Additionally, if this Reverse Stock Split Proposal is approved and our Board elects to effect a Reverse Stock Split, we would communicate to the public, prior to the effective date of the Reverse Stock Split, additional details regarding the Reverse Stock Split, including the specific ratio selected by our Board. If the Board does not implement a Reverse Stock Split within twelve months from the date that stockholder approval is obtained, if ever, the authority granted in this Reverse Stock Split Proposal to implement the Reverse Stock Split will automatically terminate.

After the effective date of a Reverse Stock Split, our common stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a unique number used to identify our common stock.

The increase in the number of shares of authorized but unissued and unreserved common stock will have an “anti-takeover effect” by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Articles of Incorporation. The increased number of available authorized but unissued shares of common stock as a result of a Reverse Stock Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of our Articles of Incorporation and amended and restated bylaws, as amended (“Bylaws”). Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Stock Split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of a Reverse Stock Split upon the market prices for our common stock cannot be accurately predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. If a Reverse Stock Split is implemented, the post-split market price of our common stock may be less than the pre-Reverse Stock Split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares of our common stock outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following a Reverse Stock Split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

In addition, although we believe a Reverse Stock Split may enhance the desirability of our common stock to certain potential investors, we cannot assure stockholders that, if implemented, our common stock will be more attractive to institutional and other long term investors or that the liquidity of our common stock will increase since there would be a reduced number of shares outstanding after the Reverse Stock Split.

Even if our stockholders approve the Reverse Stock Split Proposal and a Reverse Stock Split is effected, there can be no assurance that our common stock will not be delisted prior to the date that we are able to effect the Reverse Stock Split or that we will subsequently meet and continue to meet the listing requirements of Nasdaq or any other national exchange.

Although a Reverse Stock Split will not, by itself, have any immediate dilutive effect on our stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of shares of common stock authorized for issuance under our Articles of Incorporation would remain unchanged. As a result, additional authorized shares of common stock would become available for issuance at such times, and for such purposes, as the Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of our common stock are issued in the future, such shares would be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company.

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Procedure for Effecting a Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the Reverse Stock Split Proposal, and if our Board still believes that a Reverse Stock Split is in the best interests of the Company and our stockholders, our Board will determine the ratio or ratios of the Reverse Stock Split t or Reverse Stock Splits o be implemented and we will file the Articles of Amendment to our Articles of Incorporation with the Utah Division of Corporations. A Reverse Stock Split, if implemented, is expected to become effective at 5:00 p.m. Eastern Time on the effective date specified in the Articles of Amendment. As soon as practicable after the effective date of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected.

Beneficial Owners of Common Stock. Upon the implementation of a Reverse Stock Split, we intend to treat shares held by stockholders in street name (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock. Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Equiniti Trust Company. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following a Reverse Stock Split.

Holders of Certificated Shares of Common Stock. As soon as practicable after filing the Articles of Amendment to our Articles of Incorporation effecting a Reverse Stock Split with the Utah Division of Corporations, we will notify our stockholders that a Reverse Stock Split has been implemented and stockholders will receive instructions for the exchange of their common stock certificates for new certificates representing the appropriate number of shares of common stock after a Reverse Stock Split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of common stock will, until so exchanged, be deemed for all corporate purposes after the filing date of the Articles of Amendment to evidence ownership of our common stock in the proportionately reduced number. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. You should submit them only after you receive instructions from us.

Fractional Shares

Our stockholders will not receive fractional post-Reverse Stock Split shares in connection with a Reverse Stock Split. Instead, any fractional shares that would otherwise be issuable as a result of a Reverse Stock Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Utah, or our Articles of Incorporation or Bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.

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Accounting Consequences

The par value of our common stock will remain unchanged at $0.001 per share after a Reverse Stock Split. As a result, on the effective date of a Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to our common stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. Per share amounts for prior periods will be restated to reflect a Reverse Stock Split. The Company does not anticipate that any other accounting consequences would arise as a result of a Reverse Stock Split.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a Reverse Stock Split to the Company and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who do not hold their shares of our common stock as capital assets within the meaning of Section 1221 of the Code, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our common stock as “qualified small business stock” under Section 1045 and/or 1202 of the Code, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a Reverse Stock Split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a Reverse Stock Split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that a Reverse Stock Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with a Reverse Stock Split. In addition, we do not expect a Reverse Stock Split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders. Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of a Reverse Stock Split, except stockholders whose fractional shares resulting from a Reverse Stock Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the Reverse Stock Split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in a Reverse Stock Split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of a Reverse Stock Split.

Individual tax circumstances can vary, and stockholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular stockholders whose fractional shares resulting from a Reverse Stock Split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-Reverse Stock Split shares.

Vote Required

The affirmative (“FOR”) vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for Proposal No. 8, the Reverse Stock Split Proposal. Broker non-votes and abstentions will not be counted as votes cast on the matter and will have no effect on the outcome of this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

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PROPOSAL NO. 9

APPROVAL OF THE ADJOURNMENT PROPOSAL

Background of and Rationale for the Adjournment Proposal

The Board of Directors believes that if the number of shares of our common stock outstanding and entitled to vote at the Special Meeting is insufficient to approve the Proposal Nos 1 to 8, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve the Proposal Nos 1 to 8.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Proposal Nos 1 to 8.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that holders of a majority of the number of shares present in person or represented by proxy at the Special Meeting will vote against the Proposal Nos 1 to 8, we could adjourn or postpone the Special Meeting without a vote on the any of the Proposal Nos 1 to 8 and use the additional time to solicit the holders of those shares to change their vote in favor of the Proposal Nos 1 to 8.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal, except to the extent of their ownership of securities of the Company.

Vote Required

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for Proposal No. 9. Broker non-votes and abstentions will not be counted as votes cast on the matters and will have no effect on the outcome of this Proposal No.9.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of [October 13], 2026, with respect to the holdings of (1) each person who is the beneficial owner of more than 5% of our common stock, (2) each of our directors, (3) each named executive officer, and (4) all of our current directors and executive officers as a group.

Beneficial ownership of the common stock is determined in accordance with the rules of the Commission and includes any shares of common stock over which a person exercises sole or shared voting or investment power, or of which a person has a right to acquire ownership at any time within 60 days of [October 13], 2026. Applicable percentage ownership in the following table is based on [8,108,946] shares of common stock, after the effects of the January 2026 reverse stock split, plus, for each individual, any securities that individual has the right to acquire within 60 days of [October 13], 2026.

The information in the table below is based on information known to us or ascertained by us from public filings made by the stockholders. Except as otherwise indicated in the table below, addresses of the director, executive officers and named beneficial owners are in care of Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

	Number of Shares Beneficially Owned	Percentage of Class
5% Stockholders
J.J. Astor & Co.	600,000	7.4%
Named Executive Officers and Directors
Dwight Egan (1)	34,282	*
Brian Brown	29,879	*
Richard Abbott	25,000	*
Edward Murphy (2)	14,058	*
Eugene Durenard	11,974	*
James Nelson (3)	13,642	*
Richard Serbin (4)	12,739	*
All Directors and Executive Officers as a Group (7 persons)	141,574	1.7%

* Represents beneficial ownership of less than 1%.

(1)	Includes exercisable options to acquire 3,334 shares of common stock.
(2)	Includes exercisable options to acquire 1,667 shares of common stock.
(3)	Includes exercisable options to acquire 1,667 shares of common stock.
(4)	Includes exercisable options to acquire 682 shares of common stock.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders and other interested parties may make their concerns known confidentially to the Board of Directors or the independent directors by sending an email to the Company’s Secretary. Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a communication that we determine is primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about the Company.

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ANNUAL REPORTS

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 accompanies this Proxy Statement and is also posted on www.proxyvote.com and on the SEC’s website www.sec.gov.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 without exhibits required to be filed under the Exchange Act. Such written requests should be directed to 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109. The Annual Report on Form 10-K is not part of the proxy solicitation materials.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Under rules adopted by the SEC, we are permitted to deliver a single copy of this notice and the proxy materials to any household at which two or more stockholders reside if we believe the stockholders are members of the same family, unless we have received contrary instructions from one or more of the security holders. This process, called “householding,” allows us to reduce the number of copies of these materials we must print and mail. Even if householding is used, each stockholder will continue to be entitled to submit a separate proxy or voting instructions.

Certain banks, brokers, broker-dealers and other similar organizations acting as nominee record holders may be participating in the practice of “householding” proxy materials. If you are a beneficial owner of our shares and would prefer to receive separate copies of a proxy statement or annual report for other stockholders in your household, either now or in the future, please contact your bank, broker, broker-dealer or other similar organization serving as your nominee. Beneficial owners of our shares sharing an address who are receiving multiple copies of the proxy materials and who wish to receive a single copy of these materials in the future will need to contact their bank, broker, broker-dealer or other similar organization serving as their nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report and/or proxy statement, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact Broadridge Financial Solutions, Inc., Householding Department, in writing at 51 Mercedes Way, Edgewood, New York 11717; or by telephone: (866) 540-7095. If you participate in householding and wish to receive a separate copy of this proxy statement, or if you do not wish to participate in householding and prefer to receive separate copies of our annual report and/or proxy statement in the future, please contact Broadridge Financial Solutions, Inc., Householding Department as indicated above.

AVAILABILITY OF ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

We also make available on or through our website free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

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STOCKHOLDER PROPOSALS FOR

OUR 2027 ANNUAL MEETING

Shareholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with our Bylaws and applicable SEC rules and regulations. Under Rule 14a-8 under the Exchange Act, to be considered for inclusion in our proxy materials for our 2027 annual meeting, a stockholder proposal must be received in writing by our Corporate Secretary no later than 5:00 p.m. Mountain Time on March 25, 2027. If the date of our 2027 annual meeting is changed by more than 30 days from the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and send our proxy materials for the 2027 annual meeting. Any such proposal must also comply with the various provisions of Rule 14a-8, which governs the basis on which stockholder proposals may be included in or excluded from Company-sponsored proxy materials.

If a stockholder desires to submit a proposal, including nominations for directors, for consideration at the 2027 annual meeting, but does not seek to have the proposal included in our proxy solicitation materials pursuant to Rule 14a-8, the stockholder must comply with the procedures set forth in our governing documents. Our Bylaws require that for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof, along with other specified information and materials, in proper written form to the Company. To be timely, a stockholder’s notice pertaining to the 2027 annual meeting must be delivered to the Corporate Secretary at the principal executive offices of the Company not earlier than May 1, 2027 and not later than June 20, 2027; provided, however, that if the date of the 2027 annual meeting is more than thirty (30) days before or more than sixty (60) days after the anniversary date of the 2026 annual meeting, notice by the stockholder to be timely must be so delivered in accordance with the timing requirements set forth in our Bylaws.

In addition to satisfying the requirements under our Bylaws, any stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with the additional requirements of Rule 14a-19 under the Exchange Act, including the requirement to provide notice to the Company no later than July 5, 2027, unless the date of the 2027 annual meeting is changed by more than 30 calendar days from the anniversary date of the 2026 special meeting, in which case the deadline will be determined in accordance with Rule 14a-19.

Any stockholder who wishes to make such a proposal or nomination should obtain a copy of the Bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC as an exhibit to our Annual Report on Form 10-K, filed on March 27, 2025. You may also obtain a copy by writing to our Corporate Secretary at Co-Diagnostics, Inc., 2401 S. Foothill Drive, Suite D, Salt Lake City, Utah 84109.

OTHER MATTERS

Management does not know of any other matters which are likely to be brought before the meeting. However, in the event that any other matters properly come before the meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgment in said matters.

YOUR VOTE IS IMPORTANT! WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Dwight H. Egan
Chairman of the Board and Chief Executive Officer

Salt Lake City, Utah
[*], 2026

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APPENDIX A

AMENDMENT NO. 1 TO THE

CO-DIAGNOSTICS, INC.

2025 EQUITY INCENTIVE PLAN

This Amendment No. 1, or this “Amendment,” to the Co-Diagnostics, Inc. 2025 Equity Incentive Plan, or the “Plan,” is adopted by Co-Diagnostics, Inc., a Utah corporation, or the “Company,” subject to approval by the shareholders of the Company.

RECITALS

WHEREAS, the Board of Directors of the Company, or the “Board,” previously adopted the Plan, subject to shareholder approval;

WHEREAS, the shareholders of the Company approved the Plan at the Company’s 2025 annual meeting of shareholders;

WHEREAS, Section 22 of the Plan permits the Board to amend the Plan, subject to shareholder approval to the extent required by applicable law, stock exchange rules or the terms of the Plan;

WHEREAS, the Board believes that the Plan is an important component of the Company’s compensation program and supports the Company’s ability to attract, retain and motivate employees, non-employee directors and consultants by providing equity-based incentives that align their interests with those of the Company’s shareholders;

WHEREAS, the Board has determined that it is advisable and in the best interests of the Company and its shareholders to amend the Plan to increase the number of shares of the Company’s common stock, par value $0.001 per share, available for issuance under the Plan; and

WHEREAS, the Board approved this Amendment, subject to approval by the Company’s shareholders at the Company’s 2026 special meeting of shareholders.

NOW, THEREFORE, effective as of the date this Amendment is approved by the Company’s shareholders, the Plan is hereby amended as follows:

1. Amendment to Share Reserve.

Section 3(a) of the Plan is hereby amended and restated in its entirety as follows:

“Share Reserve. Subject to adjustment as provided in this Plan, the maximum number of Shares that may be issued or transferred pursuant to Awards under this Plan shall be 2,223,333 Shares, plus any Shares that become available for issuance under this Plan in connection with the cancellation or forfeiture of awards granted under the Company’s Amended and Restated 2015 Long Term Incentive Plan, as provided in this Plan. Shares issued under this Plan may consist, in whole or in part, of authorized and unissued Shares, treasury Shares, Shares purchased in the open market, or any combination of the foregoing.”

2. Incentive Stock Option Limit.

To the extent required under Section 422 of the Internal Revenue Code of 1986, as amended, the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan shall be 2,223,333 Shares, subject to adjustment as provided in the Plan.

3. No Other Amendments.

Except as expressly amended by this Amendment, the Plan remains unchanged and in full force and effect. All references in the Plan to the “Plan” shall mean the Plan as amended by this Amendment.

4. Effectiveness.

This Amendment shall become effective upon approval by the shareholders of the Company at the Company’s 2026 special meeting of shareholders. If shareholder approval is not obtained, this Amendment shall be null and void, and the Plan shall continue in effect without giving effect to this Amendment.

5. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of Utah, without regard to conflict of law principles.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer, effective as of the date this Amendment is approved by the Company’s shareholders.

CO-DIAGNOSTICS, INC.

By:
Name:
Title:

A-1

APPENDIX B

NOTE

Senior Secured Convertible Note

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS SECURITY.

Original Issue Date: October 9, 2026	Funding Amount	$2,100,000
Final Maturity Date: May 7, 2027	Original Principal Amount:	$2,835,000

CO-DIAGNOSTICS, INC.

SENIOR SECURED CONVERTIBLE NOTE

THIS SENIOR SECURED CONVERTIBLE NOTE is a duly authorized and validly issued promissory note of Co-Diagnostics, Inc., a Utah corporation (the “Company”), designated as its original issue discount senior secured convertible installment promissory note (the “Note”).

FOR VALUE RECEIVED, the Company promises to pay to the order of J.J. Astor & Co., (the “Lender”) or any other subsequent holder of this Note (together with the Lender, the “Holder”), the Original Principal Amount of this Note as set forth above (the “Original Principal Amount”) in thirty (30) weekly installments of Ninety Four Thousand Five Hundred Dollars ($94,500) per week each (the “Weekly Installment Payments”) commencing on Wednesday, October 14, 2026 and thereafter on each Wednesday of the next succeeding twenty-nine (29) weeks until the Final Maturity Date as set forth above, or such earlier date as this Note is required to be prepaid or permitted to be repaid as provided herein (as the case may be, the “Maturity Date”). This Note is subject to the following additional provisions:

Section 1. Definitions. This Note is the Initial Note described in the Loan Agreement referred to below. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement, and (b) the following terms shall have the following meanings:

“ATM,” “ATM Financing,” “ATM Coverage Requirement,” “ATM Net Proceeds,” “ATM Sales Agent,” “ATM Waterfall Distribution Agreement,” “ATM Waterfall Distributions” and “DACA Account” shall have the meanings as those terms are defined in the Loan Agreement.

“Bankruptcy Event” means any of the following events: (a) the Company or any “Significant Subsidiary” (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof, (b) there is commenced against the Company or any Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Company or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, (g) the Company or any Significant Subsidiary thereof admits in any legal proceeding that it is generally unable to pay its debts as they become due, (h) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

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“Business Day” shall have the meaning as that term is defined in the Loan Agreement.

“Change of Control Transaction” means the occurrence after the date hereof of any of: (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of 50% of the voting securities of the Company (other than by means of conversion of Note), (b) the Company or its significant Subsidiaries merges into or consolidates with any other Person, or any Person merges into or consolidates with the Company or its significant Subsidiaries and, after giving effect to such transaction, the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the Company or the successor entity of such transaction or less than 50% of the equity of its Subsidiaries, (c) the Company sells or transfers all or substantially all of its assets or the assets of its Subsidiaries to another Person and the stockholders of the Company immediately prior to such transaction own less than 50% of the aggregate voting power of the acquiring entity immediately after the transaction, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (c) above.

“Commitment Shares” shall have the meanings as that term is defined in the Loan Agreement.

“Common Stock” and “Common Stock Equivalents” shall have the meanings as those terms are defined in the Loan Agreement.

“Contingent Obligation” means, with respect to any Loan Party any obligation of such Loan Party guaranteeing or intended to guarantee any Indebtedness (“primary obligations”) of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, including, without limitation, (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Loan Party of the obligation of a primary obligor, (b) the obligation to make take-or-pay or similar payments, if required, regardless of nonperformance by any other party or parties to an agreement, and (c) any obligation of such Loan Party, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefore, (ii) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, assets, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include any product warranties extended in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation with respect to which such Contingent Obligation is made (or, if less, the maximum amount of such primary obligation for which such Person may be liable pursuant to the terms of the instrument evidencing such Contingent Obligation) or, if not stated or determinable, the maximum reasonably anticipated liability with respect thereto (assuming such Loan Party is required to perform thereunder), as determined by such Loan Party in good faith.

“Conversion Price” shall have the meaning as that term is defined in the Loan Agreement.

“Conversion Price Formula” shall have the meaning as that term is defined in the Loan Agreement.

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“Conversion Price Reductions” shall have the meaning as that term is defined in the Loan Agreement.

“Conversion Shares” shall have the meaning as that term is defined in the Loan Agreement.

“DACA” shall have the meaning as that term is defined in the Loan Agreement.

“Default Amount” means, if an Event of Default shall occur, the sum of: (1) the amount obtained by multiplying (x) the Outstanding Principal Amount of this Note by (y) 120% (the “Default Principal Amount”), plus (2) default interest on such Default Principal Amount at the rate of 19% per annum, compounded daily and calculated on the basis of a 360-day year and the actual number of days elapsed, and all other amounts, costs, expenses, and liquidated damages due under or in respect of this Note, if any.

“Equity Receipts” shall have the meaning as that term is defined in the Loan Agreement.

“Event of Default” shall have the meaning set forth in Section 5(a).

“Existing Lender” shall have the meaning as that term is defined in the Loan Agreement.

“Extraordinary Receipts” shall have the meaning as that term is defined in the Loan Agreement.

“Flow of Funds Agreement” shall mean the agreement among the Company and the Lender constituting Exhibit F annexed to the Loan Agreement.

“Funding Amount” means $2,100,000, being the amount advanced by the Lender to the Company as set forth on the first page of this Note, before deduction of the $84,000 Origination Fee retained by the Lender in accordance with the Flow of Funds Agreement.

“Indebtedness” means, with respect to any Person, without duplication, (a) all indebtedness of such Person for borrowed money; (b) all obligations of such Person for the deferred purchase price of property or services (other than trade payables and accrued expenses or other accounts payable incurred in the ordinary course of such Person’s business); (c) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments or upon which interest payments are customarily made; (d) all reimbursement, payment or other obligations and liabilities of such Person created or arising under any conditional sales or other title retention agreement with respect to property used and/or acquired by such Person, even though the rights and remedies of the lessor, seller and/or lender thereunder may be limited to repossession or sale of such property, (e) all Capitalized Lease Obligations of such Person; (f) all obligations and liabilities, contingent or otherwise, of such Person, in respect of letters of credit, acceptances and similar facilities other than obligations and liabilities that are cash collateralized on terms reasonably satisfactory to the Lender; (g) all net obligations and liabilities, calculated on a basis reasonably satisfactory to the Lender and in accordance with accepted practice, of such Person under Hedging Agreements; (h) all monetary obligations under any receivables factoring, receivable sales or similar transactions and all monetary obligations under any synthetic lease, tax ownership/operating lease, off-balance sheet financing or similar financing; (i) all Contingent Obligations; and (j) all obligations referred to in clauses (a) through (i) of this definition of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) a Lien upon property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, provided, however that if recourse in respect of any Indebtedness of the foregoing is limited to specific assets, then such Indebtedness shall be deemed to be equal to the lesser of (x) the aggregate unpaid amount of such Indebtedness and (y) the fair market value of the asset encumbered thereby as determined by such Person in good faith; provided further, that Indebtedness shall not include (i) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset to satisfy warranties or other unperformed obligations of the seller of such asset, (ii) endorsements of checks or drafts arising in the ordinary course of business, (iii) preferred Equity Interests to the extent permitted under the Loan Agreement and (iv) any earnout or similar purchase price obligation until such obligation is required to be reflected on the balance sheet of such Person in accordance with GAAP. The Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture in which such Person is a general partner or a joint venturer, so long as, in the case of a joint venture, such Indebtedness is recourse to any Loan Party. For the avoidance of doubt, “Indebtedness” shall exclude operating leases.

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“Loan Agreement” means the Loan Agreement, dated as of October 9, 2026, between the Company and the Lender, as the same may be further amended, modified, or supplemented from time to time in accordance with its terms.

“Make-Whole Amount” shall have the meaning as that term is defined in the Loan Agreement.

“Maturity Date” shall mean the earlier to occur of (a) the occurrence of an Event of Default, or (b) May 7, 2027.

“Maximum Conversion Shares” shall have the meaning as that term is defined in the Loan Agreement.

“Minimum Installment Payment” has the meaning set forth in Section 2(a).

“Most Favored Nations Agreement” shall have the meaning as that term is defined in the Loan Agreement.

“Nasdaq Minimum Price” shall have the meaning as that term is defined in the Loan Agreement.

“Net Funding Amount” means $2,016,000, being the net amount advanced by the Lender to the Company on October 9, 2026, after deduction of the $84,000 Origination Fee retained by the Lender in accordance with the Flow of Funds Agreement.

“Original Issue Date” means the date of the first issuance of this Note, regardless of any transfers of any Note and regardless of the number of instruments which may be issued to evidence such Note.

“Original Principal Amount” means $2,835,000 as set forth on the first page of this Note. The Original Principal Amount of this Note includes original issue discount of $735,000, and this Note evidences the Initial Loan of $2,100,000 made pursuant to the Loan Agreement.

“Outstanding Principal Amount” means at any point in time the Original Principal Amount less all Minimum Installment Payments made or any Mandatory Prepayment(s) of this Note, if any.

“Payment Amount” means, at any point in time with respect to the Note at any time, the sum of: (a) the Original Principal Amount of this Note or the Default Amount (as applicable), at such time, less (b) all Minimum Installment Payments previously made, plus (c) all other amounts, costs, expenses, and liquidated damages due under or in respect of this Note.

“Payment Notice” means the written notice to be provided by the Lender to the Company pursuant to which the Lender shall specify the manner in which the Lender intends to receive Weekly Installment Payments, either (a) in cash paid by the Company or pursuant to the ATM Waterfall Distribution Agreement or (b) by issuance of immediately salable Conversion Shares which have been registered for resale under the Securities Act pursuant to the Registration Rights Agreement or which are otherwise exempt from the registration requirements of the Securities Act.

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“Principal Amount” means, with respect to the Note at any time, the then Outstanding Principal Amount of such Note; provided that from and after the occurrence of an Event of Default the Principal Amount shall be the Default Amount.

“Registration Rights Agreement” shall have the meaning as that term is defined in the Loan Agreement.

“Scheduled Payment Date” means, on Wednesday of each week from and after the Original Issue Date, commencing with October 14, 2026 and continuing on each of the following Wednesdays for the next succeeding twenty-nine (29) consecutive weeks.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Stockholder Approval” shall have the meaning as that term is defined in the Loan Agreement.

“Subsidiary Guarantors” shall have the meaning as that term is defined in the Loan Agreement.

“Trading Market” has the meaning as that term is defined in the Loan Agreement.

“Utah Courts” shall have the meaning set forth in Section 6(e).

“Commitment Shares” has the meaning as that term is defined in the Loan Agreement.

Section 2. Methods of Payment, Prepayment; Interest.

(a) Minimum Installment Payments. On each Scheduled Payment Date, the Company or the ATM Sales Agent pursuant to the ATM Waterfall Distribution Agreement shall make Weekly Installment Payments of the Outstanding Principal Amount under this Note in an amount of not less than $94,500 (each a “Minimum Installment Payment”) until the entire Payment Amount (or, if an Event of Default shall have previously occurred, the entire Default Amount) shall have been paid in full. The Company shall cause the ATM Sales Agent to remit one hundred percent (100%) of all ATM Net Proceeds directly to the DACA Account (and shall deposit any ATM Net Proceeds received by the Company into the DACA Account within one (1) Business Day of receipt), and the Lender shall apply the ATM Net Proceeds so deposited in accordance with the ATM Waterfall Distributions (including the limitation on remittances to the Company set forth therein for any period in which the ATM Coverage Requirement is not satisfied, during which the Lender shall have no obligation to distribute ATM Net Proceeds to the Company); provided that, until the DACA has been executed and delivered, such ATM Net Proceeds shall be remitted to such account as the Lender designates in writing in accordance with Section 2.04 of the Loan Agreement. On the Maturity Date, the entire then Payment Amount (or, if an Event of Default shall have previously occurred, the entire Default Amount) shall become immediately due and payable. If any Scheduled Payment Date falls on a day that is not a Business Day, the Minimum Installment Payment shall instead be due and payable on the immediately preceding Business Day.

(b) Mandatory Prepayments. All amounts received by the Lender from or on behalf of the Company or any Subsidiary Guarantor, whether in cash, from Equity Receipts or Extraordinary Receipts, or from any source (other than ATM Net Proceeds applied in accordance with the ATM Waterfall Distributions) shall be applied in the order of last maturing Indebtedness, and no such application shall relieve the Company of its obligation to pay each Weekly Installment Payment in full on its Scheduled Payment Date.

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(c) Conversion Notice; Delivery of Conversion Shares. At any time following the Closing Date of the Initial Loan, the Lender may elect to convert all or any portion of the Payment Amount of this Note and (if applicable) the Additional Note into Conversion Shares in accordance with Section 2(h). Any Conversion Shares so issued shall have been fully registered for resale under the Securities Act or shall be eligible for immediate resale pursuant to an available exemption from registration, including Rule 144, and shall in either case be immediately salable by the Lender without restrictive legend and without volume or manner-of-sale limitations. The Lender shall give the Company written notice of such election (the “Conversion Notice”). The Company shall deliver the Conversion Shares to the Lender or to the brokerage account designated by the Lender within two (2) Business Days following its receipt of the Conversion Notice. For the avoidance of doubt, if the Company fails to timely deliver the specified amount of Conversion Shares in accordance with the Conversion Notice, it shall constitute an Event of Default under this Note and (if applicable) the Additional Note. The Lender shall not be entitled to convert any portion of the Note to the extent that, after giving effect to such conversion, the Lender (together with its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Lender’s for purposes of Section 13(d) of the Exchange Act) would beneficially own in excess of 9.99% (which percentage the Holder may, at any time and from time to time, in its sole discretion and without the consent of the Company, increase to up to 19.99% upon written notice to the Company, effective on the 61st day after such notice is delivered to the Company) of the then-outstanding shares of the Company’s Common Stock (the “Beneficial Ownership Cap”). If the Company fails to cause its transfer agent to deliver the Conversion Shares to the Lender on or before the second (2nd) Business Day following its receipt of the Conversion Notice (the “Share Delivery Date”), then, in addition to any other right or remedy of the Lender, the Company shall pay to the Lender in cash, as liquidated damages and not as a penalty, $10 per Trading Day (increasing to $20 per Trading Day on the third (3rd) Trading Day after the Share Delivery Date) for each $1,000 of principal and interest being converted, for each Trading Day after the Share Delivery Date until such Conversion Shares are delivered.

(d) Change of Control. This Note shall be immediately payable in full upon a Change of Control Transaction.

(e) Equity Receipt Prepayment. In addition to the provisions of Section 2(b), the Outstanding Principal Amount of this Note, plus accrued interest hereon shall be subject to mandatory prepayment to the extent of (i) any Equity Receipts received by the Company from consummation of the sale of Common Stock or Common Stock Equivalents, upon a financing in which the ATM Sales Agent or any other investment bank shall act as underwriter or placement agent (each an “Equity Receipt Prepayment”). Any such Equity Receipt Prepayment shall be applied to the Minimum Installment Payments in the order of last maturing Indebtedness. In addition, if at any time prior to payment in full of this Note the Company consummates any financing, capital raise or sale of securities (other than sales of Common Stock pursuant to the ATM Financing), the Company shall, within one (1) Business Day of receipt thereof, apply an amount equal to one hundred percent (100%) of the net proceeds thereof to prepay the Payment Amount of this Note, and amounts so applied shall be credited against the remaining Minimum Installment Payments in the order of last maturing Indebtedness. Such amounts shall be applied first to this Note until this Note has been paid in full.

(f) Default Amount. From and after the occurrence of an Event of Default, the Outstanding Principal Amount of this Note shall increase to the Default Amount and this Note shall bear interest accruing at nineteen percent (19%) per annum, compounded daily and calculated on the basis of a 360-day year and the actual number of days elapsed, until payment in full.

(g) Stockholder Approval. The Company shall call and hold a special meeting of its stockholders (the “Stockholder Meeting”) for the purpose of obtaining Stockholder Approval.

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(h) Conversion Mechanics; Floor Price. (i) Subject to the Maximum Conversion Shares and the Beneficial Ownership Cap, the Lender may convert all or any portion of the Payment Amount into Conversion Shares. The conversion price shall not be reduced below twenty percent (20%) of the Nasdaq Minimum Price, as adjusted (the “Floor Price”). (ii) In the event the Lender converts all or any portion of the Payment Amount and the Lender does not receive the full number of Conversion Shares it would have received had the conversion been effected at the applicable VWAP-based discount price (being ninety percent (90%) of the lowest VWAP for conversions at the Conversion Price or eighty percent (80%) of the lowest VWAP for conversions at the Event of Default Conversion Price), whether because the applicable conversion price is limited by the Floor Price or the Nasdaq Minimum Price, because of the Exchange Cap or the Nasdaq Issuance Limitation, because the Company lacks sufficient authorized but unissued shares of Common Stock, or for any other reason (other than the Beneficial Ownership Cap), the Company shall pay to the Lender the Make-Whole Amount in cash within three (3) Business Days of the conversion date, calculated as provided in the Loan Agreement.

(i) Share Reservation. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon conversion of the Notes and exercise of each Warrant, a number of shares of Common Stock equal to not less than two hundred percent (200%) of the sum of (i) the number of Conversion Shares issuable upon conversion in full of the Payment Amount and the Outstanding Principal Amount of the Additional Note (including any Default Amount and accrued interest thereon) at the Floor Price then in effect, plus (ii) all of the Commitment Shares, in each case without regard to any limitation on conversion or exercise (including the Exchange Cap and the Beneficial Ownership Cap). If at any time the number of authorized but unissued and otherwise unreserved shares of Common Stock is insufficient to satisfy the reservation required by this Section 2(i), the Company shall promptly, and in any event within ninety (90) days, take all corporate action necessary to increase its authorized shares of Common Stock to a number sufficient for such purpose, including calling a meeting of its stockholders and causing its board of directors to recommend approval of such increase.

(j) Resale Registration Statement. Pursuant to the Registration Rights Agreement, the Company prepare and file with the SEC a registration statement registering for resale by the Holder a number of shares of Common Stock equal to not less than two hundred percent (200%) of the sum of (i) the maximum number of Conversion Shares and Make Whole Shares issuable upon conversion in full of the then Outstanding Principal Amount of the Notes (including any Default Amount and accrued interest thereon), calculated at the Floor Price then in effect, plus (ii) the Commitment Shares, in each case without regard to any limitation on conversion or exercise (including the Exchange Cap and the Beneficial Ownership Cap), and shall use its reasonable best efforts to cause such registration statement to be declared effective by the SEC within Effective Date set forth in the Registration Rights Agreement.

(k) Optional Prepayment; Prepayment Discount. The Company may prepay this Note at any time without penalty, subject to payment of all amounts then outstanding hereunder. If the outstanding balance of this Note is paid in full within forty-five (45) days of the Original Issue Date, and there has been no prior Event of Default, the repayment amount of this Note shall be reduced to reflect a factor rate of 1.29x on the funded amount, or $2,709,000, less all Weekly Installment Payments previously made, in accordance with the Loan Agreement.

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Section 3. Registration of Transfers and Exchanges.

(a) Different Denominations. This Note is exchangeable for an equal aggregate Principal Amount of Note of different authorized denominations, as requested by the Holder surrendering the same. No service charge will be payable for such registration of transfer or exchange.

(b) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Loan Agreement and may be transferred or exchanged only in compliance with the Loan Agreement and applicable federal and state securities laws and regulations.

(c) Reliance on Note Register. Prior to due presentment for transfer to the Company of this Note, the Company and any agent of the Company may treat the Person in whose name this Note is duly registered on the official Note register of the Company as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Covenants. As long as any portion of this Note remains outstanding, unless the Lender shall have otherwise given prior written consent, the Company shall not, and shall not permit any of its Subsidiaries (if any) to, directly or indirectly:

(a) violate any of the affirmative or negative covenants set forth in the Loan Agreement, this Note, the ATM Waterfall Distribution Agreement, the DACA or in the other Transaction Documents to the Loan Agreement, including the covenants set forth in Article IV of the Loan Agreement;

(b) fail to deliver the applicable number of Conversion Shares to a brokerage account specified in the Conversion Notice within two (2) Business Days from the date of such Conversion Notice;

(c) fail to notify the Lender of any proposed financing contemplated by the Most Favored Nations covenant set forth in the Loan Agreement or fail to appropriately modify the Loan Agreement and the Transaction Documents, including this Note, if reasonably requested by the Holder;

(d) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of holders of Note;

(e) amend, restate or otherwise modify any of the existing terms of any outstanding Indebtedness for borrowed money (other than Indebtedness to the Lender or as expressly permitted by clause (d) of the definition of Permitted Indebtedness) whether or not set forth in the Company Disclosure Schedule;

(f) issue, repay, repurchase or offer to repay, repurchase or otherwise acquire shares of Common Stock or Common Stock Equivalents, except to the extent that they are expressly contemplated and permitted under the Loan Agreement;

(g) incur, repay, repurchase or offer to repay, repurchase or otherwise acquire any Indebtedness, other than Permitted Indebtedness or as otherwise expressly permitted under the Loan Agreement, provided that, such payments shall not be permitted if, at such time, or after giving effect to such payment, any Event of Default exists or occurs;

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(h) grant or suffer to exist any Liens on its property or assets, other than Permitted Liens;

(i) pay cash dividends or distributions on any equity securities of the Company;

(j) enter into any transaction with any Affiliate of the Company, unless such transaction is made on an arm’s-length basis and expressly approved by a majority of the disinterested directors of the Company (even if less than a quorum otherwise required for board approval); or

(k) enter into any agreement or commitment with respect to any of the foregoing.

Section 5. Events of Default.

(a) “Event of Default” means, wherever used herein, the occurrence of any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i) any default in the payment of any Principal Amount, or Default Amount (as applicable) as and when the same shall become due and payable (whether on a Scheduled Payment Date, the Maturity Date, on any Mandatory Prepayment Date, upon acceleration or otherwise) which default, solely in the case of required payment of the Minimum Installment Payment on any Scheduled Payment Date, is not fully cured within two (2) Business Days (the “Grace Period”); provided, that there shall only be two (2) Grace Periods permitted under this Note;

(ii) the Company shall fail to observe or perform any other covenant or agreement contained in the Loan Agreement or this Note, which failure is not cured, if capable of cure, within the earlier to occur of (A) three (3) Business Days after notice of such failure sent by the Holder or by any other holder of this Note to the Company and (B) three (3) Business Days after the Company has become aware of such failure; and, for the avoidance of doubt, shall include the Company’s failure or refusal to promptly call a shareholders meeting within the time specified in the Loan Agreement;

(iii) a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under the Loan Agreement, the Additional Note (if issued) or this Note or any of the other Transaction Documents or under other Permitted Indebtedness; it being understood that any non-payment of Weekly Installment Payments, any failure to satisfy the terms of the ATM Waterfall Distribution Agreement, or any failure to file or cause to be declared effective any registration statement, whether arising before, on or after the date hereof, shall constitute an Event of Default under this Note;

(iv) any representation or warranty made in this Note, or any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made;

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(v) the Company shall breach or violate in any respect the provisions of the ATM Waterfall Distribution Agreement, the Security Agreement, the DACA, the Registration Rights Agreement, the Commitment Shares or the Transfer Agent Instructions;

(vi) the Company or any Subsidiary Guarantor shall be subject to a Bankruptcy Event;

(vii) the Company shall default (following the expiration of all cure or waiting periods and the provision of all notices required under the applicable agreement(s)) on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, capital lease, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any Indebtedness for borrowed money or money due under any long term leasing or factoring arrangement (but excluding the Company’s headquarters lease under which the Company is in default as of the date of this Note as disclosed in the SEC Reports) that (a) involves an obligation greater than $100,000, whether such Indebtedness now exists or shall hereafter be created, and (b) results in such Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(viii) a final non-appealable judgment by any competent court for the payment of money in an amount of at least $100,000 is rendered against the Company (to the extent not covered by independent third party insurance as to which the insurer has been notified of such judgment or order and has not denied or failed to acknowledge coverage), and the same remains undischarged and unpaid for a period of 45 days during which execution of such judgment is not effectively stayed;

(ix) the Company shall fail to timely file with the SEC its Form 10-Q Quarterly Report for the fiscal quarter ended September 30, 2026, or shall be delinquent in the filing of any of its other SEC Reports, including its Form 8-K, interim reports or Form 10-Q quarterly report or Form 10-K annual financial reports required to be filed with the SEC under the Exchange Act (beyond any period of grace granted by the SEC with respect thereto) and such failure is not remedied within 30 days of the date such filing became due;

(x) the Common Stock shall have ceased to be listed or quoted on Nasdaq, the New York Stock Exchange or the NYSE American; or

(xi) the ATM Financing shall at any time cease to be available to the Company for any reason, including any suspension or termination of the Company’s sales agreement with the ATM Sales Agent, the issuance of any stop order, or the registration statement or prospectus for the ATM Financing ceasing to be effective, or the Company shall fail to sell shares of Common Stock under the ATM Financing in amounts sufficient to generate ATM Net Proceeds, remitted to the DACA Account in accordance with the ATM Waterfall Distributions, to pay each Minimum Installment Payment in full on its Scheduled Payment Date.

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(b) Remedies Upon Event of Default. If any Event of Default occurs and is continuing, this Note shall become, at the Holder’s election, immediately due and payable in the Default Amount, and the Holder shall have the right to convert all or any portion of this Note into Conversion Shares at the Event of Default Conversion Price up to the Maximum Conversion Shares or such number of Conversion Shares based on the then Default Amount of this Note, and shall be entitled to exercise its rights and remedies in connection therewith under the other Transaction Documents, including enforcing its rights under the Subsidiary Guarantee and Security Agreement. Upon the conversion in full of the Default Amount in accordance with the terms of this Note, the Holder shall promptly surrender this Note to or as directed by the Company. In connection with such acceleration or exercise described herein, the Holder need not provide, and the Company hereby waives, any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such acceleration may be rescinded and annulled by Holder at any time prior to payment hereunder and the Holder shall have all rights as a holder of the Note until such time, if any, as the Holder receives full payment pursuant to this Section 5(b). No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.

(c) Event of Default Conversion Price; Make-Whole Amount. The Event of Default Conversion Price shall be equal to the greater of (a) eighty percent (80%) of the lowest VWAP of the Common Stock during the ten (10) consecutive Trading Days immediately preceding the applicable conversion date and (b) the Floor Price. In the event the Holder does not receive the full number of Conversion Shares it would have received at eighty percent (80%) of such lowest VWAP, whether because of the Floor Price or for any other reason described in the Loan Agreement (other than the Beneficial Ownership Cap), the Company shall pay to the Holder the Make-Whole Amount in cash, calculated and payable as provided in the Loan Agreement.

Section 6. Miscellaneous.

(a) Due Authorization and Stockholder Approval. The issuance of this Note, ATM Waterfall Distribution Agreement, the DACA and the Registration Rights Agreement annexed as Exhibit D to the Loan Agreement has been duly authorized by the Board of Directors of the Company and the Subsidiary Guarantors and no stockholder approval is required in connection with the issuance of such securities, other than the Stockholder Approval contemplated by the Loan Agreement.

(b) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder shall be in writing and delivered personally, by email attachment, or sent by a nationally recognized overnight courier service, addressed to the Company, at the address set forth in the Loan Agreement, or such other email address or address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section 6(b). Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile, by email attachment, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number, email address or address of the Holder appearing on the books of the Company, or if no such facsimile number or email attachment or address appears on the books of the Company, at the principal place of business of such Holder, as set forth in the Loan Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto prior to 5:30 p.m. (Eastern time) on any date, (ii) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment to the email address set forth on the signature pages attached hereto on a day that is not a Business Day or later than 5:30 p.m. (Eastern time) on any Business Day, (iii) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

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(c) Absolute Obligation, Security and Ranking. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, liquidated damages and accrued interest, as applicable, on this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company and is secured by and under the Subsidiary Guarantee and Security Agreement. This Note is a direct debt obligation of the Company, and ranks senior to all other evidence of Indebtedness of the Company or any of its Subsidiaries.

(d) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the Principal Amount of this Note so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and customary indemnity reasonably satisfactory to the Company.

(e) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the County of Salt Lake, Utah (the “Utah Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Utah Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, Action or Proceeding, any claim that it is not personally subject to the jurisdiction of such Utah Courts, or such Utah Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an Action or Proceeding to enforce any provisions of this Note, then the prevailing party in such Action or Proceeding shall be reimbursed by the other party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such Action or Proceeding.

(f) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note on any other occasion. Any waiver by the Company or the Holder must be in writing.

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(g) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Note, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

(h) Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and/or any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note.

(i) Most Favored Nation. From the date hereof and for so long as this Note or the Warrant remains outstanding, the Company shall not enter into any agreement for the sale or issuance of its securities (including securities convertible into or exercisable for Common Stock or Common Stock Equivalents) with any Person that provides such Person with rights, terms or benefits more favorable in any material respect than those granted to the Lender under the Transaction Documents, without offering such more favorable rights, terms or benefits to the Lender. The Company shall promptly provide written notice to the Lender of any such more favorable rights, terms or benefits.

(j) Preceding Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the immediately preceding Business Day.

(k) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

Section 7. Amendments; Waivers. Any modifications, amendments or waivers of the provisions hereof shall be subject to Section 5.05 of the Loan Agreement.

Balance of this page left blank – signature page follows

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IN WITNESS WHEREOF, the Company has caused this Senior Secured Convertible Note to be duly executed by a duly authorized officer as of the date and year first above indicated.

CO-DIAGNOSTICS, INC.

By:
Name:	Dwight H. Egan
Title:	Chief Executive Officer

ACKNOWLEDGED AND AGREED:

J.J. ASTOR & CO.

By:
Name:	Michael Pope
Title:	Chief Executive Officer

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APPENDIX C

LOAN AGREEMENT

This Loan Agreement (this “Agreement”) is dated as of October 9, 2026 (the “Agreement Date”) and is made and entered into between Co-Diagnostics, Inc., a Utah corporation (the “Company”), and J.J. Astor & Co., a Utah corporation ( “Astor”), acting on behalf of itself and one or more participating lender or lenders to whom Astor may, in the exercise of its sole discretion, assign and transfer participations of up to fifty percent (50%) in the Loans and the Notes (together with Astor, the “Lender”).

WHEREAS, the Company wishes to borrow the sum of up to Three Million One Hundred Thousand ($3,100,000) Dollars in two tranches (the “Loans”) of Two Million One Hundred Thousand ($2,100,000) Dollars (the “Initial Loan”) and, commencing sixty (60) days after the Agreement Date, an additional One Million ($1,000,000) Dollars (the “Additional Loan”) which the Company may elect to borrow and, absent a Material Adverse Effect or an Event of Default (as defined in the Notes) the Lender shall fund;

WHEREAS, the Company wishes to enter into this Agreement and the Exhibits hereto and issue to the Lender, a Two Million Eight Hundred Thirty-Five Thousand Dollars ($2,835,000) Original Issue Amount senior secured installment promissory note in the form of Exhibit A-1 hereto reflecting a factor rate of 1.35 times the amount of the Initial Loan (the “Initial Note”);

WHEREAS, if the Company wishes to receive the net proceeds of the Additional Loan, it shall issue to the Lender, a One Million Three Hundred Fifty Thousand Dollars ($1,350,000), Original Issue Amount senior secured installment promissory note in the form of Exhibit A-2 hereto reflecting a factor rate of 1.35 times the amount of the Additional Loan (the “Additional Note”);

WHEREAS, the Company and its Subsidiary have agreed to further perfect and secure the Lender’s senior priority Lien on all of the assets and properties of the Company pursuant to the Security Agreement and the Subsidiary Guarantee to be entered into on the Initial Funding Date;

WHEREAS, in consideration for the Loans and as an inducement to the Lender entering into this Agreement and the other Transaction Documents, the Company has agreed to enter into the ATM Waterfall Distribution Agreement and issue and sell the Lender’s Shares to the Lender on the Initial Funding Date; and

WHEREAS, the Company and the Lender are executing and delivering this Agreement in reliance upon an exemption from securities registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), afforded by the provisions of Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder by the U.S. Securities and Exchange Commission.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Lender agree as follows:

ARTICLE I
DEFINITIONS

Section 1.01. Definitions. In addition to the terms defined elsewhere in this Agreement:

(a) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Notes (as defined herein), and (b) the following terms have the meanings set forth in this Agreement.

“$” means United States Dollars.

“Acceleration Event” means the occurrence and continuation of an Event of Default (as defined in the Note) beyond the applicable grace period, if any, for cure.

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“Acceleration Notice” means a written notice from the Lender that it has elected to accelerate the Loan for payment after the occurrence of an Acceleration Event.

“Action” shall have the meaning ascribed to such term in Section 3.01(k).

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Agreement Date” shall have the meaning as defined in the Recitals.

“ATM Sales Agent” means Maxim Group LLC.

“ATM Financing” means any at the market financing of $7,350,877.68 in respect of sales of Common Stock or Common Stock Equivalents that is underwritten, managed or otherwise arranged by the ATM Sales Agent.

“ATM Waterfall Distribution Agreement” means the agreement in the form of Exhibit F hereto among the Company and Astor that shall continue in full force and effect throughout the entire term of the Notes and which provides that one hundred percent (100%) of the proceeds of each ATM Financing, after deduction only of the ATM Sales Agent’s sales commissions (the “ATM Net Proceeds”), shall, pursuant to the Irrevocable Direction Letter payment direction letter between the Company and the ATM Sales Agent, be remitted by the ATM Sales Agent (or, to the extent received by the Company, by the Company) directly to the deposit account maintained by the Company at East West Bank and subject to the DACA (the “DACA Account”) pursuant to which ATM Waterfall Distribution Agreement, Astor shall have exclusive control of the DACA Account, and the ATM Net Proceeds deposited in the DACA Account shall be paid as follows (the “ATM Waterfall Distributions”):

(i) the initial $1,000,000 of all ATM Net Proceeds shall be paid to Astor;

(ii) Eighty Percent (80%) of all ATM Net Proceeds shall be remitted from the DACA Account and paid to each Lender and applied to the Notes, and the remaining Twenty Percent (20%) of such ATM Net Proceeds shall be remitted by the Lender from the DACA Account to the Company in accordance with clause (v) below, in each case until the applicable minimum weekly installment payments (the “Weekly Installment Payments”) that are due and payable under the Notes have been fully paid and satisfied for the relevant week;

(iii) Thereafter, for the remainder of such week, Twenty-Five Percent (25%) of all ATM Net Proceeds shall be remitted from the DACA Account and paid to each Lender and applied to the Notes, and the remaining Seventy-Five Percent (75%) of such ATM Net Proceeds shall be remitted from the DACA Account to the Company in accordance with clause (vii) below, with the allocation set forth in clause (ii) applying again at the start of each following week, in each case until the Notes are paid in full;

(iv) Upon the occurrence of an Event of Default, eighty percent (80%) of all ATM Net Proceeds shall be remitted from the DACA Account to the Lender and applied to all of the Obligations under the Notes (including any Default Amounts), and the remaining twenty percent (20%) of such ATM Net Proceeds shall be remitted from the DACA Account to the Company in accordance with clause (vi) below, in each case until the Obligations and Indebtedness under the Notes (including any applicable Default Amount) shall have been paid in full, and clauses (ii) and (iii) shall not apply during such period, and such allocation may not be rescinded, modified, or suspended without the prior written consent of Astor (acting on behalf of each Lender) notifying the Company and the ATM Sales Agent that the Notes (including any applicable Default Amount) has been paid in full or that such Event of Default has been cured to the satisfaction of the Lender;

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(v) Notwithstanding the foregoing, in no event shall the amounts remitted to the Lender under clause (ii) exceed the amounts then outstanding under the Notes, and the Company agrees to utilize the ATM as required to, at minimum, make all required Weekly Installment Payments;

(vi) All ATM Net Proceeds deposited in the DACA Account in excess of the amounts remitted to the Lender pursuant to clauses (i) through (iv) above (the “Excess ATM Proceeds”) shall be released and remitted by Astor (acting on behalf of each Lender) to such operating account of the Company as the Company designates in writing, promptly and in any event within seven (7) Business Days after such ATM Net Proceeds are deposited in the DACA Account, and, except as provided in the following proviso, Astor (acting on behalf of each Lender) shall have no right to retain, withhold or apply any Excess ATM Proceeds; provided, however, that if at any time the aggregate market value of the registered, freely tradeable shares available for sale by the ATM Sales Agent under the ATM Financing (based on the closing price of the Common Stock on the immediately preceding Trading Day) is less than, or after giving effect to any remittance to the Company would be less than, Two Hundred Percent (200%) of the Outstanding Principal Amount of the Notes (the “ATM Coverage Requirement,” as set forth in Section 4.01(c)(x)), then, notwithstanding anything to the contrary in clauses (i) through (v) or this clause (vi), (A) the ATM Sales Agent or Astor (acting on behalf of each Lender) shall remit to the Company only such portion, if any, of the ATM Net Proceeds otherwise remittable to the Company as will permit the ATM Coverage Requirement to be satisfied after giving effect to the application of the balance of such ATM Net Proceeds to reduce or repay the Outstanding Principal Amount of the Notes, and the Lender shall retain and apply such balance to the Notes, and (B) neither the ATM Sales Agent nor Astor (acting on behalf of each Lender) shall have any obligation to remit or distribute any ATM Net Proceeds (including any Excess ATM Proceeds) to the Company for so long as the ATM Coverage Requirement is not satisfied; and

(vii) The ATM Waterfall Distribution Agreement shall remain in full force and effect until all Indebtedness and Obligations under the Notes shall have been paid in full, including any Default Amounts.

Prior to the execution and delivery of the DACA, all references in this definition and in the definition of “DACA” to the DACA Account shall be deemed to refer to the account designated by the Lender in writing pursuant to Section 2.04, and the ATM Waterfall Distributions (including the release of Excess ATM Proceeds to the Company under clause (vi) shall apply to all ATM Net Proceeds deposited in such account.

“Beneficial Ownership Cap” means that, notwithstanding anything to the contrary in the Notes or any other Transaction Document, the Company shall not effect any conversion of the Notes and the Lender shall not have the right to convert any portion of the Notes to the extent that, after giving effect to such conversion or issuance, the Lender (together with its Affiliates) would beneficially own in excess of 9.99% (which percentage the Lender may, at any time and from time to time, in its sole discretion and without the consent of the Company, increase to as much as 19.99% upon written notice to the Company, effective on the 61st day after such notice is delivered to the Company) of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or exercise, with beneficial ownership determined in accordance with Section 13(d) of the Exchange Act. Any portion of the Notes that cannot be converted by reason of the Beneficial Ownership Cap shall remain outstanding and may be converted at such later time as permitted hereby.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except Saturday, Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of Utah are authorized or required by law or other governmental action to close. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action must be taken or such right must be exercised no later than the immediately preceding Business Day.

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“Closing” means the closing of the transactions contemplated by this Agreement pursuant to Section 2.01.

“Closing Date” shall mean the Business Day when (i) all of the Transaction Documents have been duly executed and delivered by the applicable parties thereto, and all conditions to Funding set forth in the Transaction Documents shall have been satisfied in the reasonable judgment of the Lender, (ii) the Lender shall fund the $2,100,000 Initial Loan.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock, par value $0.001 per share, of the Company and any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalent” means any convertible note, convertible preferred stock, warrant, option or other right to receive or subscribe for or purchase any additional shares of Common Stock or any Common Stock Equivalent.

“Commitment Shares” means six hundred thousand (600,000) shares of Common Stock issued to the Lender on the Closing Date of the Initial Loan in consideration for each Lender’s commitment to fund the Loans pursuant to this Agreement. The Commitment Shares shall be restricted securities which shall be unregistered and shall contain an appropriate restricted legend; provided, that if, at the time of the Lender’s sale of the Commitment Shares, the closing price of the Common Stock on the Trading Market shall be less than the Closing Price of such Common Stock on October 6, 2026 (the Trading Day immediately preceding the Closing Date of the Initial Loan), subject at all times to the Beneficial Ownership Cap, the Company shall issue to the Lender such number of additional Commitment Shares (the “Make-Whole Shares”) as may be necessary to ensure that the total proceeds from the sale of such Commitment Shares shall be the same as if all such Commitment shares had been sold on October 6, 2026. For the avoidance of doubt if the Closing Price of the Common Stock on October 6, 2026 shall be $1.00 and on the date of the sale of all of the Commitment Shares the average of the Closing Prices is $0.50 per share, the Company shall issue to the Lender 600,000 additional Make-Whole Shares.

“Company Disclosure Schedule” means the disclosure schedule submitted by the Company to the Lender as exceptions to or disclosures in respect of the representations and warranties of the Company set forth in this Agreement.

“Conversion Notice” shall have the meaning as that term is defined in the Notes.

“Conversion Right and Conversion Price” means that, at any time following the Closing Date of the Initial Loan, each Lender shall have the right at any time or from time to time, at its sole option, to convert all or any portion of the then-outstanding balance of the Initial Note and, if issued, the Additional Note into shares of the Company’s Common Stock at a conversion price equal to the greater of: (a) Ninety Percent (90%) of the lowest volume-weighted average price (“VWAP”) of the Company’s common stock over the ten (10) consecutive trading days immediately preceding the date of conversion; or (b) the Nasdaq Minimum Price (the “Conversion Price Formula”); provided, however, that:

(i) for so long as the Trading Market is Nasdaq, the “Nasdaq Minimum Price” shall mean the “Minimum Price” determined in accordance with Nasdaq Listing Rule 5635(d) as of the date the parties enter into this Agreement which, as of the date hereof, is the lower of (i) the Nasdaq Official Closing Price of the Company’s common stock immediately preceding execution of the applicable binding definitive agreement and (ii) the average Nasdaq Official Closing Price of the Company’s Common Stock for the five trading days immediately preceding execution of such agreement, in each case subject to adjustment as required by applicable Nasdaq Listing Rules (for the Initial Note, the Nasdaq Minimum Price is $1.09 per share, being the lower of (A) the Nasdaq Official Closing Price of $1.09 on October 8, 2026 and (B) the average Nasdaq Official Closing Price of $1.108 for the five (5) trading days from October 2, 2026 through October 8, 2026; and the Conversion Price shall not be reduced below twenty percent (20%) of the Nasdaq Minimum Price (the “Floor Price”), which, for the Initial Note, is $0.218 per share (20% of the Nasdaq Minimum Price ), subject to reset on each Floor Reset Date as provided below; provided, further, that on the date that is six (6) months following the Closing Date and on each date that is six (6) months after the immediately preceding Floor Reset Date, in each case until the Notes have been paid in full (each, a “Floor Reset Date”), the Floor Price shall automatically, without any further action by the Company or the Lender, be reset to equal the lesser of (x) the Floor Price then in effect and (y) twenty percent (20%) of the lowest VWAP of the Common Stock during the twenty (20) consecutive Trading Days immediately preceding such Floor Reset Date; provided, however, that no such adjustment shall reduce the Floor Price below twenty percent (20%) of the Nasdaq Minimum Price unless and until the Company has obtained any stockholder approval required by Nasdaq Listing Rule 5635 or Nasdaq has confirmed in writing that such approval is not required,

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(ii) the Conversion Price shall be subject to one or more Conversion Price Reductions, and

(iii) in the event the Lender elects to convert all or any portion of the outstanding balance of the Note and the Lender does not receive the full number of Conversion Shares it would have received had the conversion been effected at the applicable VWAP-based discount price (being ninety percent (90%) of the lowest VWAP for conversions at the Conversion Price or eighty percent (80%) of the lowest VWAP for conversions at the Event of Default Conversion Price), whether because the applicable conversion price is limited by the Floor Price or the Nasdaq Minimum Price, because of the Exchange Cap or the Nasdaq Issuance Limitation, because the Company lacks sufficient authorized but unissued shares of Common Stock, or for any other reason (other than the Beneficial Ownership Cap), the Company shall pay to the Lender a make-whole amount equal to the difference between (x) the number of shares the Lender would have received had the conversion been effected at such VWAP-based discount price (without application of the Floor Price, the Nasdaq Minimum Price, the Exchange Cap or any other limitation), and (y) the number of Conversion Shares actually delivered to the Lender in respect of such conversion (if any), multiplied by the closing market price of the Common Stock on the date of conversion (the “Make-Whole Amount”). The Make-Whole Amount shall be paid in immediately available funds in cash within three (3) Business Days of the conversion date, and shall not be payable in shares of Common Stock. The portion of the Note submitted for conversion shall not be deemed satisfied until the Make-Whole Amount has been paid in full. For the avoidance of doubt, if, for example, the VWAP-based discount price shall be $2.00 per share and the Lender shall convert any Weekly Installment Payments under the Notes into 20,000 Conversion Shares when the Floor Price is $3.00 per share, and the closing market price of the Common Stock on the date of conversion is $2.20 per share, the Lender would have received 30,000 shares at the VWAP-based discount price rather than 20,000 shares at the Floor Price, and the Company shall pay to the Lender a Make-Whole Amount of 10,000 shares multiplied by $2.20, or $22,000, in cash.

Notwithstanding the foregoing, in the event of acceleration of the Obligations under the Notes upon and following the occurrence of an uncured Event of Default, the Lender shall have the right, at its sole option, to convert all or any portion of the then-outstanding balance (including any default premium) into shares of the Company’s common stock at a conversion price equal to the greater of (a) eighty percent (80%) of the lowest VWAP over the ten (10) consecutive trading days immediately preceding the date of conversion and (b) the Floor Price (the “Event of Default Conversion Price”). In the event the Lender does not receive the full number of Conversion Shares it would have received at eighty percent (80%) of such lowest VWAP, whether because of the Floor Price or for any other reason described in clause (iii) above, the Company shall pay to the Lender the Make-Whole Amount in cash, calculated and payable as provided in clause (iii) above.

“Conversion Price Reductions” in the event that, at any time while there remains an outstanding principal balance under the Notes, the Company issues, on any one or more occasions, any securities, including convertible notes or debentures, Common Stock or other Common Stock Equivalents, other than an Exempt Issuance, at a conversion price, exercise price or per share price that is lower than such Conversion Price based on the Conversion Price Formula, the Conversion Price shall be reduced to the lowest conversion price, exercise price or per share price issued by the Company and the Maximum Conversion Shares shall subject to appropriate increase as a result thereof. Notwithstanding the foregoing, the conversion price shall not be reduced below the Floor Price unless and until the Company has obtained any shareholder approval required by Nasdaq Listing Rule 5635 or Nasdaq has confirmed in writing that such approval is not required.

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“Conversion Shares” shall mean the shares of Common Stock of the Company issuable upon any full or partial permitted conversion of the Notes and includes shares of Common Stock of the Company issuable if the Lender elects to accept Weekly Installment Payments in the form of Common Stock or if the Lender issues an Acceleration Notice that it elects to accelerate the Loan for payment after the occurrence and continuation of an Event of Default (as defined in the Notes) beyond the applicable grace period, if any, for cure, the Conversion Price shall be the Event of Default Conversion Price and the Conversion Shares shall be up to the Maximum Conversion Shares.

“Covenant Compliance Guarantee” means the limited guarantee agreement executed by Dwight H. Egan, the Chief Executive Officer of the Company and Daniel Bohrer, the Executive Vice President of Finance and Accounting (Principal Financial Officer) of the Company, in the form of Exhibit G attached hereto.

“DACA” shall mean the deposit account control agreement among the Company, the Lender and East West Bank, as the Company’s depository bank, in the form of Exhibit I attached hereto or such other form or with such other modifications as may be approved by Astor (acting on behalf of each Lender) in the exercise of its sole discretion, pursuant to which all ATM Net Proceeds shall be deposited by the ATM Sales Agent or the Company into the DACA Account, over which Astor (acting on behalf of each Lender) shall have exclusive control, and which the Lender shall apply and distribute in accordance with the ATM Waterfall Distributions.

“Default Amount” means if an uncured Event of Default has occurred, the outstanding balance of the Notes shall immediately become due and payable in full, shall be increased to One Hundred and Twenty Percent (120%) of the then-outstanding principal amount of the Note, including accrued interest on such increased outstanding balance of the Notes at a default interest rate of Nineteen Percent (19%) per annum, compounded daily. The Lender shall then have the right to convert the Default Amount at the Event of Default Conversion Price.

“Equity Interests” means Common Stock or Common Stock Equivalents, as applicable.

“Equity Investment” means any joint venture, partnership or other direct or indirect investments of the Loan Parties in Equity Interests.

“Equity Receipts” means the aggregate amount of cash received by the Company or any of its Subsidiaries in consideration for any issuance or sale by the Company or such Subsidiary on or after the Closing Date of (a) any of its Equity Interests or (b) any other security or instrument representing Equity Interests (or the right to obtain any Equity Interests) in such Person, excluding any cash received pursuant to an Exempt Issuance and reduced by any commissions or other transaction expenses paid by the Company in connection with any such issuance or sale.

“Exempt Issuance” means and is limited to: (i) the issuance by the Company of the Notes, Conversion Shares and the Lender’s Shares, (ii) the issuance of Common Stock or Common Stock Equivalents in connection with any ATM Financings, and (iii) the issuance by the Company of any Common Stock or standard options to purchase Common Stock to directors, officers, employees or consultants of the Company or its Subsidiary in their capacity as such pursuant to an employee benefit plan which has been approved by the Board of Directors of the Company prior to the date hereof pursuant to which Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, director or consultant for services provided to the Company or its subsidiaries in their capacity as such, For the avoidance of doubt, the term “Exempt Issuance” does not mean or include the issuance of any other Indebtedness or debt securities or any other Common Stock or Common Stock Equivalents by the Company or the Subsidiary, unless otherwise approved and consented to in writing in advance by the Lender.

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“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Existing Creditor” shall mean De Lage Landen Financial Services Inc. which has financed the purchase of certain equipment for the Company.

“Existing Subsidiaries” means DNA Logix, Inc. (a Utah corporation, 100% owned), Idaho Molecular, Inc. (an Idaho corporation, 100% owned) and Advanced Conceptions, Inc. (a Utah corporation, 100% owned)

“Extraordinary Receipts” means the aggregate amount of cash received by Company from any tax refunds, judgments, litigation settlements, indemnity payments, or other extraordinary receipts received on or after the Funding Date.

“FINRA” means the Financial Industry Regulatory Authority.

“Flow of Funds Agreement” means, with respect to the Initial Loan, the flow of funds agreement between the Company and the Lender in the form of Exhibit E annexed hereto and if the Additional Loan is made the sum of $960,000 to be reflected in a second flow of funds agreement acceptable to the Lender.

“Funding Amount” means, (a) with respect to the Initial Note, ninety-six percent (96%) of the amount of the $2,100,000 Initial Loan, after deduction of a $84,000 Origination Fee due from the Company to the Lender, representing four percent (4%) of the Initial Loan which shall be retained by the Lender at Closing of the Initial Loan for its own account, and (b) with respect to any Additional Note ninety-six percent (96%) of the amount of the $1,000,000 Additional Loan, after deduction of a $40,000 Origination Fee due from the Company to the Lender, representing four percent (4%) of the Additional Loan which shall be retained by the Lender at Closing of the Additional Loan for its own account.

“Funding Date” shall mean the Closing Date of the Initial Loan (the “Initial Funding Date”) and, if applicable, the Business Day on which the Lender funds the Additional Loan (the “Additional Funding Date”).

“knowledge of the Company” and similar statements refer to the actual knowledge of any executive officer of the Company after due inquiry of those persons employed by the Company or any Subsidiary charged with administrative or operational responsibility for such matter.

“Grace Period” has the meaning as that term is defined in the Notes.

“Indebtedness” has the meaning as that term is defined in the Notes.

“Insolvency Proceeding” means (a) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors, or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors, or other, similar arrangement in respect of any Person’s creditors generally or any substantial portion of such Person’s creditors, in each case undertaken under U.S. federal, state or foreign law.

“Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.01(p).

“Irrevocable Direction Instructions” means the irrevocable instructions set forth in the ATM Waterfall Distribution Agreement from the Company to the ATM Sales Agent, acknowledged and agreed to by the ATM Sales Agent and the Lender, directing the ATM Sales Agent to remit all ATM Net Proceeds of each ATM Financing directly to the DACA Account maintained at East West Bank (or, prior to the execution and delivery of the DACA, to such account as the Lender designates in writing pursuant to Section 2.04), which direction may not be revoked, modified or terminated without the prior written consent of the Lender until all Indebtedness and Obligations under the Notes (including any Default Amounts) shall have been paid in full.

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“Irrevocable Direction Letter” means the irrevocable letter agreement executed by the ATM Sales Agent and delivered to the Lender on or prior to the Closing Date, in form and substance satisfactory to the Lender, pursuant to which the ATM Sales Agent (i) acknowledges and agrees to the Irrevocable Direction Instructions, (ii) agrees to remit all ATM Net Proceeds directly to the DACA Account (or, prior to the execution and delivery of the DACA, to the account designated by the Lender pursuant to Section 2.04) within three (3) Business Days after the settlement of each sale under the ATM Financing, (iii) agrees to provide the Lender with not less than five (5) Business Days’ prior written notice of any suspension or termination of the ATM Financing or the related sales agreement, and (iv) confirms the capacity available under the ATM Financing as of the Closing Date.

“Lender” as used in this Agreement and in each of the other Transaction Documents, the term “Lender” shall mean the individual or collective reference to Astor and any one or more participating lender or lenders to whom Astor may, in the exercise of Astor’s sole discretion, assign and transfer participations of up to fifty percent (50%) in the Loans and the Notes.

“Lender’s Shares” shall mean the Commitment Shares.

“Liens” shall mean a lien, charge, security interest, mortgage, encumbrance, right of first refusal, preemptive right or other restriction or adverse claim of a third party against property.

“Loans” shall mean the collective reference to the Initial Loan and the Additional Loan

“Loan Parties” have the meaning ascribed to such term in Section 3.01.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.01(a).

“Maximum Conversion Shares” means, after acceleration for payment of (a) the Initial Note following the occurrence of any Event of Default (as defined in the Initial Note) which shall not be timely cured by the Loan Parties and the Outstanding Principal Amount of the Initial Note shall automatically increase to 120% of the Original Principal Amount of the Initial Note, or (i) a maximum of $3,402,000, less (ii) all Weekly Installment Payments made under the Initial Note prior to such Event of Default, and such Initial Note shall accrue interest on the then Outstanding Principal Amount of the Initial Note at the rate of 19% per annum, compounded daily, and (b) the Additional Note following the occurrence of any Event of Default (as defined in the Additional Note) which shall not be timely cured by the Loan Parties and the Outstanding Principal Amount of the Additional Note shall automatically increase to 120% of the Original Principal Amount of the Additional Note, or (i) a maximum of $1,620,000, less (ii) all Weekly Installment Payments made under the Additional Note prior to such Event of Default, and such Additional Note shall accrue interest on the then Outstanding Principal Amount at the rate of 19% per annum, compounded daily; it being understood that, and upon the request of the Lender, all or any portion of such increased Outstanding Principal Amount of the Notes and accrued interest thereon may be converted by the Lender into that number of shares of Company Common Stock as shall be determined by (a) dividing 200% of the then increased Outstanding Principal Amount of the applicable Note(s) by (b) the Event of Default Conversion Price then in effect; provided that, (i) notwithstanding the election of the Lender to convert all or any part of the then Outstanding Principal Amount of the applicable Note(s), the Company shall have the right to pay in cash the entire then Outstanding Principal Amount of all Notes being converted following Lender’s notice of its election to convert the Notes and prior to any such conversion, and (ii) the maximum number of shares of Common Stock of the Company that may be issued pursuant to any such permitted conversion of the Notes shall be subject to the Exchange Cap set forth in the Nasdaq Issuance Limitation.

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“Minimum Cash Requirement” as a condition to the Lender’s making the Initial Loan and the Additional Loan, the Company shall have available not less than $250,000 in cash reserves in bank accounts or other immediately available funds.

“Most Favored Nations Agreement” shall have the meaning as that term is defined in Section 4.02 of this Agreement.

“Nasdaq Issuance Limitation” Notwithstanding anything contained in the Notes or any other transaction document to the contrary, the Company shall not issue, and the Lender shall not have the right to receive, shares of Company common stock pursuant to the Notes, any Make-Whole Amount, anti-dilution adjustment or otherwise in connection with the transactions contemplated hereby to the extent that, after giving effect to such issuance, the aggregate number of shares issued or issuable pursuant to the transaction would equal or exceed 19.99% of the shares of Common Stock or voting power outstanding immediately prior to execution of the applicable binding definitive agreement (the “Exchange Cap”), unless

(i) the Company has obtained shareholder approval in accordance with applicable Nasdaq Listing Rules or (ii) Nasdaq has determined that such approval is not required.

All shares issued or potentially issuable pursuant to the Notes, Make-Whole provisions, anti-dilution provisions or any other Transaction Document (including the Commitment Shares and any Make-Whole Shares) shall be aggregated for purposes of the Exchange Cap to the extent required by Nasdaq.

In no event shall any issuance of Common Stock or Common Stock Equivalents be made if such issuance would violate Nasdaq Listing Rule 5635(b) or any other applicable Nasdaq Listing Rule. Accordingly, the inability of the Company to issue shares in excess of the Exchange Cap shall not constitute an Event of Default, result in acceleration of the Notes, increase the repayment amount, trigger any premium or penalty, increase the applicable conversion discount or otherwise result in any adverse economic consequence to the Company solely by reason of the Exchange Cap or (except as provided in Section 4.06) the failure to obtain shareholder approval, so long as the Company pays to the Lender in cash the Make-Whole Amount, calculated and payable as provided in clause (iii) of the definition of “Conversion Price,” for any Conversion Shares that cannot be issued by reason of the Exchange Cap. Any failure by the Company to timely pay such Make-Whole Amount shall constitute an Event of Default.

“Notes” shall mean the collective reference to the Initial Note and, if issued, the Additional Note.

“Obligations”: (a) the unpaid principal of and interest on (including interest accruing after the maturity of the Note and interest accruing after the filing of any petition in bankruptcy, or the commencement of any Insolvency Proceeding relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) the Note and all other obligations and liabilities (including any reasonable and documented out-of-pocket fees or expenses that accrue after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Loan Party, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding) of the Loan Parties to the Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Transaction Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, payment obligations, indemnities, reasonable and documented out-of-pocket fees, costs and expenses (including all reasonable and documented out-of-pocket fees, charges and disbursements of counsel to the Lender that are required to be paid by any Loan party pursuant any Transaction Document or otherwise). For the avoidance of doubt, the Obligations shall not include (x) any obligations arising under any Lender’s Shares or other equity instruments issued by any Loan Party to the Lender.

“Original Principal Amount” shall have the meaning as that term is defined in the applicable Note.

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“Origination Fee” shall mean (a) the sum of $84,000 which shall be deducted from the Funding Amount on the Funding Date of the Initial Loan and retained by the Lender pursuant to the Flow of Funds Agreement, and (b) if applicable, $40,000 which shall be deducted from the Funding Amount on the Funding Date of the Additional Loan and retained by the Lender pursuant to the Flow of Funds Agreement.

“Outstanding Principal Amount” shall have the meaning as that term is defined in the Note.

“Payment Notice” shall have the meaning as that term is defined in the Note.

“Permitted Indebtedness” means Indebtedness of the Loan Parties consisting of: (a) Indebtedness to the Lender under the Transaction Documents; (b) Indebtedness to the Existing Creditor existing on the Closing Date and disclosed on Schedule 3.01(g) to the Company Disclosure Schedule; (c) unsecured Indebtedness to vendors, suppliers, service providers or other trade creditors incurred in the ordinary course of business and not evidenced by a promissory note; (d) extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness described in clauses (b), (c) and (e), provided that, unless the Lender has given its prior written consent, (i) the principal amount thereof is not increased; (ii) the interest rate thereof is not increased, the maturity date thereof is not shortened, and no scheduled payment thereunder is accelerated or increased; (iii) no new collateral, obligors or guarantors are added; (e) purchase money Indebtedness and capital lease obligations for equipment, secured only by the equipment so financed, not to exceed $100,000 outstanding at any time; (f) ordinary-course insurance premium financing secured only by the unearned premiums; (g) Indebtedness consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (h) Subordinated Debt; (i) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds and completion guarantees and similar obligations not in connection with money borrowed, in each case provided in the ordinary course of business, including those incurred to secure health, safety and environmental obligations in the ordinary course of business; (j) Indebtedness owed by a Loan Party to another Loan Party and (k) other unsecured Indebtedness (including corporate credit card obligations) not to exceed $50,000 outstanding at any time; provided, further, that (x) no Indebtedness may be incurred under clauses (d), (e), (f), or (k) if an Event of Default has occurred and is continuing or would result therefrom, and (y) Permitted Indebtedness shall not include any convertible or variable-priced Indebtedness, merchant cash advance, factoring or revenue-based financing, or any Indebtedness secured by the DACA Account or any ATM Net Proceeds.

“Permitted Liens” means (i) pledges or deposits made in the ordinary course of business to secure payment of workmen’s compensation, or to participate in any fund in connection with workmen’s compensation, unemployment insurance, old-age pensions or other social security programs, (ii) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar Liens imposed by law for amounts not yet overdue or being contested in good faith; (iii) Liens for taxes, assessments or governmental or similar charges which are not yet delinquent or which are being diligently contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Loan Parties, (iv) Liens arising solely by virtue of any contractual or statutory or common law provisions relating to banker’s liens, rights to set off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, (v) judgment Liens not exceeding $100,000 in the aggregate that are discharged, bonded or stayed within thirty (30) days, (vi) Liens consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use, (vii) customary anti-assignment provisions in leases and other contracts entered into in the ordinary course of business, (viii) Liens arising from the filing of precautionary UCC financing statements relating solely to personal property leased pursuant to “true” operating leases entered into in the ordinary course of business of the Loan Parties, (ix) Liens in favor of the Lender, (x) Liens in favor of the Existing Creditor existing as of the Closing Date that are disclosed in Section 3.01(o) of the Company Disclosure Schedule, attaching only to the equipment financed thereby, (xi) leases or subleases of real property granted in the ordinary course of such Loan Party’s business (or, if referring to another Person, in the ordinary course of such Person’s business), and leases, subleases, non-exclusive licenses or sublicenses of personal property granted in the ordinary course of such Loan Party’s business (or, if referring to another Person, in the ordinary course of such Person’s business), if the leases, subleases, licenses and sublicenses do not prohibit granting Lender a security interest therein, (xii) non-exclusive licenses of intellectual property granted to third parties in the ordinary course of business, (xiii) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business, (xiv) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods in the ordinary course of business; provided that any such Lien attaches solely to the imported goods to which such payment relates, and (xv) Liens securing Indebtedness permitted under clauses (e) and (f) of the definition of Permitted Indebtedness, limited to the equipment or unearned premiums so financed; provided, however, that no Permitted Lien (other than Liens in favor of the Lender and bank setoff rights permitted by the DACA) shall attach to the DACA Account or any ATM Net Proceeds.

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“Person” means an individual or corporation, partnership, trust, incorporated or un-incorporated association, joint-venture, limited liability company, joint-stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Prepayment Discount” The Company may prepay either the Initial Note or the Additional Note at any time without penalty, subject to payment of all amounts then outstanding thereunder. If the outstanding balance of a Note is paid in full within forty-five (45) days of its funding date, and there has been no prior Event of Default, the repayment amount of such Note will be reduced to reflect a factor rate of 1.29x on the funded amount, or Two Million Seven Hundred and Nine Thousand Dollars ($2,709,000) for the Initial Note and, if funded, One Million Two Hundred Ninety Thousand Dollars ($1,290,000) for the Additional Note, less all Weekly Installment Payments previously made.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” shall mean the registration rights agreement in the form of Exhibit D hereto, pursuant to which the Company shall file one or more registration statements with the SEC (each, a “Resale Registration Statement”) and thereby register, for resale under the Securities Act for the benefit of the Lender a number of shares of Common Stock equal to not less than Two Hundred Percent (200%) of the sum of (i) the maximum number of Conversion Shares issuable upon conversion in full of the then Outstanding Principal Amount of the Notes (including any Default Amount and accrued interest thereon), calculated at the Floor Price then in effect, plus (ii) the Lender’s Shares, in each case without regard to any limitation on conversion or exercise set forth in the Transaction Documents (including the Exchange Cap and the Beneficial Ownership Cap). Without limiting the foregoing, the Company shall, not later than thirty (30) days following the Closing Date of the Initial Loan, file with the SEC a Resale Registration Statement registering for resale by the Lender the number of shares of Common Stock set forth in the preceding sentence, and shall cause such Resale Registration Statement to be declared effective by the SEC as promptly as possible, and in any event not later than sixty (60) days following the Closing Date of the Initial Loan. If, following any Floor Reset Date, the number of shares of Common Stock registered for resale by the Lender is less than the number required under the first sentence of this definition (recalculated at the Floor Price as so reset), the Company shall file an additional Resale Registration Statement covering such shortfall not later than thirty (30) days following such Floor Reset Date and shall cause it to be declared effective by the SEC not later than sixty (60) days following such Floor Reset Date. The Company shall register all such shares without reduction for any reason (including any limitation under Rule 415 or SEC guidance), and shall not suspend or delay any such filing, the effectiveness of any Resale Registration Statement or the Lender’s use of any related prospectus, except as required by applicable law, in each case as more fully set forth in the registration rights agreement in the form of Exhibit D hereto.

“Required Approvals” shall have the meaning ascribed to such term in Section 3.01(d).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC” means the Securities and Exchange Commission.

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“SEC Reports” has the meaning ascribed to such term in Section 3.01(g).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement between the Company, the Existing Subsidiaries and the Lender, dated as of the Closing Date, in the form of Exhibit C attached hereto.

“State Securities Laws” means the securities (or “blue sky”) rules, regulations, or other similar laws of a particular state.

“Stockholder Approval” means the approval by the Company’s stockholders, in accordance with Nasdaq Listing Rule 5635(d) and applicable law of resolutions (a) approving the issuance of all Conversion Shares, Make-Whole Shares and Commitment Shares issued or issuable pursuant to the Transaction Documents, without regard to the Exchange Cap, (b) one or more reverse stock splits to be consummated at the sole direction of the Board of Directors at ranges of up to one share of Common Stock for each 750 outstanding shares of Common Stock as set forth in a new preliminary proxy statement to be filed with the SEC within five (5) days of the Closing Date of the Initial Loan (the New Preliminary Proxy Statement”), and (c) this Agreement and all of the other Transaction Documents.

“Stockholders Meeting” means the annual or special meeting of the Company’s stockholders required to be held pursuant to Section 4.01(h) (including any adjournment or postponement thereof) for the purpose of obtaining the Stockholder Approval to be held as provided in Section 4.01(h) below; it being understood that the Lender may vote at the Stockholders Meeting all shares of Common Stock then owned by such Lender, including the Commitment Shares, other than with respect of the resolutions contemplated by clauses (a) and (c) in the definition of Stockholder Approval.

“Subordinated Debt” means any debt incurred by a Loan Party that is subordinated to the debt now or hereafter owing by the Loan Parties to Lender on terms acceptable to the Lender, pursuant to a written subordination, intercreditor, or other similar agreement, in form and substance satisfactory to the Lender, entered into between the Lender and the other creditor.

“Subsidiary” or “Subsidiaries” means, individually or collectively, the Existing Subsidiaries and any other direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Subsidiary Guarantors” means the Existing Subsidiaries and shall, where applicable, include any other direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Subsidiary Guarantee” means the subsidiary guarantee executed by the Subsidiary Guarantors and in the form of Exhibit B attached hereto.

“Trading Market” means, as applicable, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, any nationally recognized successor to any of the foregoing, or any other United States securities exchange where the Company’s Common Stock trades on the date in question.

“Transaction Documents” means the collective reference to (a) this Agreement, (b) the Notes, (c) the Subsidiary Guarantees, (d) the Security Agreement, (e) the Commitment Shares, (f) the Covenant Compliance Guarantee, (g) the Registration Rights Agreement, (h) the Transfer Agent Instructions, (i) the ATM Waterfall Distribution Agreement, (j) the Flow of Funds Agreement, (k) the DACA, (l) the Irrevocable Direction Letter, and (m) all other appendices, exhibits and schedules hereto and thereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

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“Transfer Agent Instructions” means an irrevocable instruction letter addressed to the Company’s transfer agent in the form of Exhibit H attached hereto, with respect to the Maximum Conversion Shares issuable upon any full or partial conversion of the Notes and the Lender’s Shares, executed by an authorized officer of the Company and acknowledged and accepted by the transfer agent of the Company’s Common Stock.

“Weekly Installment Payments” shall have the meaning given to that term in the Notes and in this Agreement.

ARTICLE II

THE LOAN

Section 2.01 Funding Dates.

(a) (i) On the initial Funding Date, upon the terms and subject to the conditions set forth herein and in the other Transaction Documents to be executed and delivered by the parties hereto and thereto, the Lender hereby agrees to make the Initial Loan of $2,100,000 and (ii) on the Additional Funding Date, the Lender shall fund the Additional Loan if all Company covenants and conditions to funding the Additional Loan of $1,000,000 have been satisfied, including (A) no Material Adverse Effect shall then exist as determined by the Lender in the exercise of its reasonable discretion, (B) evidence that the Company is current in all of its Exchange Act filings with the Commission, (C) no Default or Event of Default shall have occurred and be continuing, (D) the Common Stock shall be listed on the Trading Market in good standing, and the Company shall not have received any deficiency notice or delisting determination from the Trading Market that remains unresolved, (E) the closing price of the Common Stock on the Trading Day immediately preceding the Additional Funding Date shall be at or above $1.00 per share, (F) the representation set forth in Section 3.01(k) shall be true and correct as of the Additional Funding Date, (G) the Stockholder Approval shall have been obtained and the reverse stock splits contemplated therein shall have been effected, and (H) the Company shall complied with the Minimum Cash Requirement.

(b) On the Additional Funding Date, the Lender shall deliver to the Company, via wire transfer, of immediately available funds, an amount equal to approximately $960,000, representing the net proceeds to the Company, all set forth in the Flow of Funds Agreement.

(c) On the Initial Funding Date, the Company hereby agrees to execute and deliver to the Lender the Initial Note in $2,835,000 Original Principal Amount, the Subsidiary Guarantees, the Security Agreement, the ATM Waterfall Distribution Agreement, the Lender’s Shares and the other Transaction Documents, and the Lender hereby agrees to accept from the Company such Transaction Documents.

(d) Upon satisfaction of the conditions set forth in Sections 2.02 and 2.03, the Funding shall occur at the offices of the Lender’s counsel, or such other location as the parties shall mutually agree or may be closed remotely by electronic delivery of documents.

Section 2.02 Funding Date Deliverables.

(a) By Lender. On or prior to the initial Funding Date, the Lender shall deliver or cause to be delivered to the Company the following:

(i)	this Agreement duly executed by the Lender;

(ii)	the Security Agreement, the form of which are attached hereto as Exhibit C, duly executed by the Lender;

(iii)	the Registration Rights Agreement duly executed by the Lender and in the form of Exhibit D attached hereto;

(iv)	the Flow of Funds Agreement duly executed by the Lender and in the form of Exhibit E attached hereto;

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(v)	the ATM Waterfall Distribution Agreement duly executed by the Lender and in the form of Exhibit F attached hereto; and

(vi)	subject to Section 2.04(b), the DACA in the form of Exhibit I attached hereto.

(b) Funding of the Additional Loan. If all of the conditions to funding the Additional Loan of $1,000,000 have been satisfied by the Company to the Lender’s reasonable satisfaction, on the Additional Funding Date the Lender shall fund such Additional Loan in accordance with the provisions of the Flow of Funds Agreement.

(c) By the Company. On or prior to the Initial Funding Date, the Company shall deliver or cause to be delivered to the Lender:

i.	this Agreement, duly executed by an authorized officer on behalf of the Company;

ii.	the Initial Note, the form of which is attached hereto as Exhibit A-1, registered in the name of the Lender, in the $2,835,000 Original Principal Amount calculated in accordance herewith and duly executed by an authorized officer on behalf of the Company;

iii.	the Subsidiary Guarantee in the form of Exhibit B, duly executed by the Subsidiary Guarantors;

iv.	the Security Agreement between the Company, the Subsidiary Guarantors and the Lender, dated as of the Closing Date, in the form of Exhibit C, duly executed by an officer of the Company;

v.	in book entry form the Commitment Shares registered in the name of the Lender and included in the Transfer Agent Instructions in the form of Exhibit H attached hereto;

vi.	the Registration Rights Agreement duly executed by the Company and in the form of Exhibit D attached hereto;

vii.	the Flow of Funds Agreement duly executed by the Company and in the form of Exhibit E attached hereto;

viii.	the ATM Waterfall Distribution Agreement duly executed by the Company and the ATM Sales Agent and in the form of Exhibit F attached hereto, which shall include the Irrevocable Direction Instructions duly executed by the Company and acknowledged by the ATM Sales Agent; and

ix.	the Covenant Compliance Guarantee in the form of Exhibit G duly executed by Dwight H. Egan, as CEO of the Company, and Daniel Bohrer, as Principal Financial Officer of the Company;

x.	the Irrevocable Direction Letter duly exe4cuted by the ATM Sales Agent; and

xi.	an officer’s certificate of the Company and the Subsidiary Guarantors certifying its: (A) charter (or similar formation document); (B) good standing certificates in its state or jurisdiction of incorporation or formation; (C) bylaws (or similar governing document); and (D) resolutions of its Board of Directors (or similar governing body) approving and authorizing the execution, delivery and performance of the Transaction Documents to which it is (or is to be) a party.

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Section 2.03 Funding Date Conditions.

(a) The obligations of the Company hereunder in connection with the applicable Closing are subject to the following conditions being met (it being understood that the Company may waive any of the conditions for the Funding hereafter):

(i)	the accuracy in all material respects on the applicable Funding Date of the Lender’s representations and warranties contained herein and in the Notes;

(ii)	all obligations, covenants and agreements of the Lender required to be performed at or prior to the applicable Funding Date shall have been performed; and

(iii)	the delivery by the Lender of the items set forth in Section 2.02(a) of this Agreement.

(b) The obligations of the Lender hereunder in connection with the applicable Funding are subject to the following conditions being met (it being understood that the Lender may waive any of the conditions for the applicable Funding hereafter):

(i)	the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the applicable Funding Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate in all material respects as of such date);

(ii)	all obligations, covenants and agreements of the Loan Parties required to be performed at or prior to the applicable Funding Date shall have been performed;

(iii)	the delivery by the Loan Parties, the Company’s bank and the ATM Sales Agent of the items set forth in Section 2.02(c) of this Agreement;

(iv)	there shall have been no Material Adverse Effect with respect to the Loan Parties since the date hereof; and

(v)	the Company shall furnish the Lender with the wiring instruction for the applicable Funding Amount.

Section 2.04 Post-Closing Deliverable.

(a) On or before October 12, 2026 (or such later date as Astor (acting on behalf of each Lender) may agree in writing in the exercise of its sole discretion), the Company and V Stock Transfer LLC, the Company’s transfer agent, shall deliver to the Lender, the fully executed Transfer Agent Instructions in the form of Exhibit H attached hereto.

(b) On or before October 15, 2026 (or such later date as Astor (acting on behalf of each Lender) may agree in writing in the exercise of its sole discretion), the Company, the Lender and the Company’s bank shall execute and deliver the DACA in the form of Exhibit I attached hereto. Until the DACA has been executed and delivered by all Parties thereto, the Company shall instruct the ATM Sales Agent to remit one hundred percent (100%) of all ATM Net Proceeds, within three (3) Business Days after the settlement of each sale under the ATM Financing, to such account as Astor (acting on behalf of each Lender)designates in writing, for application in accordance with the ATM Waterfall Distribution Agreement, and any ATM Net Proceeds received by the Company shall be held in trust for the Lender and remitted to such account designated by Astor (acting on behalf of each Lender) within one (1) Business Day of receipt.

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The failure of the Transfer Agent Instructions to be executed and delivered on or before October 12, 2026 or the DACA to be executed and delivered on or before October 15, 2026 (or such later date in either case as Astor (acting on behalf of each Lender) may agree in writing in the exercise of its sole discretion) shall constitute an immediate Event of Default, without any notice or cure period.

Section 2.05 Deliveries if the Additional Loan Made. In the event that the Company shall request on or after the date that is sixty (60) days following the Agreement Date the Additional Loan, on five (5) Business Days’ notice, and the conditions precedent to the Additional Loan shall have then been satisfied to the satisfaction of the Lender (including the availability of minimum cash reserves of not less than $250,000), the Additional Loan shall occur and the Company shall deliver the Additional Note to the Lender together with an updated Flow of Funds Agreement, and an amended and restated Subsidiary Guarantee and Security Agreement to include the Additional Loan.

Section 2.06 Payment in Full. In the event that all Indebtedness and other Obligations of the Loan Parties under the Notes (including any Default Amount and interest accrued thereon) shall be deemed to have been paid in full, the Notes and the other Transaction Documents shall be cancelled and deemed null and void and the Company will be authorized to file UCC-3 termination statements.

Section 2.07 Weekly Installment Payments. The Company shall pay the Weekly Installment Payments under the Initial Note in thirty (30) weekly installments of $94,500 each. Consistent with the definition of “Business Day” and notwithstanding anything to the contrary in this Agreement or the Notes, if any date on which a Weekly Installment Payment or any other payment under the Notes is scheduled to be due is not a Business Day, such payment shall instead be due and payable on the immediately preceding Business Day. If the Additional Loan is funded, the Company shall pay the Weekly Installment Payments under the Additional Note in thirty (30) weekly installments of $45,000 each in accordance with the Additional Note, subject to the same preceding-Business-Day adjustment,.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

Section 3.01 Representations and Warranties of the Company. The Company on behalf of the Company and each of its Subsidiary Guarantors (together with the Company, the “Loan Parties”) hereby represents and warrants to the Lender that, except as set forth in the applicable Section of the Company Disclosure Schedule, the following representations are true and complete as of the date hereof.

(a) Organization and Qualification. The Company and each of the Subsidiary Guarantors is duly incorporated or otherwise organized and validly existing under the laws of Utah and Idaho with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company and the Subsidiary Guarantors are not in violation or default of any of the provisions of its certificate of incorporation or bylaws, each, as amended and in effect. A complete and correct copy of the Company’s certificate of incorporation and bylaws, and the Subsidiary Guarantors’ certificate of incorporation and bylaws each as amended and in effect on the date of this Agreement and as they will be in effect on the Funding Date, is attached to the officer’s certificate referenced in Section 2.02(c)(x). There are no other organizational or charter documents of the Company or the Subsidiary Guarantors. The Company and the Subsidiary Guarantors are each duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction (other than its jurisdiction of organization) in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document; (ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiary Guarantors, taken as a consolidated whole; or (iii) a material adverse effect on any of the Loan Parties’ ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification; provided, however, that “Material Adverse Effect” shall not include any event, occurrence, fact, condition or change, directly or indirectly, arising out of or attributable to: (i) general economic or political conditions, (ii) conditions generally affecting the industry in which the Loan Parties operate, (iii) any changes in financial or securities markets in general, (iv) acts of war (whether or not declared), armed hostilities or terrorism, or the escalation or worsening thereof, (v) any pandemic, epidemics or human health crises, (vi) any changes in applicable laws or accounting rules, (vii) the announcement, pendency or completion of the transactions contemplated by the Transaction Documents, or (viii) any action required or permitted by the Transaction Documents or any action taken (or omitted to be taken) with the written consent of or at the written request of the Lender.

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(b) Authorization; Enforcement. The Company and the Subsidiary Guarantors have the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the Subsidiary Guarantors and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and the Subsidiary Guarantor and no further action is required by the Company or the Board of Directors or stockholders thereof in connection therewith (other than the Required Approvals). Each Transaction Document to which the Company and the Subsidiary Guarantors is a party has been (or upon delivery will have been) duly executed by the Company and the Subsidiary Guarantor and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company and the Subsidiary Guarantors enforceable against the Company and/or the Subsidiary Guarantors (as applicable) in accordance with their respective terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally; (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c) No Conflicts. The execution, delivery and performance by the Loan Parties of the Transaction Documents to which it is (or is to be) a party and the consummation by the Loan Parties of the other transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Loan Parties’ certificate of incorporation, bylaws or other organizational or charter documents; (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Loan Parties, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, agreement or other instrument (evidencing Indebtedness of the Loan Parties, or otherwise) or other understanding to which the Loan Parties are a party or by which any property or asset of the Loan Parties are bound or affected; or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Loan Parties are subject (including federal and State Securities Laws and regulations), or by which any property or asset of the Loan Parties are bound or affected; except in the case of each of clauses (ii) and (iii), such as would not reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Loan Parties are not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with its execution, delivery and performance of the Transaction Documents, other than: (i) such consents, waivers, or authorizations as have been obtained before the Closing; and (ii) the filing of Form D with the SEC and such filings as are required to be made under applicable State Securities Laws (collectively, the “Required Approvals”).

(e) Reservation of Common Stock. The Company has reserved from its duly authorized Common Stock, for issuance to the Lender or its Affiliates, a number of shares of Common Stock not less than the number required to be reserved under Section 4.01(c).

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(f) Capitalization. The capitalization of the Company is as set forth in the most recent SEC Reports. The Loan Parties have no Indebtedness, except as otherwise disclosed in the most recent SEC Reports and in Section 3.01(g) of the Company Disclosure Schedule. Since the date of the most recently filed SEC Report, the Company has not issued any Common Stock, Common Stock Equivalents or other equity interests (other than Exempt Issuances) or (without duplication) pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date hereof. Except in instances where valid waivers have been obtained, no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as set forth in the SEC Reports, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional Common Stock or Common Stock Equivalents. The issuance and sale of the Note will not obligate the Company to issue any securities to any Person (other than the Lender) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Required Approvals and waivers that have heretofore been obtained, no further approval or authorization of any stockholder, Board of Directors or other Person(s) is required for the issuance and sale of the Note hereunder.

(g) Indebtedness. All Indebtedness owed by the Loan Parties to all Persons are disclosed in the most recent SEC Reports and in Section 3.01(g) of the Company Disclosure Schedule, which shall specify whether such Indebtedness is secured or unsecured.

(h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

(i) Undisclosed Liabilities. The Company has no liability, indebtedness, obligation, expense, claim, deficiency or guaranty of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise, required to be reflected in financial statements in accordance with GAAP, which individually or in the aggregate: (A) has not been reflected in the latest balance sheet included in the financial statements referenced hereinabove; or (B) has not arisen: (i) in the ordinary course of business, consistent with past practices, since the date of the latest balance sheet included in such financial statements in an amount that does not exceed $25,000 in any one case or $50,000 in the aggregate, (ii) pursuant to or in connection with this Agreement or other Transaction Document, or (c) are executory performance obligations to be performed after the date hereof in the ordinary course of business pursuant to agreement(s) entered into in the ordinary course of business, consistent with past practices. The Company is not in default with respect to any Indebtedness.

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(j) Material Changes. Since the date of the latest financial statements made available to Lender prior to the date hereof, other than as set forth in the SEC Reports: (A) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect; (B) the Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP; (C) the Company has not altered their method of accounting; (D) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock; and (E) the Company has not issued any equity securities except in favor of an officer, director or consultant pursuant to an existing Company equity incentive plans.

(k) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Loan Parties or any of its respective properties or assets before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (A) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents; or (ii) if there were an unfavorable decision, would reasonably be expected to result in a Material Adverse Effect. The Company has no outstanding Action that it believes will be material to the Loan Parties, taken as a whole. None of the Loan Parties nor any director or officer thereof is or has been the subject of any Action involving: (x) a claim of violation of or liability under the Securities Act, the Exchange Act, FINRA rules or any State Securities Laws; (y) breach of fiduciary duty; or (z) fraud (statutory or common law), embezzlement, misappropriation or conversion of property or rights, or any other crime involving deceit.

(l) Labor Relations. No labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Loan Parties which would reasonably be expected to result in a Material Adverse Effect. None of the Loan Parties’ employees is a member of a union that relates to such employee’s relationship with the Loan Parties, and the Loan Parties are not a party to any collective bargaining agreement. The Company believes that its relationships with the employees of the Loan Parties are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non- competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Loan Parties to any liability with respect to any of the foregoing matters. To the best of the Company’s knowledge, it is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m) Compliance. Except as disclosed set forth in Section 3.01(m) of the Company Disclosure Schedule, the Loan Parties: (i) is neither in default under nor in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Loan Parties under), nor has the Loan Parties received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement (whether or not such default or violation has been waived); (ii) is not in violation of any order of any court, arbitrator or governmental body; and (iii) is not and has not been in material violation of any statute, law, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(n) Regulatory Permits. The Loan Parties possesses all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business, except where the failure to possess such permits would not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and the Loan Parties have not received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o) Title to Assets. The Loan Parties have good and marketable title in fee simple to all real property and good and marketable title in all personal property owned by it that, in each case, is material to the business of the Loan Parties, in each case free and clear of all Liens, except for Permitted Liens and Liens disclosed in Section 3.01(o) of the Company Disclosure Schedule that do not materially and adversely (x) affect the value of such property or (y) interfere with the use made and proposed to be made of such property by the Loan Parties. Any real property and facilities held under lease by the Loan Parties are held by it under valid, subsisting and enforceable leases with which the Loan Parties are in compliance except as disclosed in Section 3.01(o) of the Company Disclosure Schedule.

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(p) Patents and Trademarks. (i) The Loan Parties have, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, software, websites, licenses and other intellectual property rights and similar rights as necessary or material for use in connection with its business as presently conducted (collectively, the “Intellectual Property Rights”); (ii) the Loan Parties have not received written notice that any of the Intellectual Property Rights violates or infringes upon the intellectual property rights of any other Person; (iii) all Intellectual Property Rights are enforceable by the Loan Parties, and to the knowledge of the Company there is no existing infringement by any other Person of any of the Intellectual Property Rights, except where the failure to be so enforceable or for such infringements as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (iv) the Loan Parties have taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights, except where failure to do so would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q) Transactions with Officers, Directors and Employees. None of the officers or directors of the Loan Parties and, to the knowledge of the Company, none of the employees of the Loan Parties, is presently a party to any transaction with the Loan Parties (other than for services as employees, officers and directors and related party notes as identified in the SEC Reports), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any such officer, director or employee or, to the knowledge of the Company, any entity in which any such officer, director or employee has a substantial interest or is an officer, director, trustee, member or partner, in each case other than for: (x) payment of salary or fees for services rendered; (y) reimbursement for expenses incurred on behalf of the Loan Parties; and (z) other employee benefits, including stock option agreements under any stock option plan of the Loan Parties.

(q) Private Placement. Assuming the accuracy of the Lender’s representations and warranties set forth in Section 3.02, no registration under the Securities Act is required for the offer and sale of the Note by the Company to the Lender as contemplated hereby.

(r) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Note will not be or be an Affiliate of, an ‘investment company’ within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not be an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(s) Registration Rights. Other than as described in the SEC Reports, as set forth in the Registration Rights Agreement and further modified by Section 3.01(t) of the Company Disclosure Schedule, no Person has any right to demand the Company to file a registration statement under the Securities Act covering the sale of any securities of the Company.

(t) Disclosure. Except with respect to: (i) the material terms and conditions of the transactions contemplated by the Transaction Documents; and (ii) information given to the Lender, if any, which the Company hereby confirms will not constitute material non-public information, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Lender or their agents or counsel with any information that it believes constitutes or might constitute material, nonpublic information. The Company understands and confirms that the Lender will rely on the foregoing representation in effecting transactions in securities of the Company. All disclosure furnished by or on behalf of the Company to the Lender regarding the Company, its business and the transactions contemplated hereby, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading as of the time made.

(u) No Integrated Offering. Assuming the accuracy of the Lender’s representations and warranties set forth in Section 3.02, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Note to be integrated with prior offerings by the Company for purposes of the Securities Act which would require the registration of any such securities under the Securities Act.

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(v) Solvency. The Loan Parties will not, after the Funding Date, incur debts beyond its ability to pay such debts (including Permitted Indebtedness) as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Except as disclosed in its SEC Reports (including the risk factors and qualified audit opinions disclosed therein), the Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Funding Date.

(w) Tax Status. The Company has filed all material federal, state and foreign income and franchise tax returns and has paid or accrued all material taxes shown as due thereon, and the Company has no knowledge of a material tax deficiency which has been asserted or threatened against the Company.

(x) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold the Note by any form of general solicitation or general advertising. The Company has offered the Note for sale only to the Lender.

(y) Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company is engaged. The Company has never been refused any insurance coverage sought or applied for, and the Company has no reason to believe that it will not be able to renew all existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers.

(z) Acknowledgment Regarding Lender’s Purchase of the Note. The Company acknowledges and agrees that the Lender is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that Lender is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Lender or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Lender’s purchase of the Note. The Company further represents to the Lender that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(aa) No Disqualification Events. With respect to the Notes to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of twenty percent (20%) or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the ‘Bad Actor’ disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Lender a copy of any disclosures provided thereunder.

(bb) Other Covered Persons. The Company is not aware of any person (other than any Issuer Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Regulation D Securities.

(cc) Notice of Disqualification Events. The Company will notify the Lender in writing, prior to the Funding Date of: (i) any Disqualification Event relating to any Issuer Covered Person; and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

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(dd) Foreign Corrupt Practices. To the knowledge of the Company, neither the Company nor any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity; (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law; or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act.

(ee) Office of Foreign Assets Control. Neither the Company nor, to the Company’s knowledge, any director or executive officer of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”).

(ff) U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Lender’s request.

(gg) Bank Holding Company Act. Neither the Company nor any of its Affiliates is subject to the Bank Holding Company Act of 1956, as amended (“BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (“Federal Reserve”). Neither the Company nor any of its Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(hh) Money Laundering. The operations of the Company are and have been conducted at all times in compliance in all material respects with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ii) Representations. The representations and warranties of the Company contained in this Agreement, and the certificate(s) furnished or to be furnished to the Lender at the Closing, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. The Company acknowledges and agrees that the representations contained in section 3.02 shall not modify, amend or affect Lender’s right to rely on the Company’s representations and warranties contained in this section 3.01 or elsewhere in this Agreement or any representations and warranties contained in any other Transaction Document, or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby.

(jj) ATM Capacity. The Company has an effective registration statement on Form S-3 and a prospectus supplement relating to the ATM Financing, and not less than $7,350,877.68 of Common Stock remains available for sale by the ATM Sales Agent under the ATM Financing, all of which may be sold in full in compliance with General Instruction I.B.6 of Form S-3. While any Obligations under the Notes remain outstanding, such capacity shall not be reset, reduced or otherwise decreased, other than by sales under the ATM Financing the ATM Net Proceeds of which are remitted in accordance with the ATM Waterfall Distribution Agreement.

(kk) Outstanding Common Stock Equivalents. Other than the warrants described in clauses (i) and (ii) of this Section 3.01(ll), there are no outstanding warrants, options, restricted stock units, convertible securities or other Common Stock Equivalents of the Company. (i) the inducement warrants held by Armistice Capital Master Fund Ltd. and Orca ● to purchase an aggregate of 3,404,724 shares of Common Stock have an exercise price of $1.56 per share, (ii) the remaining warrants issued in May 2026 to purchase approximately 1,590,000 shares of Common Stock have an exercise price of $1.571 per share, and (iii) none of such warrants contains any reset, ratchet or price-based anti-dilution provision. None of Armistice, Orca or any other holder of securities of the Company holds any right of participation, right of first refusal, most-favored-nation right, prohibition on variable rate transactions or other right or restriction that is or would be triggered by the transactions contemplated by the Transaction Documents, the ATM Financing or the issuance of any Conversion Shares, Make-Whole Shares or Commitment Shares.

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Section 3.02 Representations and Warranties of the Lender.

The Lender, for itself and for no other Person, hereby represents and warrants as of the date hereof and as of the Funding Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

(a) Authority; Organization. The Lender has full power and authority to enter into this Agreement and to perform all obligations required to be performed by it hereunder. The Lender is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Lender of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate or similar action on the part of the Lender. Each Transaction Document to which it is a party has been duly executed by the Lender, and when delivered by the Lender in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Lender, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Own Account. The Lender understands that the Note, the Commitment Shares and the Conversion Shares are “restricted securities” and have not been registered under the Securities Act or any applicable State Securities Law and is acquiring the Note, the Commitment Shares and Conversion Shares as principal for its own account and not with a view to or for distributing or reselling the Note, the Commitment Shares or Conversion Shares or any part thereof in violation of the Securities Act or any applicable State Securities Law, has no present intention of distributing any of the Note, the Commitment Shares or Conversion Shares in violation of the Securities Act or any applicable State Securities Law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of the Note (this representation and warranty not limiting the Lender’s right to sell the Note, the Commitment Shares or Conversion Shares in compliance with applicable federal and State Securities Laws) in violation of the Securities Act or any applicable State Securities Law. The Lender is acquiring the Note hereunder in the ordinary course of its business.

(c) Non-Transferrable. The Lender agrees: (i) that the Lender will not sell, assign, pledge, give, transfer or otherwise dispose of the Note, the Commitment Shares or Conversion Shares or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Note, the Commitment Shares and Conversion Shares under the Securities Act and all applicable State Securities Laws, or in a transaction which is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws, (ii) that the certificates representing the Note will bear a legend making reference to the foregoing restrictions, and (iii) that the Company and its Affiliates shall not be required to give effect to any purported transfer of the Note, the Commitment Shares and Conversion Shares except upon compliance with the foregoing restrictions.

(d) Lender Status. The Lender is an “accredited investor” as defined in Rule 501(a) under Regulation D of the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its Affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Note. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

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(e) Experience of The Lender. The Lender, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Note, and has so evaluated the merits and risks of such investment. The Lender is able to bear the economic risk of an investment in the Note and, at the present time, is able to afford a complete loss of such investment.

(f) No Trading Market. The Lender acknowledges that there is currently no trading market for the Note and that none is expected to develop for the Note.

(g) General Solicitation. The Lender acknowledges that neither the Company nor any other person offered to sell the Note to it by means of any form of general solicitation or advertising, including, but not limited to: (i) any advertisement, article, notice, or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(h) Confidentiality. Other than to other Persons party to this Agreement and its advisors who have agreed to keep information confidential or have a fiduciary obligation to keep such information confidential, the Lender has maintained the confidentiality of all disclosures made to it in connection with the transaction (including the existence and terms of this transaction).

(i) Foreign Lender. The Lender is a United States person and not a foreign Lender.

(j) Information from Company. The Lender and its investment managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information presented by the Company in this Agreement and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Note and anything set forth in the Transaction Documents. Neither the Lender nor the Lender’s investment managers, if any, have been furnished any offering literature by the Company or any of its Affiliates, associates, or agents other than the Transaction Documents, and the agreements referenced therein.

(k) Speculative Nature of Investment; Risk Factors. THE LENDER UNDERSTANDS THAT AN INVESTMENT IN THE NOTE INVOLVES A HIGH DEGREE OF RISK. The Lender acknowledges that: (i) any projections, forecasts or estimates as may have been provided to the Lender are purely speculative and cannot be relied upon to indicate actual results that may be obtained through this investment; any such projections, forecasts and estimates are based upon assumptions which are subject to change and which are beyond the control of the Company or its management, (ii) the tax effects which may be expected by this investment are not susceptible to absolute prediction, and new developments and rules of the Internal Revenue Service, audit adjustment, court decisions or legislative changes may have an adverse effect on one or more of the tax consequences of this investment, and (iii) the Lender has been advised to consult with his own advisor regarding legal matters and tax consequences involving this investment. The Lender represents that the Lender’s investment objective is speculative in that the Lender seeks the maximum total return through an investment in a broad spectrum of securities, which involves a higher degree of risk than other investment styles and therefore the Lender’s risk exposure is also speculative. The Note offered hereby is highly speculative and involves a high degree of risk and Lender should only purchase these securities if Lender can afford to lose its entire investment.

(l) Money Laundering. The operations of the Lender are and have been conducted at all times in compliance with the Money Laundering Laws, and no Action or Proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Lender with respect to the Money Laundering Laws is pending or, to the knowledge of the Lender, threatened.

The Company acknowledges and agrees that the representations contained in Section 3.02 shall not modify, amend or affect the Lender’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transaction contemplated hereby.

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ARTICLE IV

OTHER AGREEMENTS OF THE PARTIES

Section 4.01 Company Affirmative and Negative Covenants. The Company on behalf of itself and any of the other Loan Parties hereby covenants and agrees that until all Obligations owed to the Lender shall have been paid in full, without the prior written approval of the Lender:

(a) the Loan Parties shall not incur any Indebtedness, other than Permitted Indebtedness or as otherwise expressly permitted by this Agreement (“Additional Indebtedness”), unless the net proceeds to the Company of such Additional Indebtedness shall be used to prepay 100% of the then Outstanding Principal Amount of the Notes (including any Default Amount and accrued interest thereon), or such Additional Indebtedness shall be approved in advance by the Lender;

(b) the Loan Parties shall not engage in the public or private sale of any securities, including convertible and non-convertible notes or debentures, Common Stock or Common Stock Equivalents, except for Exempt Issuances or as otherwise expressly permitted in this Agreement, the Note or other Transaction Documents, unless 100% of the net proceeds to the Loan Parties from such sale are used to repay the then Outstanding Principal Amount of the Notes (including any Default Amount and accrued interest thereon);

(c) the Company shall at all times (x) maintain a sufficient number of registered, freely tradeable shares available for sale by the ATM Sales Agent under the ATM Financing having an aggregate market value (based on the closing price of the Common Stock on the immediately preceding Trading Day) of not less than Two Hundred Percent (200%) of the Outstanding Principal Amount of the Notes, and (y) reserve and keep available out of its authorized and unissued Common Stock, solely for issuance to the Lender upon conversion of the Notes and issuance of the Lender’s Shares, a number of shares of Common Stock equal to not less than Two Hundred Percent (200%) of the sum of the maximum number of Conversion Shares issuable upon conversion in full of the then Outstanding Principal Amount of the Notes (including any Default Amount and accrued interest thereon), calculated at the Floor Price then in effect, plus (ii) the maximum number of Lender’s Shares issued and issuable in each case without regard to any limitation on conversion or exercise set forth in the Transaction Documents (including the Exchange Cap and the Beneficial Ownership Cap), and calculated as if the Additional Loan had been funded in full, the Additional Note had been issued in its $1,350,000 Original Principal Amount, , whether or not the Additional Loan has then been funded, and the Company shall promptly take all actions necessary (including seeking stockholder approval of an increase in its authorized shares of Common Stock) to maintain such share availability and reserve at all times;

(d) the Company shall (i) effect sales of Common Stock under the ATM Financing in amounts sufficient to generate ATM Net Proceeds sufficient to pay each Weekly Installment Payment in full when due; it being agreed that any inability of the Company to effect such sales in such amounts for any reason, including by reason of General Instruction I.B.6 of Form S-3 or any reduction in the capacity available under the ATM Financing, shall constitute an immediate Event of Default; (ii) maintain the ATM Financing in full force and effect, together with a currently effective registration statement and prospectus supplement covering such sales; (iii) not suspend, terminate or reduce the ATM Financing, or fail to instruct sales thereunder, without the prior written consent of the Lender; and (iv) cause the ATM Sales Agent to remit one hundred percent (100%) of all ATM Net Proceeds directly to the DACA Account, and only to the DACA Account, within three (3) Business Days after the settlement of each sale under the ATM Financing (or, prior to the execution and delivery of the DACA, to the account designated by Astor pursuant to Section 2.04), and the Company shall deposit any ATM Net Proceeds received by it into such account within one (1) Business Day of receipt, and not revoke, modify or countermand the ATM Waterfall Distribution Agreement or any remittance instruction given to the ATM Sales Agent thereunder without the prior written consent of the Lender, it being agreed that any such revocation, modification or countermand shall constitute an immediate Event of Default;

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(e) the Company shall timely file all reports, schedules, and forms required to be filed with the SEC under the Securities Exchange Act of 1934, as amended, including all Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, within the prescribed deadlines (including any extensions pursuant to Rule 12b-25);

(f) the Company shall take all actions necessary to maintain continued listing on The Nasdaq Capital Market, including compliance with all applicable Nasdaq Listing Rules regarding minimum bid price, minimum stockholders’ equity, and continued listing standards;

(g) within five (5) Business Days from the funding of the Initial Loan, the Company shall file a new preliminary proxy statement in anticipation of the Stockholder’s Meeting which shall (i) include a full description of this Agreement and the other Transaction Documents, (ii) reflect that each Lender is voting the Lender’s Shares IN FAVOR of the proposals contained therein (other than any proposal seeking approval required under Nasdaq Listing Rule 5635(d) of the issuance of Conversion Shares upon conversion of the Notes or Make-Whole Shares), and (iii) seek Stockholder Approval of one or more reverse stock splits to be implemented by the Board of Directors within ranges of up to one share of Common Stock for each 750 shares of Common Stock then outstanding; and (iv) expressly include a proposal seeking the Stockholder Approval, with the Board of Directors recommending that the stockholders vote in favor of each all proposal submitted to the stockholders at the Stockholder Meeting;

(h) after the earlier of (A) the tenth (10th) calendar day following the filing of the preliminary proxy statement with the SEC, if the SEC has not by such date informed the Company that it will review the preliminary proxy statement, and (B) the date on which the SEC informs the Company that it has no further comments on the preliminary proxy statement, file the definitive proxy statement with the SEC and mail the same to the stockholders (including each Lender), and hold the Stockholders Meeting not later than November 10, 2026; provided, that if a quorum is not present at the Stockholders Meeting, the Company shall adjourn the Stockholders Meeting and reconvene it within ten (10) days thereafter, and shall continue to adjourn and reconvene the Stockholders Meeting every ten (10) days thereafter until a quorum is present; the Board of Directors shall recommend that the stockholders vote in favor of each proposal described in Section 4.01(g) and shall not withdraw or adversely modify such recommendation; and the Company shall engage a nationally recognized proxy solicitation firm reasonably acceptable to the Lender to solicit proxies in favor of such proposals;

(i) if, at any time while any Obligations under the Notes remain outstanding, the closing bid price of the Common Stock on the Trading Market is less than $1.00 per share for ten (10) consecutive Trading Days, the Company shall, within ten (10) Trading Days thereafter (or, if later, on the earliest date permitted under the rules of the Trading Market, including any advance notice requirement), effect a reverse stock split of the Common Stock at a ratio sufficient to cause the closing bid price of the Common Stock to equal or exceed $5.00 per share immediately following such reverse stock split, and, if the range of ratios then approved by the Company’s stockholders is insufficient for such purpose, the Company shall promptly call and hold a meeting of its stockholders to approve such additional reverse stock split authority;

(j) the Company shall promptly (and in no event later than two (2) Business Days after receipt) notify the Lender in writing of any deficiency notices, delisting determinations, hearing requests, panel decisions, or other correspondence received from Nasdaq relating to the continued listing of the Company’s securities;

(k) no payments of Indebtedness shall be paid to any Affiliate other than (i) payments on any Subordinated Debt in accordance with the subordination terms thereof, and (ii) payments of deferred compensation to members of the board of directors and employees of the Company;

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(l) the Loan Parties shall not permit any Person to have a Lien of any of the assets of any of the Loan Parties, except for Permitted Liens; and

(m) the Loan Parties shall comply with all of the additional affirmative and negative covenants set forth in the Note and the Security Agreement.

(n) the Company shall at all times maintain unrestricted cash and cash equivalents of not less than Two Hundred and Fifty Thousand Dollars ($250,000) in the aggregate, excluding any amounts held in the DACA Account or in any account designated by the Lender pursuant to Section 2.04 (the “Minimum Cash Requirement”);

(o) on or before the second (2nd) Business Day of each calendar week, the Company shall deliver to the Lender a certificate signed by the Company’s Principal Financial Officer setting forth, for the immediately preceding week and cumulatively since the Closing Date, (i) the number of shares of Common Stock sold and the gross proceeds received under the ATM Financing, (ii) the ATM Net Proceeds and the remittance thereof in accordance with the ATM Waterfall Distribution Agreement, (iii) the remaining capacity available under the ATM Financing, including after giving effect to General Instruction I.B.6 of Form S-3, (iv) a calculation demonstrating compliance with the ATM Coverage Requirement set forth in Section 4.01(c)(x), and (v) compliance with the Minimum Cash Requirement;

(p) until all Obligations under the Notes have been paid in full, the Company shall not reprice, amend, modify or waive any provision of, or offer or provide any cash or other inducement for the exercise of, any warrant to purchase Common Stock outstanding on the Closing Date, including the warrants described in Section 3.01(ll);

(q) notwithstanding Section 4.01(b), until all Obligations under the Notes have been paid in full, the Company shall not issue any warrants or other Common Stock Equivalents to any Person other than the Lender, unless the net proceeds of such issuance are applied, concurrently with such issuance, to repay in full all Obligations under the Notes (including any Default Amount and accrued interest thereon); and

(r) if the depositary bank party to the DACA delivers notice of termination of the DACA, the Company shall (i) within twenty (20) days after delivery of such notice, and in any event prior to the effective date of such termination, cause a replacement deposit account control agreement, in form and substance satisfactory to the Lender, to be executed and delivered by a depositary bank acceptable to the Lender, and (ii) cause all balances in the DACA Account to be swept to Astor prior to the effective date of such termination.

The Company covenants and agrees that a breach or violation of any of the above covenants set forth in this Section 4.01 shall constitute an immediate Event of Default under this Agreement, the Note and the other Transaction Documents.

Section 4.02 Most Favored Nations Agreement. If, at any time during the term of the Note, the Company enters into any debt or equity financing transaction with any third Person on terms that in the aggregate are more favorable to such third Person than the terms set forth in this Agreement, or in the Notes, the ATM Waterfall Distribution Agreement or other Transaction Documents (as reasonably determined by the Lender), the Lender shall have the right, at its sole option, to require the Company to amend the terms of this Agreement, the applicable Notes, the ATM Waterfall Distribution Agreement or other Transaction Documents to match such more favorable terms, provided that the Conversion Price shall not be reduced below the Floor Price. The Company shall provide the Lender with written notice of any such financing within two (2) Business Days of execution of any related agreement, together with copies of all related transaction documents. The foregoing shall not apply to (i) sales under the current ATM facility; (ii) equity compensation plans; and (iii) any financing approved in advance in writing by the Lender along with a waiver of this most favored nations provision.

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Section 4.03 Transfer Restrictions.

(a) The Note, Lender’s Shares and Conversion Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Note, Lender’s Shares or Conversion Shares other than pursuant to an effective registration statement or Rule 144, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Note, Lender’s Shares and Conversion Shares under the Securities Act. As a condition of such sale or transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of Lender under this Agreement. Notwithstanding anything to the contrary herein or in any other Transaction Document, the Lender may sell, transfer, assign or grant participations in all or any portion of its rights, title and interest in this Agreement, the Notes and the other Transaction Documents to any Person without the consent of the Company, subject only to compliance with applicable federal and State Securities Laws and Section 5.06.

(b) Each Lender agrees to the imprinting, so long as is required by this Section 4.03, of a legend on any of the Note, the Lender’s Shares and Conversion Shares in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY THIS SECURITY.

Section 4.04 Use of Proceeds; Restrictions on Certain Payments. The Company shall use the net proceeds paid to it under the Flow of Funds Agreement for general working capital purposes.

Section 4.05 Future Subsidiary. Any direct or indirect Subsidiary of the Company formed or acquired after the Funding Date and before the Note shall have been repaid in full shall promptly thereafter execute and deliver (or otherwise join and agree to be bound under) the applicable Subsidiary Guarantees and Security Agreement.

Section 4.06 Stockholders Meeting. The Company’s failure to file a proxy statement or hold a Stockholders Meeting when required by Section 4.01 shall constitute an Event of Default and the failure of the Company to obtain the Stockholder Approval of the reverse stock splits described herein on or before November 10, 2026 shall constitute an Event of Default. Each Lende acknowledges and agrees that itshall not vote any shares of Common Stock held by such Lender with respect to any proposal seeking approval of the issuance of the Commitment Shares or the Conversion Shares or Make-Whole Shares upon conversion of the Notes required under Nasdaq Listing Rule 5635(d) or the issuance of Common Stock in excess of the Exchange Cap.

Section 4.07 Integration. The Company shall not sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Note to the Lender in a manner that would require the registration under the Securities Act of the issuance and sale of the Note to the Lender.

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Section 4.08 Publicity. The Company and the Lender shall consult with each other in issuing any other press releases and SEC Reports with respect to the transactions contemplated hereby, and neither the Company nor the Lender shall issue any such press release or SEC Report nor otherwise make any such public statement without the prior consent of the Company with respect to any press release of the Lender, or without the prior consent of the Lender with respect to any press release or SEC Report of the Company mentioning the Lender, which consent shall not unreasonably be withheld or delayed, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, SEC Report or communication. The Company will publish a press release announcing this transaction approved by the Lender within 4 Business Days following the Funding Date.

Section 4.09 Indemnification of Lender. The Company shall indemnify, reimburse and hold harmless the Lender and its partners, members, shareholders, officers, directors, employees and agents (and any other persons with other titles that have similar functions) (collectively, “Indemnitees”) from and against any and all losses, claims, liabilities, damages, penalties, suits, costs and expenses, of any kind or nature, (including fees relating to the cost of investigating and defending any of the foregoing) imposed on, incurred by or asserted against such Indemnitee in any way related to or arising from or alleged to arise from: (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents and (ii) any action instituted against such Indemnitee in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Indemnitee, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Indemnitee’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Indemnitee may have with any such stockholder or any violations by such Indemnitee of state or federal securities laws or any conduct by such Indemnitee which results from the gross negligence or willful misconduct of the Indemnitee as determined by a final, non-appealable decision of a court of competent jurisdiction).

Section 4.10 Resale Registration upon Event of Default. Upon the occurrence and during the continuance of an uncured Event of Default, at the written request of the Lender, the Company shall, within thirty (30) days of such request, file with the SEC a registration statement registering for resale by the Lender a number of shares of Common Stock equal to not less than Two Hundred Percent (200%) of the sum of (i) the maximum number of Conversion Shares issuable upon conversion in full of the then Outstanding Principal Amount of the Notes (including any Default Amount and accrued interest thereon), calculated at the Floor Price then in effect, plus (ii) the Conversion Shares in each case without regard to the Exchange Cap and the Beneficial Ownership Cap and in each case calculated as if the Additional Loan had been funded in full, the Additional Note had been issued in its $1,350,000 Original Principal Amount, whether or not the Additional Loan has then been funded, and shall cause such registration statement to be declared effective by the SEC within sixty (60) days of such request, without reduction in the number of shares registered for any reason and without any suspension or delay except as required by applicable law.

ARTICLE V
MISCELLANEOUS

Section 5.01 Termination. This Agreement may be terminated by the Lender by written notice to the Company if the Closing has not been consummated on or before the third Business Day after the date of the execution and delivery of this Agreement by both parties; provided that such termination will not affect the right of any party to sue for any breach by the other party.

Section 5.02 Fees and Expenses. The Company shall bear the reasonable and documented out-of-pocket expenses of the Company and the Lender incurred in connection with the negotiation, preparation, execution, delivery and performance of the Transaction Documents, including, without limitation, reasonable attorneys’ and consultants’ fees and expenses (including previously paid fees to Lender’s counsel of $30,000), transfer agent fees, fees for stock quotation services, fees relating to any amendments or modifications of the Transaction Documents or any consents or waivers of provisions in the Transaction Documents, fees for the preparation of opinions of counsel, escrow fees, and costs of restructuring the transactions contemplated by the Transaction Documents. When possible, the Company must pay these fees directly, including, but not limited to, any and all wire fees, otherwise the Company must make immediate payment for reimbursement to the Lender for all fees and expenses immediately upon written notice by the Lender or the submission of an invoice by the Lender. In addition, the Company shall pay the Origination Fee to the Lender as specified hereinabove.

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Section 5.03 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

Section 5.04 Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, or by email:

if to Lender:

J.J. Astor & Co.

26 S Rio Grande Street, #2072

Salt Lake City, Utah 84101

Attn: Michael Pope

Email: michael.p@jjastor.com

with a copy to:

Barton, LLP

711 Third Avenue, 14th Floor

New York, New York 10017

Attn: Stephen A. Weiss, Esq.

if to the Company:

Co-Diagnostics, Inc.

2401 S. Foothill Drive, Suite D

Salt Lake City, Utah 84109

Attn: Dwight H. Egan, CEO

Email: d.egan@codiagnostics.com

Attn: Daniel Bohrer, Executive VP of Finance and Accounting

Email: d.bohrer@codiagnostics.com

with a copy to:

Dorsey & Whitney LLP

111 S Main St #2100,

Salt Lake City, UT 84111

Attn: Dan Lyman

Email: lyman.dan@dorsey.com

Phone: (801) 933-7360

or to such other Persons or addresses as may be designated in writing by the party to receive such notice as provided above.

Section 5.05 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented, or amended except in a written instrument signed, in the case of an amendment, by the Company and the Lender or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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Section 5.06 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Lender (other than by merger). The Lender may assign any or all of its rights under this Agreement to any Person to whom the Lender assigns or transfers the Note, and/or participate any of such rights in connection with granting of any participation of the Note, provided that such transfer or participation complies with all applicable federal and State Securities Laws and that any such transferee or participant agrees in writing by the provisions of the Transaction Documents that apply to the Lender.

Section 5.07 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

Section 5.08 Governing Law.

All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents, shall be governed by and construed and enforced in accordance with the internal laws of the State of Utah, without regard to the principles of conflict of laws thereof. Each Party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a Party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents), shall be commenced exclusively in the federal and state courts sitting in Salt Lake County, Salt Lake City, Utah (the “Utah Courts”). Each Party hereto hereby irrevocably submits to the exclusive jurisdiction of the Utah Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, Action or Proceeding, any claim that it is not personally subject to the jurisdiction of such Utah Courts, or that such Utah Courts are improper or inconvenient venue for such proceeding or that such Party may obtain an exemption from Utah law based on any public policies or principles of any other State or jurisdiction. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, Action or Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each Party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Transaction Documents or the transactions contemplated hereby. If any Party shall commence an Action or Proceeding to enforce any provisions of the Transaction Documents, then the prevailing Party in such Action or Proceeding shall be reimbursed by the other Party for its attorney’s fees and other costs and expenses incurred in the investigation, preparation and prosecution of such Action or Proceeding.

Section 5.09 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Notes.

Section 5.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

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Section 5.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

Section 5.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever the Lender exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Lender may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

Section 5.13 Replacement of the Note. If any certificate or instrument evidencing the Note is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Note.

Section 5.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Lender and the Company will be entitled to seek specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

Section 5.15 Payment Set Aside. To the extent that the Company makes a payment or payments to the Lender pursuant to any Transaction Document or the Lender enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 5.16 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. All interest (including default interest) payable under any Transaction Document shall be computed on the basis of a 360-day year and the actual number of days elapsed.

Section 5.17 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

Section 5.18 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

[SIGNATURE PAGE FOLLOWS]

C-32

IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be duly executed by their respective authorized signatories as of the Agreement Date.

Company:

CO-DIAGNOSTICS, INC.

By:	/s/ Dwight H. Egan
Name:	Dwight H. Egan,
Title:	Chief Executive Officer

By:	/s/ Daniel Bohrer
Name:	Daniel Bohrer
Title:	Executive Vice President of Finance and Accounting (Principal Financial Officer)

Lender:

J.J. ASTOR & CO.

By:	/s/ Michael Pope
Name:	Michael Pope
Title:	Chief Executive Officer

C-33

APPENDIX D

ARTICLES OF AMENDMENT

TO THE ARTICLES OF INCORPORATION OF

CO-DIAGNOSTICS, INC.

Entity Number: 8650065-0142

Pursuant to the provisions of Section 16-10a-1006 of the Utah Revised Business Corporation Act, the undersigned corporation hereby adopts the following Articles of Amendment to its Articles of Incorporation:

1. Name of Corporation

The name of the corporation is Co-Diagnostics, Inc.

2. Date of Adoption

The date the following amendment was adopted is: [___________, 2026]

3. Amendment

The text of the amendment to the Articles of Incorporation is as follows:

Following the final paragraph of ARTICLE III – CAPITAL STOCK, the following paragraph shall be inserted:

“Upon the filing of these Articles of Amendment with the Utah Division of Corporations and Commercial Code (the “Division”), and without any further action by the shareholders of the Corporation, each [●] shares of the Corporation’s issued and outstanding Common Stock, par value $0.001 per share (“Common Stock”), shall automatically be combined and reclassified into one (1) share of fully paid and nonassessable Common Stock (the “Reverse Stock Split”).

No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional shares, each holder otherwise entitled to a fractional share shall receive one (1) whole share of Common Stock, such that all affected holders shall hold only whole shares after the Reverse Stock Split.

Each certificate or book-entry position representing shares of Common Stock immediately prior to the effectiveness of this amendment shall thereafter represent the number of whole shares of Common Stock to which the holder thereof is entitled after giving effect to the Reverse Stock Split.

The number of authorized shares of Common Stock and Preferred Stock, and the par value of such shares, shall not be affected by this amendment.”

4. Approval

The foregoing amendment was duly adopted in accordance with the provisions of Section 16-10a-1003 of the Utah Revised Business Corporation Act and the Bylaws of the Corporation by the shareholders of the Corporation on [___________, 2026], with the number of votes cast in favor of the amendment being sufficient for approval.

5. Delayed Effective Date (if applicable)

If not effective upon filing, the effective date of this Amendment shall be: [___________] (MM/DD/YYYY – not to exceed 90 days from filing).

6. Execution

Under penalties of perjury, the undersigned declares that these Articles of Amendment have been examined and are, to the best of his or her knowledge and belief, true, correct, and complete.

Executed as of [___________, 2026].

CO-DIAGNOSTICS, INC.
a Utah corporation

By:
Dwight H. Egan
President and Chief Executive Officer

State of Utah

Department of Commerce

Division of Corporations & Commercial Code

Articles of Amendment to Articles of Incorporation (Profit)

D-1

ANNEX A

COURT ORDER

The Order of the Court is stated below:
Dated: October 15, 2026 11:56:45 AM /s/ RITA M. CORNISH
Business and Chancery Court Judge

The Order of the Court is stated belo
Dated:

Kevin Ontiveros (Utah Bar No. 5530)
Chief Legal Officer
Co-Diagnostics, Inc.
2401 S. Foothill Drive, Suite D
Salt Lake City, Utah 84109
Telephone: 801-450-7001
Email: k.ontiveros@co-dx.com
Counsel for Petitioner Dwight Egan

Submitted for electronic signature. Upon entry, the Court's electronic signature and date will appear at the top of this first page.

DWIGHT EGAN, Petitioner, v. CO-DIAGNOSTICS, INC., a Utah corporation, Respondent.	**Case No. 260200106** **Judge Rita Cornish** **STIPULATED ORDER GRANTING EXPEDITED VERIFIED PETITION FOR COURT-ORDERED SHAREHOLDER MEETING**

The Court, having considered Petitioner Dwight Egan's Expedited Verified Petition for Court-Ordered Shareholder Meeting and for Relief Under Utah Code § 16-10a-703, the declarations and exhibits submitted in support, Respondent Co-Diagnostics, Inc.'s signed Appearance, Consent to Petition and Proposed Order, and Waiver of Further Response Periods dated October 14, 2026, and the Request to Submit for Decision, and the parties having

October 15, 2026 11:56 AM 1 of 4

stipulated to entry of this Order, and good cause appearing, hereby FINDS AND ORDERS as follows:

1. Co-Diagnostics, Inc. ("Co-Diagnostics" or the "Company") is a Utah corporation and a business organization within the Court's jurisdiction.

2. Petitioner Dwight Egan is a director of the Company and is authorized to petition for relief under Utah Code § 16-10a-703(1)(a).

3. The Company last completed an annual meeting of shareholders on May 27, 2025. More than 15 months have elapsed without a subsequent annual meeting at which shareholder business could be conducted.

4. The Company undertook substantial proxy-solicitation efforts for its 2026 Annual Meeting and convened the meeting on September 3, 2026, but did not obtain the majority quorum then required. The meeting was adjourned and reconvened on September 24, 2026, when the Company again lacked a majority quorum.

5. As of September 28, 2026, 2,179,921 of 5,278,957 outstanding shares, approximately 41.29%, were represented in connection with the annual meeting.

6. The Court finds that fixing the quorum at one-third of the votes entitled to be cast by the applicable voting group is appropriate to facilitate a shareholder meeting while preserving meaningful shareholder participation and without changing the substantive vote required for approval of any matter.

7. The relief granted below is limited to the court-ordered meeting and does not determine the substantive merits of any proposal or direct any shareholder how to vote.

October 15, 2026 11:56 AM 2 of 4

ORDER

1. Pursuant to Utah Code § 16-10a-703, a meeting of shareholders of Co-Diagnostics is hereby ordered to be held on a date and at a time and place, or by remote communication if otherwise permitted, established by the Company's Board of Directors consistent with this Order.

2. The meeting shall be designated as a special meeting of shareholders for the matters identified in the notice and proxy materials approved by the Board; provided, however, that the Board may designate the meeting as an annual meeting if necessary or appropriate to comply with applicable law or this Order.

3. The Board is authorized to fix a new record date for determining shareholders entitled to notice of and to vote at the meeting, consistent with applicable law and the federal securities laws.

4. The Company may provide notice and solicit proxies in accordance with Utah law, federal securities laws, SEC rules, Nasdaq rules, its governing documents to the extent not modified by this Order, and this Order.

October 15, 2026 11:56 AM 3 of 4

7. For avoidance of doubt, this Order modifies only the quorum required for the court-ordered meeting. Nothing in this Order changes, reduces, or otherwise modifies the affirmative vote required to approve any matter under Utah law, the Company's Articles of Incorporation or Bylaws, Nasdaq rules, federal securities laws, or other applicable law.

8. Shares represented by valid proxies shall be deemed present for purposes of determining quorum to the same extent such shares otherwise would be deemed present under applicable law and the Company's governing documents.

9. The chair of the meeting may adjourn or recess the meeting as permitted by applicable law and the Company's governing documents. The quorum standards established by this Order shall continue to govern any properly reconvened session of the court-ordered meeting.

10. The Court retains jurisdiction to resolve disputes concerning the interpretation or implementation of this Order and to enter additional orders concerning notice, record date, voting groups, proxy solicitation, tabulation, or meeting mechanics as necessary or appropriate to accomplish the purposes of Utah Code § 16-10a-703.

APPROVED AS TO FORM AND CONSENTED TO BY RESPONDENT
Daniel Lyman (Utah Bar No. 16093)
Dorsey & Whitney LLP
Counsel for Respondent Co-Diagnostics, Inc.

Approval is evidenced by Respondent's Appearance, Consent to Petition and Proposed Order, and Waiver of Further Response Periods, signed by Daniel Lyman on October 14, 2026, expressly consenting to entry of the proposed order as submitted.

Pursuant to URBCP 10(e), the Court's electronic signature and date appear at the top of the first page of this Order.

October 15, 2026 11:56 AM 4 of 4

CO-DIAGNOSTICS, INC.
2401 SOUTH FOOTHILL DR., SUITE D
SALT LAKE CITY, UTAH 84109
UNITED STATES

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on [*], 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE IN PERSON
You may attend the meeting in person and vote during the meeting.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on [*], 2026. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T04840-TBD

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CO-DIAGNOSTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Dwight Egan
02) Eugene Durenard
03) Richard Serbin
04) James Nelson
05) Edward Murphy

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR Proposals 2, 3, 4, 5, 6, 7, 8 and 9.

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

T04841-TBD

CO-DIAGNOSTICS, INC.
Special Meeting of Shareholders
[*], 2026, [*] AM, (Mountain Time)
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Dwight H. Egan, CEO and Chairman of the Board, and Kevin Ontiveros, General Counsel, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CO-DIAGNOSTICS, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at [*] AM, (Mountain Time) on [*], 2026, at Co-Diagnostics, Inc.'s offices located 2401 S. Foothill Dr, Ste. D, SLC, Utah 84109, and any adjournment or postponement thereof.
This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side